================================================================================

                                 SCHEDULE 14A/A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
CHECK THE APPROPRIATE BOX:
[ ] PRELIMINARY PROXY STATEMENT                          [ ] CONFIDENTIAL, FOR
USE OF THE
                                            COMMISSION ONLY (AS PERMITTED BY
                                            RULE 14A-6(E)(2))
[X] DEFINITIVE PROXY STATEMENT
[ ] DEFINITIVE ADDITIONAL MATERIALS
[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                         PENNCORP FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: (i) Common Stock, par value $.01 per share, of Southwestern Financial Corporation (the "Southwestern Financial Shares") to be acquired by PennCorp Financial Group, Inc.; and (ii) Members Interests, no par value, in Knightsbridge Capital, L.L.C., Knightsbridge Management, L.L.C. and Knightsbridge Consultants, L.L.C. (the "Knightsbridge Interests") to be acquired by PennCorp Financial Group, Inc.

     (2) Aggregate number of securities to which transaction applies: (i) 4,140,417, being the maximum number of Southwestern Financial Shares to be acquired by PennCorp Financial Group, Inc. in the transaction and (iii) 100% of the Knightsbridge Interests.

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: The amount on which the filing fee is calculated was determined pursuant to Rule 0-11(a)(4) and (c) of the Exchange Act by multiplying (A) 1/50th of 1% by the product of (i) $9.95, being the book value per Southwestern Financial Share, and (ii) 4,140,417, the number of Southwestern Financial Shares to which the transaction applies (assuming the exercise of outstanding common stock purchase warrants); and (B) 1/50th of 1% by $3,333,333.33, being one-third of the stated value being paid for the Knightsbridge Interests.

     (4) Proposed maximum aggregate value of transactions: $44,530,482.48, being the sum of (A) $41,197,149.15 plus (B) $3,333,333.33, determined based on 3(A)
and (B) above.

     (5) Total fee paid: $77,329.54

     [X] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration No.:

     (3) Filing Party:

     (4) Date Filed:

================================================================================

                         PENNCORP FINANCIAL GROUP, INC.
                                745 FIFTH AVENUE
                            NEW YORK, NEW YORK 10151
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 31, 1997
                             ---------------------
To the Stockholders of
PennCorp Financial Group, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of PennCorp Financial Group, Inc. (the "Company") will be held on December 31, 1997 at 10:00 A.M., local time, at 3 Bethesda Metro Center, Bethesda, Maryland 20814 for the following purposes:

          1. To elect three Class II directors to hold office until the 2000 annual meeting of stockholders and/or until their respective successors are elected and qualified;

          2. To approve the adoption of certain amendments to the Company's 1996 Stock Award and Stock Option Plan;

          3. To approve an amendment to the Company's Second Restated Certificate of Incorporation ("Certificate of Incorporation") increasing the number of its authorized shares of common stock from 50,000,000 to 100,000,000;

          4. To approve an amendment to the Certificate of Incorporation to reduce the minimum required number of members constituting the Company's Board of Directors from nine to seven;

          5. To approve the purchase by the Company, upon the terms and conditions described in the accompanying Proxy Statement, of The Fickes and Stone Knightsbridge Interests (as defined in the Proxy Statement);

          6. To approve the purchase by the Company, upon the terms and conditions described in the accompanying Proxy Statement, of all the outstanding common stock and common stock warrants of Southwestern Financial Corporation not already owned by PennCorp;

          7. To adjourn the Annual Meeting in the event that there are not sufficient votes to approve the above proposals at the time of the Annual Meeting; and

          8. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 24, 1997, as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. A list of such stockholders will be maintained at the offices of PennCorp Financial Inc., 3 Bethesda Metro Center, Bethesda, Maryland 20814, during the ten-day period prior to the date of the meeting and will be available for inspection by stockholders, for any purpose germane to the meeting, during ordinary business hours.

     You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IN THE EVENT A STOCKHOLDER DECIDES TO ATTEND THE MEETING, THAT STOCKHOLDER MAY REVOKE A PREVIOUSLY GIVEN PROXY AND VOTE IN PERSON.

                                            By Order of the Board of Directors,

                                            SCOTT D. SILVERMAN
                                            Secretary

December 2, 1997

                         PENNCORP FINANCIAL GROUP, INC.
                                745 FIFTH AVENUE
                            NEW YORK, NEW YORK 10151
                                  212-832-0700

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of PennCorp Financial Group, Inc. (the "Company" or "PennCorp") of proxies to be used at the Annual Meeting of Stockholders to be held at 3 Bethesda Metro Center, Bethesda, Maryland 20814, on December 31, 1997 at 10:00 A.M., local time, and at any and all adjournments thereof. In addition to the solicitation of proxies by mail, directors, officers and employees of the Company may solicit proxies personally, by telephone, telefax or otherwise, without receiving additional compensation therefor. The expenses of all such solicitations, including the cost of preparing, printing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company has retained Georgeson & Company Inc. as its proxy solicitor for the meeting, which will receive a fee of $10,000 (plus reimbursement of out-of-pocket expenses) for its services. The Company, upon request, will reimburse brokers, banks and other nominees for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of the Company's Common Stock. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders of the Company on or about December 2, 1997. The Company's 1996 Annual Report to Shareholders and Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 are being mailed to stockholders together with this Proxy Statement.

     If the enclosed proxy card is validly executed, dated and returned, it will be voted as directed by the stockholder. If no directions are given, proxies will be voted (i) FOR election as directors of all of the nominees specified herein; (ii) FOR the approval of the adoption of certain amendments to the Company's 1996 Stock Award and Stock Option Plan (the "Stock Plan"); (iii) FOR the approval of an amendment to PennCorp's Second Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000; (iv) FOR the approval of an amendment to the Certificate of Incorporation to reduce the minimum required number of members constituting the Board of Directors from nine to seven; (v) FOR the approval of the acquisition by PennCorp, upon the terms and conditions described herein, of The Fickes and Stone Knightsbridge Interests (as defined); (vi) FOR the approval of the acquisition by PennCorp, upon the terms and conditions described herein, of all the outstanding common stock and common stock warrants (the "SW Financial Controlling Interest") of Southwestern Financial Corporation, a Delaware corporation ("SW Financial"), not currently owned by the Company; (vii) FOR the adjournment of the Annual Meeting in the event that there are not sufficient votes to approve the foregoing proposals at the time of the Annual Meeting; and (viii) in accordance with the discretion of the named attorneys-in-fact on other matters, if any, properly brought before the meeting or any adjournment thereof. A proxy may be revoked at any time, insofar as the authority granted thereby has not been exercised at the Annual Meeting, by filing with the Secretary of the Company a written revocation or a duly executed proxy card bearing a later date. Any stockholder present at the meeting may vote personally on all matters brought before the meeting and, in that event, such stockholder's proxy will not be used at the meeting by holders of the proxy. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a previously given proxy.

     Only stockholders of record as of the close of business on November 24, 1997 (the "Record Date") are entitled to vote at the meeting. Holders of Common Stock are entitled to one vote for each share held of record. On November 24, 1997, the Company had outstanding and entitled to vote at the Annual Meeting 28,085,617 shares of Common Stock. A majority of those shares present in person or by proxy at the Annual Meeting will constitute a quorum to transact business at the meeting. All directors and executive officers of the Company are expected to vote, or cause to be voted, all shares of Common Stock over which they exercise voting control (an aggregate of 1,488,001 shares of Common Stock or approximately 5.3% of the outstanding shares of Common Stock on the Record Date) FOR the approval of each of the proposals being submitted at the Annual Meeting, except that Messrs. Stone, Fickes and Greenberg will abstain from voting on Proposal No. 5 and Proposal No. 6.

                          THE PENNCORP ANNUAL MEETING

GENERAL

     This Proxy Statement is being furnished to PennCorp common stockholders in connection with the solicitation of proxies by the Board of Directors of the Company (the "PennCorp Board") for use at the 1997 Annual Meeting of Stockholders. Each copy of this Proxy Statement mailed to PennCorp common stockholders is accompanied by a form of proxy for use at the Annual Meeting. The Annual Meeting is scheduled to be held on December 31, 1997, at 10:00 a.m., local time, at 3 Bethesda Metro Center, Bethesda, Maryland 20814.

PENNCORP STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY TO PENNCORP IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PURPOSE OF THE ANNUAL MEETING

     At the Annual Meeting, PennCorp common stockholders will be asked to consider and vote upon the following proposals and to transact such other business as may properly come before the meeting.

     Proposal No. 1 -- Election of Class II Directors. The PennCorp Board has nominated the persons named elsewhere herein to serve as Class II directors of the Corporation, to serve until the 2000 annual meeting of Stockholders or until their earlier death, resignation or retirement. THE PENNCORP BOARD UNANIMOUSLY RECOMMENDS THAT PENNCORP STOCKHOLDERS VOTE FOR THE NOMINEES SET FORTH HEREIN. See "PROPOSAL NUMBER 1 -- Election of Class II Directors."

     Proposal No. 2 -- Approval of Certain Amendments to the Company's 1996 Stock Award and Stock Option Plan. The PennCorp Board proposes to amend the Stock Plan as described further herein. THE PENNCORP BOARD UNANIMOUSLY RECOMMENDS THAT PENNCORP STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE STOCK PLAN. See "PROPOSAL NUMBER 2 -- Approval of Certain Amendments to the Company's 1996 Stock Award and Stock Option Plan."

     Proposal No. 3 -- The Amendment to the Certificate of Incorporation to Increase the Authorized Common Stock. The PennCorp Board proposes to amend the Certificate of Incorporation to increase the Company's authorized common stock from 50,000,000 shares to 100,000,000 shares. The PennCorp Board has concluded that the amendment to the Certificate of Incorporation is in the best interests of PennCorp and its stockholders. THE PENNCORP BOARD UNANIMOUSLY RECOMMENDS THAT PENNCORP STOCKHOLDERS VOTE FOR THE APPROVAL OF THE CHARTER AMENDMENT. See "PROPOSAL NUMBER 3 -- Amendment to the Certificate of Incorporation to Increase the Authorized Common Stock."

     Proposal No. 4 -- The Amendment to the Certificate of Incorporation to Reduce the Minimum Required Number of Directors. The PennCorp Board proposes to amend the Certificate of Incorporation to reduce the minimum required number of members constituting the PennCorp Board from nine to seven. The PennCorp Board has concluded that the amendment to the Certificate of Incorporation is in the best interests of PennCorp and its stockholders. THE PENNCORP BOARD UNANIMOUSLY RECOMMENDS THAT PENNCORP STOCKHOLDERS VOTE FOR THE APPROVAL OF THE CHARTER AMENDMENT. See "PROPOSAL NUMBER 4 -- Amendment to the Company's Certificate of Incorporation to Reduce the Minimum Required Number of Directors."

     Proposal No. 5 -- The Acquisition of The Fickes and Stone Knightsbridge Interests. As part of a plan to restructure the Company's relationship with Knightsbridge Capital Fund I, L.P. (the "Knightsbridge Fund") and to consolidate the outside business interests of Messrs. Stone and Fickes, the Company's two senior executive officers, under the Company, the PennCorp Board (Messrs. Stone, Fickes and Greenberg abstaining), based upon the factors described elsewhere herein, including the fairness opinion of Smith Barney Inc. ("Smith Barney"), has concluded that the acquisition of The Fickes and Stone Knightsbridge Interests is fair to and in the best interests of PennCorp and its stockholders. THE PENNCORP BOARD

(MESSRS. STONE, FICKES AND GREENBERG ABSTAINING) UNANIMOUSLY RECOMMENDS THAT PENNCORP STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ACQUISITION OF THE FICKES AND STONE KNIGHTSBRIDGE INTERESTS. THE EMPLOYMENT AGREEMENTS OF MESSRS. STONE AND FICKES ENTERED INTO IN JUNE 1996 AS THE INITIAL STEP IN THE KNIGHTSBRIDGE RESTRUCTURING WILL BE RESCINDED IF THE ACQUISITION OF THE FICKES AND STONE KNIGHTSBRIDGE INTERESTS IS NOT APPROVED. IN ADDITION, IF PENNCORP STOCKHOLDERS DO NOT APPROVE THIS PROPOSAL, THE PROPOSED SETTLEMENT OF CERTAIN PENDING SHAREHOLDER DERIVATIVE LITIGATION WILL NOT BE CONSUMMATED ON THE TERMS DESCRIBED HEREIN. See "CERTAIN TRANSACTIONS -- The Knightsbridge Restructuring Plan and Related Litigation Settlement -- Acquisition of The Fickes and Stone Knightsbridge Interests"; "-- Proposed Settlement of Shareholder Litigation"; and "PROPOSAL NUMBERS 5 AND 6 -- The PennCorp/Knightsbridge Relationship."

     Proposal No. 6 -- The Acquisition of the SW Financial Controlling Interest. As part of the Knightsbridge restructuring plan, the PennCorp Board (Messrs. Stone, Fickes and Greenberg abstaining), based upon the factors described elsewhere herein, including the fairness opinion of Smith Barney, has concluded that the acquisition of the SW Financial Controlling Interest is fair to and in the best interests of PennCorp and its stockholders. THE PENNCORP BOARD (MESSRS. STONE, FICKES AND GREENBERG ABSTAINING) UNANIMOUSLY RECOMMENDS THAT PENNCORP STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ACQUISITION OF THE SW FINANCIAL CONTROLLING INTEREST. IF PENNCORP STOCKHOLDERS DO NOT APPROVE THIS PROPOSAL, THE PROPOSED SETTLEMENT OF CERTAIN PENDING SHAREHOLDER DERIVATIVE LITIGATION WILL NOT BE CONSUMMATED ON THE TERMS DESCRIBED HEREIN. See "CERTAIN TRANSACTIONS -- The Knightsbridge Restructuring Plan and Related Litigation Settlement -- Acquisition of the SW Financial Controlling Interest";
"-- Proposed Settlement of Shareholder Litigation"; and "PROPOSAL NUMBERS 5 and 6 -- The PennCorp/Knightsbridge Relationship."

     Proposal No. 7 -- The Adjournment of the Meeting, if Necessary, to Solicit Further Proxies. The PennCorp Board has unanimously determined that, given the complexity of the transactions presented for stockholder consideration and the importance of those transactions to the Company, it is advisable to vest in the attorneys-in-fact authority to vote for an adjournment of the meeting to permit the PennCorp Board to solicit further proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals. THE PENNCORP BOARD UNANIMOUSLY RECOMMENDS THAT PENNCORP STOCKHOLDERS VOTE FOR THE PROPOSAL TO CONFER AUTHORITY ON THE ATTORNEYS-IN-FACT TO VOTE FOR AN ADJOURNMENT OF THE MEETING FOR THE PURPOSE SPECIFIED ABOVE. See "PROPOSAL NUMBER 7 -- The Adjournment Proposal."

RECORD DATE; SHARES OUTSTANDING

     The close of business on November 24, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 28,085,617 shares of Common Stock issued and outstanding and held by approximately 300 stockholders of record. All directors and executive officers of PennCorp are expected to vote, or cause to be voted, all shares of Common Stock over which they exercise voting control (an aggregate of 1,488,001 shares of Common Stock or approximately 5.3% of the outstanding shares of Common Stock on the Record Date) FOR the approval of each of the proposals being submitted at the Annual Meeting, except that Messrs. Stone, Fickes and Greenberg will abstain (and will cause their spouses and certain family trusts controlled by them) from voting on Proposal Numbers 5 and 6.

VOTING AT THE ANNUAL MEETING

     The presence, either in person or by proxy, at the Annual Meeting of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

     Approval of Proposal No. 1. (Election of Class II Directors) will be determined by plurality vote. Votes may be cast for or votes may be withheld from each nominee. Abstentions may not be specified for the election of directors. Therefore, because a single slate of director nominees is being presented, votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome. Approval of Proposal

No. 2 (Amendment of the 1996 Stock Award and Stock Option Plan) requires the affirmative vote of at least a majority of the shares of Common Stock present, in person or by proxy at the Annual Meeting, and entitled to vote. Approval of each of Proposal No. 3 (Amendment to the Certificate of Incorporation to Increase the Authorized Common Stock) and Proposal No. 4 (Amendment to the Certificate of Incorporation to Reduce the Minimum Required Number of Directors) requires the affirmative vote of at least two-thirds of the issued and outstanding shares of Common Stock. Approval of each of Proposal No. 5 (The Acquisition of The Fickes and Stone Knightsbridge Interests), Proposal No. 6 (The Acquisition of the SW Financial Controlling Interest) and Proposal No. 7 (The Adjournment Proposal) requires the affirmative vote of at least a majority of the shares of Common Stock present, in person or by proxy at the Annual Meeting, and entitled to vote. Votes may be cast for or against each of Proposals No. 2 through 7 or stockholders may abstain from voting.

     At the Annual Meeting, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. An abstention with respect to any proposal will have the effect of a vote against that proposal. As part of the proposed settlement of certain pending shareholder derivative litigation, Messrs. Stone and Fickes will abstain from voting on Proposal Nos. 5 and 6. Mr. Greenberg has also indicated he will abstain from voting due to his indirect economic interest in the outcome of the vote on these proposals. Messrs. Stone, Fickes and Greenberg also will cause their spouses, minor children and certain family trusts controlled by them to abstain from voting on these proposals. These abstentions will increase by 1,266,265 shares the number of affirmative votes necessary for approval of those proposals. A "broker non-vote" will occur with respect to a given proposal when a broker holding shares of PennCorp Common Stock in street name (i.e., as nominee for the beneficial owner) returns an executed proxy (or voting directions) indicating that the broker does not have discretionary authority to vote on a proposal. Under the rules of the NYSE, brokers who hold shares of PennCorp Common Stock as nominees will not have discretionary authority to vote such shares on any of the proposals being submitted at the Annual Meeting, other than the proposal to elect Class II directors, in the absence of specific instructions from the beneficial owners thereof. Under Delaware law, a broker non-vote is counted as present for quorum purposes but is not considered to be entitled to vote on the specified matter. Therefore, broker non-votes generally have no effect on the outcome of a vote on a specific matter. However, because the approval of each of Proposal No. 3 (Amendment to the Company's Certificate of Incorporation to Increase the Authorized Common Stock) and Proposal No. 4 (Amendment to the Certificate of Incorporation to Reduce the Minimum Required Number of Directors) requires the affirmative vote of a specified minimum percentage of all of the issued and outstanding shares of PennCorp Common Stock, rather than the vote of a specified percentage of the shares of PennCorp Common Stock present at the meeting and entitled to vote, broker non-votes will have the effect of votes against the adoption of Proposal No. 3 and Proposal No. 4.

     Proxies will be voted as specified by PennCorp common stockholders. If a PennCorp common stockholder does not return a signed proxy, that stockholder's shares will not be voted. PennCorp common stockholders are urged to mark the appropriate boxes on the form of proxy enclosed herewith to indicate how their shares are to be voted. Each PennCorp stockholder is entitled to cast one vote per share of PennCorp Common Stock on each matter to be voted upon at the Annual Meeting. If a PennCorp stockholder returns a signed proxy, but does not indicate how such stockholder's shares are to be voted, the shares of PennCorp Common Stock represented by the proxy will be voted FOR the adoption of each proposal. The proxy also confers discretionary authority on the attorneys-in-fact named in the accompanying form of proxy to vote the shares of PennCorp Common Stock represented thereby on any other matter that may properly arise at the Annual Meeting, including consideration of a motion to adjourn or postpone the Annual Meeting to another time and/or place.

     Returning a signed proxy will not affect a PennCorp common stockholder's right to attend the Annual Meeting and vote in person. Any PennCorp stockholder who executes and returns a proxy may revoke such proxy at any time before it is voted by (i) filing with the Corporate Secretary of PennCorp, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Corporate Secretary of PennCorp at or before the Annual Meeting or (iii) attending the Annual Meeting and voting in person by ballot. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

     As of the date of this Proxy Statement, the PennCorp Board does not know of any other matters to be presented for action by PennCorp stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the attorneys-in-fact named in the accompanying proxy will vote upon such matters according to their discretion and best judgment.

SOLICITATION OF PROXIES

     In addition to solicitations by mail, solicitations may also be made by personal interview, facsimile transmission, telegram and telephone. PennCorp has retained Georgeson & Company Inc., a proxy solicitation firm, for assistance in connection with the Annual Meeting at an estimated expense of approximately $10,000 plus reasonable out-of-pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and PennCorp will reimburse them for their customary expenses in so doing.

DISSENTERS' APPRAISAL RIGHTS

     Under Delaware law, PennCorp stockholders will not be entitled to any appraisal rights in connection with any of the matters being submitted for approval at the Annual Meeting.

                              CERTAIN TRANSACTIONS

THE PENNCORP/KNIGHTSBRIDGE RELATIONSHIP

  General

     In 1995, with the authorization of the PennCorp Board, David J. Stone and Steven W. Fickes, the Company's two most senior officers, organized the Knightsbridge Fund to raise capital, to be managed by them, to make equity and equity-linked investments in companies engaged primarily in the life insurance industry. The Knightsbridge Fund, whose limited partners include affiliates of 10 leading domestic and international banking organizations, has received subscriptions for approximately $92,000,000 in limited partnership interests, including a $15,000,000 subscription from the Company. Messrs. Stone and Fickes are members of Knightsbridge Capital, L.L.C. ("Knightsbridge Capital") the general partner of the Knightsbridge Fund. Allan D. Greenberg, a member of the PennCorp Board, owns a 5% interest in Knightsbridge Capital. Messrs. Stone and Fickes have agreed to purchase Mr. Greenberg's interest in Knightsbridge Capital in connection with the restructuring of the relationship between the Company and the Knightsbridge Fund. Pursuant to the Knightsbridge Fund's limited partnership agreement, the general partner of the Knightsbridge Fund is entitled to receive 20% of all profits earned by the limited partners after they have been repaid their capital contributions to the partnership, assuming a specified "hurdle" rate of return has been achieved on their capital. The general partner of the Knightsbridge Fund cannot be removed by the limited partners, unless a court has finally determined that the general partner has committed a willful and material breach of the limited partnership agreement. However, the agreement provides that if either Mr. Stone or Mr. Fickes, or both, ceases to be a member of Knightsbridge Capital or otherwise actively involved in the management and operations of the Knightsbridge Fund, the Knightsbridge Fund may not subsequently call additional capital from the limited partners. The limited partners of the Knightsbridge Fund have consented to PennCorp's proposed acquisition of the controlling interests in Knightsbridge Capital, as described below under "-- The Knightsbridge Restructuring Plan and Related Litigation Settlement."

     During the second half of 1995, the PennCorp Board and Messrs. Stone and Fickes, on behalf of the Knightsbridge Fund, discussed the formation of a joint venture to pursue life insurance acquisitions and investments. The PennCorp Board and Messrs. Stone and Fickes concluded that the formation of a joint venture to combine the Company's and the Knightsbridge Fund's resources on a transaction-by-transaction basis could increase the opportunities of each to invest in a broader range of transactions. As part of that joint venture arrangement, the Company received a right of first refusal on all insurance transactions considered by the Knightsbridge Fund. In September 1995, the PennCorp Board appointed a special committee of directors composed of Thomas A. Player, Kenneth Roman, David C. Smith, Maurice W. Slayton and Bruce W. Schnitzer (the "Knightsbridge Committee"), one of the responsibilities of which was to evaluate all transactions submitted to the Company by the Knightsbridge Fund and to determine whether a particular transaction would be pursued solely by the Company (a "PennCorp Transaction"), pursued jointly with the Knightsbridge Fund (a "Shared Transaction"), or not pursued by the Company, in which case the Knightsbridge Fund would be permitted to pursue the transaction for its own account (a "Knightsbridge Transaction").

     The Knightsbridge Fund and the Company determined to use Knightsbridge Management L.L.C. ("Knightsbridge Management"), the manager of the Knightsbridge Fund, as their joint venture vehicle. The role of Knightsbridge Management was to provide merchant banking services on all insurance acquisitions involving the companies acquired or invested in by the Knightsbridge Fund or the Company. Each limited partner of the Knightsbridge Fund, including PennCorp, is obligated to pay to Knightsbridge Management an annual management fee equal to 1.5% of its capital commitment until the earlier of the fifth anniversary of the first closing of the partnership or the date on which the partnership is fully invested, and thereafter will be obligated to pay an annual management fee equal to 1.0% of its capital commitment during a disposition period not to exceed five years. The amount of the annual management fee is subject to offset under certain circumstances. Knightsbridge Management may also receive transaction fees from portfolio companies upon the completion of transactions supervised by it. The amount of any transaction fee paid with respect to a PennCorp Transaction or a Shared Transaction is subject to the prior review and approval of the Knights-bridge Committee. In exchange for a 45.0% interest in Knightsbridge Management's annual net distributable income (i.e., 45% of Knightsbridge Management's net income after the first $1,000,000 of net income), PennCorp agreed to make available to Knightsbridge Management certain personnel of PennCorp who traditionally have played significant roles in the acquisition and investment activities of PennCorp by paying the compensation and related overhead costs of such PennCorp personnel made available to Knightsbridge Management, which initially was expected to be $2,600,000 per year. In addition, the parties agreed that "dead deal" costs would be borne by the Company in a PennCorp Transaction, by Knightsbridge in a Knightsbridge Transaction, and by Knightsbridge and the Company, proportionately, in a Shared Transaction. Notwithstanding the foregoing, PennCorp's annual funding obligation to Knightsbridge Management is subject to an offset equal to 50.0% of all fees paid to Knightsbridge Management upon the completion of transactions supervised by it during the prior fiscal year to the extent those transaction fees are allocable to a PennCorp Transaction or to PennCorp's interest in a Shared Transaction. In addition, as part of the negotiations related to PennCorp's participation in Knightsbridge Management's net distributable income, PennCorp agreed to guarantee a bank line of credit of up to $10,000,000 in the aggregate to permit Messrs. Stone and Fickes to make their side-by-side investments required as members of the general partner of the Knightsbridge Fund. As of November 24, 1997, Messrs. Stone and Fickes have drawn $7,150,000 in the aggregate on the bank line of credit.

  TRANSACTIONS INVOLVING THE KNIGHTSBRIDGE FUND AND PENNCORP

     The SW Financial Investment

     Background. On December 14, 1995, pursuant to a Shared Transaction approved by the PennCorp Board, SW Financial, a newly organized corporation formed by the Company, the Knightsbridge Fund and Messrs. Stone and Fickes, purchased (the "SW Financial Investment") Southwestern Life Insurance Company ("Southwestern Life") and Union Bankers Insurance Company ("Union Bankers") and certain related assets from I.C.H. Corporation and certain of its subsidiaries (collectively, "ICH") for $260,000,000. Southwestern Life and Union Bankers market and underwrite life insurance, annuities and accident and sickness insurance products (including Medicare supplements, long-term care, major medical and hospital indemnity products) on primarily an individual basis. Southwestern Life's and Union Bankers' products are sold throughout the United States and are targeted primarily to middle income individuals. Following the acquisition of Southwestern Life and Union Bankers by SW Financial, A.M. Best Company, an independent insurance rating agency, upgraded the ratings of Southwestern Life and Union Bankers to "B++(Very Good)".

     ICH filed for bankruptcy in October 1995 as a result of a liquidity crisis at the holding company. To alleviate regulatory and insurance rating agency concerns that the ICH bankruptcy might adversely affect policyholder perceptions of Southwestern Life and Union Bankers, which were not parties to the bankruptcy case, ICH determined to sell those companies in a bankruptcy court-supervised auction. For those reasons, and to satisfy tax planning objectives of ICH, the successful bidder was required to structure its proposal so that the acquisition of Southwestern Life and Union Bankers could be accomplished on or before December 31, 1995 and in a manner that permitted ICH to recognize certain tax benefits.

     The PennCorp Board, including its independent directors, authorized PennCorp and the Knightsbridge Fund to pursue the acquisition of Southwestern Life and Union Bankers as a Shared Transaction after considering, among other things, ICH's and its creditors' insistence that they would only consider potential bids for Southwestern Life and Union Bankers that were structured to allow ICH to satisfy its tax planning objectives. In addition, the PennCorp Board expressed reluctance to increase significantly PennCorp's financial leverage, which the directors believed might cause concern among insurance regulatory authorities and which might also jeopardize PennCorp's ratings from A.M. Best Company and other rating agencies. After taking into account the foregoing factors and considering the time that might be necessary to raise sufficient equity capital to fund the transaction based on PennCorp's target debt to capitalization ratio, the PennCorp Board authorized management to work with the Knightsbridge Fund to devise a transaction structure that accommodated ICH's tax objectives and timing requirements and mitigated the above stated concerns of the PennCorp Board. In addition, the PennCorp Board considered the fact that there were at least four potential avenues for PennCorp's stockholders to realize value (directly or indirectly) from PennCorp's potential investment in SW Financial: (i) an initial public offering of SW Financial, (ii) a spin-off of PennCorp's investment in SW Financial, (iii) a sale of SW Financial to a third party and (iv) the purchase of the SW Financial Controlling Interest and the consolidation of SW Financial into PennCorp. Based on the foregoing, the PennCorp Board elected to structure PennCorp's investment in SW Financial in a manner that it believed enabled PennCorp to share in the economic benefits of having purchased SW Financial for a purchase price it considered attractive, while enabling the PennCorp Board to be flexible with respect to PennCorp's ultimate ability to realize value from its investment.

     In November 1995, SW Financial submitted its bid to acquire Southwestern Financial and Union Bankers. The Bankruptcy Court approved that bid on December 5, 1995.

     Securities Purchased. SW Financial paid ICH $260,000,000 to acquire Southwestern Life and Union Bankers. PennCorp and its subsidiaries invested an aggregate of $120,000,000 in cash to purchase voting common stock, nonvoting common stock, common stock warrants and preferred stock of SW Financial and preferred stock of one of SW Financial's subsidiaries. SW Financial used the proceeds from PennCorp's investment, together with a $23,000,000 investment by the Knightsbridge Fund and a $7,000,000 investment by Messrs. Stone and Fickes through certain of the Knightsbridge entities, $120,000,000 in borrowings under a $125,000,000 credit facility arranged by SW Financial, and the issuance to ICH of $40,000,000 principal amount of SW Financial's convertible debentures, to fund the purchase price for Southwestern Life and Union Bankers. The balance of the proceeds raised by SW Financial were used to make a $30,000,000 capital contribution to Southwestern Life and Union Bankers, to pay transaction fees and expenses of $10,000,000, to fund an $8,000,000 interest reserve for the SW Financial convertible debentures and to provide $2,000,000 of working capital.

     Immediately after the consummation of the SW Financial Investment, and without giving effect to the conversion of the SW Financial convertible debentures, PennCorp beneficially owned 75.4%, and the Knightsbridge Fund and Messrs. Stone and Fickes, collectively, beneficially owned 33.5%, of SW Financial's common stock. PennCorp's nonvoting common stock investment in SW Financial is convertible, subject to certain governmental approvals, into voting common stock upon an initial public offering or a change of control of SW Financial. In addition, the nonvoting common stock is entitled to class voting rights in connection with a merger of SW Financial or a sale of all or substantially all of SW Financial's assets. The following table illustrates the beneficial ownership of SW Financial's common stock immediately after the consummation of the SW Financial Investment:

                                                                                              % OF TOTAL
                                                                                                COMMON
                                            VOTING             NONVOTING                     STOCK AFTER
                                         COMMON STOCK        COMMON STOCK      % OF TOTAL   CONVERSION OF
                                       -----------------   -----------------     COMMON      CONVERTIBLE
                                        SHARES       %      SHARES       %       STOCK        DEBENTURES
                                       ---------    ----   ---------   -----   ----------   --------------
PennCorp Southwest, Inc.(1)..........    797,500(2) 21.0   8,400,000   100.0      75.4           59.7
Knightsbridge Fund/Stone and
  Fickes.............................  4,487,500(3) 90.0          --      --      33.5           27.1

---------------

(1) PennCorp Southwest, Inc. is a wholly owned subsidiary of PennCorp formed to hold PennCorp's investment in SW Financial.

(2) Includes warrants to purchase up to 297,500 shares of voting common stock at an exercise price of $10.00 per share.

(3) Includes warrants to purchase up to 1,487,500 shares of voting common stock at an exercise price of $10.00 per share, of which warrants to purchase a total of 335,564 shares are held by Messrs. Stone and Fickes.

     In addition to its $89,000,000 common stock investment in SW Financial, PennCorp also purchased $21,000,000 initial liquidation value of SW Financial's Series A Preferred Stock, which accrues (but does not require the payment of) dividends at the rate of 10.0% per annum, compounded quarterly, and is mandatorily redeemable on December 31, 2005. The Series A Preferred Stock is not redeemable at the option of

SW Financial prior to December 31, 2005. At maturity, the Series A Preferred Stock will be required to be redeemed for approximately $56,000,000 in cash. If SW Financial fails to satisfy its mandatory redemption obligation, the holders of the Series A Preferred Stock will be entitled to elect 49.0% of the members of the Board of Directors of SW Financial and, upon receipt of regulatory approval, a majority of the directors of SW Financial. The Series A Preferred Stock is senior preferred stock. The holders of the Series A Preferred Stock are entitled to class voting rights under certain circumstances, including in connection with a merger of SW Financial or a sale of all or substantially all its assets or the authorization or issuance of senior or pari passu preferred stock, and as otherwise provided by law.

     In addition, certain of PennCorp insurance subsidiaries purchased $10,000,000 liquidation value of 5.5% Mandatorily Redeemable Preferred Stock, par value $0.01 per share (the "5.5% Preferred Stock") of Southwestern Life Companies ("SWLC"), the immediate parent company of Southwestern Life and Union Bankers. The 5.5% Preferred Stock accrues dividends at a fixed rate of $5.50 per share per annum, payable in cash or, subject to certain conditions, through the issuance of additional shares of 5.5% Preferred Stock. The 5.5% Preferred Stock is not subject to optional redemption and matures on December 31, 2005. If SWLC fails to satisfy its mandatory redemption obligation or if dividends payable on the 5.5% Preferred Stock are in arrears for four or more quarterly dividend periods, the holders of the 5.5% Preferred Stock will be entitled to elect 49.0% of the members of the Board of Directors of SWLC and, upon receipt of regulatory approval, a majority of the Board of Directors of SWLC. The 5.5% Preferred Stock is the only preferred stock of SWLC authorized for issuance. The holders of the 5.5% Preferred Stock are entitled to class voting rights under certain circumstances, including in connection with a merger of SWLC or a sale of all or substantially all its assets or the authorization or issuance of senior or pari passu preferred stock, and as otherwise provided by law.

     As part of the SW Financial Investment, PennCorp, the Knightsbridge Fund and its affiliates, and SW Financial entered into a 10-year stockholders agreement (the "Stockholders Agreement"). Pursuant to that agreement, prior to the time when PennCorp converts its shares of nonvoting stock into voting common stock (the "Conversion"), the parties have agreed that the Board of Directors of SW Financial will consist of (i) Glenn H. Gettier (the President of Southwestern Life and Union Bankers), so long as he is an employee of SW Financial and its subsidiaries and is willing to serve as a director, (ii) David J. Stone and Steven W. Fickes, so long as they are principals of the Knightsbridge Fund and are willing to serve as directors and (iii) at least four independent directors (as defined) reasonably acceptable to PennCorp and the Knightsbridge Fund. To date, in light of the pending acquisition of the SW Financial Controlling Interest, neither PennCorp nor the Knightsbridge Fund has required SW Financial to nominate candidates to serve as independent directors. In addition to the foregoing, prior to the Conversion, PennCorp is entitled to send three of its designees (in addition to Messrs. Stone and Fickes) to observe all meetings of the Board of Directors and committees thereof of SW Financial and its subsidiaries. Mr. Gettier has resigned as an employee and officer of SW Financial effective January 2, 1998.

     The Stockholders Agreement further grants PennCorp, but not the Knightsbridge Fund and its affiliates, certain "drag-along" rights pursuant to which, if PennCorp desires to sell all or any portion of its common stock (including common stock purchase warrants) in SW Financial, it can require the Knightsbridge parties to sell an equivalent proportionate amount of their SW Financial common stock and warrants. The Stockholders Agreement also grants both PennCorp and the Knightsbridge parties certain "tag-along" rights pursuant to which, subject to certain de minimis exceptions, if either party desires to sell its common stock (including warrants) to a third party, the other party will have the opportunity to participate on identical terms and on a ratable basis in such sale.

     In addition to the foregoing, the Stockholders Agreement grants "demand" and "piggyback" registration rights to PennCorp and the Knightsbridge parties under certain circumstances.

     The voting provisions of the Stockholders Agreement and the tag-along and drag-along rights thereunder automatically terminate upon the consummation of an initial public offering of common stock of SW Financial pursuant to which SW Financial receives gross proceeds of at least $50,000,000 in cash.

     On August 5, 1997, in anticipation of the acquisition of the SW Financial Controlling Interest, the Company purchased the SW Financial convertible debentures from the liquidating trust established for the benefit of former creditors of ICH. The Company acquired the SW Financial convertible debentures, at par, for $40,000,000, plus accrued and unpaid interest to the date of purchase. Concurrently with that purchase, the Company, SW Financial and the reorganized ICH agreed to a comprehensive settlement of all indemnification claims arising out of the SW Financial transaction. That settlement resulted in a net payment of approximately $2,832,000 by SW Financial to ICH and the release of previously escrowed funds being held pending the end of the indemnity period. In addition, SW Financial also purchased certain securities held by the ICH liquidating trust for a total payment of approximately $1,557,000.

     For further information, see Notes 6 and 18 to the Consolidated Financial Statements of PennCorp for the Year Ended December 31, 1996 contained in the Company's Form 8-K dated November 14, 1997.

  Stockholder Litigation. On January 11, 1996, a stockholder derivative lawsuit styled Tozour Energy Systems Retirement Plan v. David J. Stone et al. and PennCorp Financial Group, Inc., C.A. No. 14775, was filed against the Company and each of its directors, individually, in the Court of Chancery for the State of Delaware. On January 25, 1996, a second shareholder derivative suit, styled Lois Miller v. David J. Stone et al. and PennCorp Financial Group, Inc., C.A. No. 14795, was filed against the Company and each of its directors, individually, in the Delaware Chancery Court. The complaint in that suit has not yet been served on the Company or the other defendants. The suits allege that the SW Financial Investment involved the usurpation of a corporate opportunity and a waste of the Company's assets by Messrs. Stone and Fickes, and that the directors of the Company in approving that transaction, failed to act in good faith and breached their fiduciary duties, including the duty of loyalty to the Company and its stockholders, having favored the interests of Messrs. Stone and Fickes over the Company and its stockholders. The Tozour and Miller lawsuits seek judgments against each of the defendants for the amount of damages sustained or to be sustained by the Company as a result of the breaches of fiduciary duty alleged in the complaints, the imposition of a constructive trust for the benefit of the Company on profits or benefits obtained by any defendant through the alleged breaches of fiduciary duty, attorneys' fees and costs, and such other relief as the court determines to be just, proper or equitable. The parties to the lawsuits have agreed to enter into an Amended Stipulation and Agreement of Compromise and Settlement (the "Amended Proposed Settlement"), which will contain the terms and conditions described below.

     The Acordia Transaction

     On September 1, 1997, a group of equity investors including the Knightsbridge Fund and Wand Partners L.L.C. (which is controlled by Bruce W. Schnitzer, a director of the Company), acquired the insurance brokerage operations of Acordia, Inc., a subsidiary of Anthem Insurance Companies. Acordia, Inc. is an insurance broker specializing in the marketing of commercial property and casualty insurance programs and other types of insurance products.

     In connection with the Acordia transaction, certain of the Company's insurance subsidiaries purchased $25,000,000 principal amount of senior subordinated notes of ACO Acquisition Corp., the entity formed to acquire the Acordia insurance brokerage operations, and the Company purchased $20,000,000 liquidation preference of preferred stock of ACO Brokerage Holdings Corporation, the parent of ACO Acquisition Corp. The ACO Acquisition Corp. senior subordinated notes bear interest at the rate of 12.5% per annum, payable semiannually in cash. The terms of the senior subordinated notes were negotiated between representatives of the equity sponsor group and an unaffiliated financial institution in an arms length transaction. The ACO Brokerage Holdings Corporation preferred stock bears dividends at the rate of 17.0% per annum, which may be paid in cash or, at the election of the issuer, in additional shares of preferred stock. The terms of the ACO Brokerage Holdings Corporation preferred stock were negotiated between the Company and representatives of the equity sponsor group and bear terms that the Company believes are consistent with those that a third party investor would require for such an investment. The Company received approximately $1,100,000 in fees from ACO Brokerage Holdings Corporation and ACO Acquisition Corp. for its commitment to purchase the subordinated notes and preferred stock of the Acordia companies.

     The Knightsbridge Fund invested $20,000,000 in the common stock of ACO Brokerage Holdings Corporation and beneficially owned at the completion of the Acordia transaction 27.3% of its total common stock outstanding. Pursuant to the Knightsbridge Fund's limited partnership agreement, Messrs. Stone and Fickes, through Knightsbridge Capital, contributed $200,000 to the Knightsbridge Fund's $20,000,000 investment in ACO Brokerage Holdings Corporation. In addition, Messrs. Stone and Fickes, collectively, invested $5,000,000 in the common stock of ACO Brokerage Holdings Corporation in satisfaction of the general partner's co-investment obligation under the Knightsbridge Fund limited partnership agreement. Knightsbridge Management received transaction and commitment fees aggregating approximately $1,700,000 from ACO Brokerage Holdings Corporation and ACO Acquisition Corp. in connection with the consummation of the Acordia transaction. Messrs. Stone and Fickes received aggregate commitment fees of $228,571 from ACO Brokerage Holdings Corporation in connection with their co-investment in the Acordia transaction.

     In light of the proposed Knightsbridge restructuring, the Company and Messrs. Stone and Fickes have agreed to enter into a contingent repurchase arrangement pursuant to which, if the stockholders of the Company approve the purchase of The Fickes and Stone Knightsbridge Interests, the Company will be obligated to buy, and Messrs Stone and Fickes will be obligated to sell, the $5,000,000 common stock co-investment in ACO Brokerage Holdings Corporation, and the Company will be obligated to reimburse Messrs. Stone and Fickes for their $200,000 capital contribution to the Knightsbridge Fund. The Company will reimburse Messrs. Stone and Fickes their $5,200,000 investment at their cost, together with interest thereon at the IRS's mid-term rate (at the date of acquisition) from September 1, 1997 through the date of payment. Messrs. Stone and Fickes will pay to the Company the commitment fee they received in the Acordia transaction, plus interest thereon, upon the consummation of the purchase of The Fickes and Stone Knightsbridge Interests. Although a formal agreement has not been executed as of the date hereof, the purpose of the contingent repurchase arrangement is to place the Company in the position it would have occupied if the Company's shareholders had approved the acquisition of The Fickes and Stone Knightsbridge Interests before the consummation of the Acordia transaction.

     To fund their co-investment in the Acordia transaction, Messrs. Stone and Fickes borrowed an aggregate of $5,200,000 under a bank line of credit guaranteed by the Company. In the event that the Company's stockholders do not approve the purchase of The Fickes and Stone Knightsbridge Interests, each of Messrs. Stone and Fickes has pledged 250,000 shares of common stock of SW Financial, their ownership interest in the common stock of ACO Brokerage Holdings Corporation and their 27.5% interests in the net distributable income of Knightsbridge Management to secure the Company's guarantee of all loans drawn under the line of credit.

PAYMENTS INVOLVING KNIGHTSBRIDGE MANAGEMENT

     In 1995, PennCorp paid Knightsbridge Management its pro rata portion (based on its 16.3% limited partnership interest in the Knightsbridge Fund) of the annual management fee due under the Knightsbridge Fund limited partnership agreement. PennCorp also paid substantially all its $2,600,000 service fee to Knightsbridge Management, pro rated from June 5, 1995. Moreover, after the completion of the SW Financial Investment described below under the caption
"-- The SW Financial Investment", and in recognition of that transaction and other contributions to PennCorp, the PennCorp Board approved, upon recommendation of the Compensation Committee of the PennCorp Board, the payment of incentive bonuses to Messrs. Stone and Fickes and the other personnel of PennCorp made available to Knightsbridge Management aggregating approximately $2,565,000.

     In December 1995, Knightsbridge Management received a fee of $3,900,000 from SW Financial upon completion of the acquisition of Southwestern Life and Union Bankers. Based on their respective fully diluted equity investments in SW Financial (calculated without regard to SW Financial's convertible debentures, which were issued to a third party), the Company's funding obligation to Knightsbridge Management for 1996 was reduced by $1,300,000 (50.0% of the Company's share of the $3,900,000 fee obligation based on its two-thirds interest in the SW Financial Investment) and the limited partners' 1996 management fee to Knightsbridge Management was reduced, in the aggregate, by $650,000 (50.0% of the Knightsbridge Fund's share of the $3,900,000 fee obligation based on its one-third interest in the SW Financial Investment). In addition, the Company recorded $530,000 of income in 1995 related to its 45.0% interest in Knightsbridge Management's 1995 net distributable income.

     In January 1996, the Knightsbridge Fund entered into an agreement to purchase United Life & Annuity Insurance Company ("UC Life") from United Companies Financial Corporation. As part of the Knightsbridge restructuring transactions which are described herein, the Company purchased the right to consummate the UC Life acquisition from the Knightsbridge Fund's limited partners for approximately $7,575,000 in cash (or approximately $6,375,000 after giving effect to the Company's portion of that payment), which was the only right of the Knightsbridge Fund with respect to UC Life. Neither Mr. Stone nor Mr. Fickes nor their respective affiliates received, nor will they receive after giving effect to the consummation of the acquisition of The Fickes and Stone Knightsbridge Interests by the Company, any portion of that payment. The Company completed the UC Life acquisition on July 24, 1996. Knightsbridge Management accrued a fee of $2,548,000 from the Company in connection with the consummation of that transaction.

     For the years ended December 31, 1996 and 1995, the Company paid or accrued approximately $2,548,000 and approximately $2,600,000 in transaction fees to Knightsbridge Management related to the UC Life and SW Financial transactions, respectively. During 1996, certain of the Company's affiliates and subsidiaries paid management fees to Knightsbridge Management amounting to approximately $2,190,000, which have been contingently expensed pending the shareholder vote on the acquisition of The Fickes and Stone Knightsbridge Interests. SW Financial and UC Life incurred Knightsbridge Management investment advisory fees totaling approximately $2,426,000 and $0 during 1996 and 1995, respectively. In addition, the Company received a $1,000,000 stand-by commitment fee from SW Financial in 1996 for contingent financing on a real estate transaction. SW Financial did not draw upon the commitment.

THE KNIGHTSBRIDGE RESTRUCTURING PLAN AND RELATED LITIGATION SETTLEMENT

     In February 1996, Messrs. Stone and Fickes began discussions with the PennCorp Board on a means of consolidating their outside business interests, including the Knightsbridge Fund, under PennCorp. Subsequently, Messrs. Stone and Fickes and the members of the Knightsbridge and Compensation Committees of the Board of Directors developed a plan to enable PennCorp to manage the Knightsbridge Fund and to provide Messrs. Stone and Fickes with a compensation program that offers them compensation opportunities with economic interests aligned with stockholders generally and that provides incentives for each to make a long-term, full-time commitment to PennCorp.

     The components of the Knightsbridge restructuring plan are as follows:

     - The adoption of compensation arrangements pursuant to which Messrs. Stone and Fickes have entered into five-year employment agreements with PennCorp. These compensation arrangements are described in detail under the caption "EXECUTIVE COMPENSATION -- Employment Agreements." THE CONTINUATION OF THOSE EMPLOYMENT AGREEMENTS, INCLUDING THE STOCK OPTIONS GRANTED THEREUNDER, IS CONTINGENT UPON THE CONSUMMATION OF THE PURCHASE BY PENNCORP OF THE FICKES AND STONE KNIGHTSBRIDGE INTERESTS.

     - The acquisition by PennCorp of the interests of Messrs. Stone and Fickes in the Knightsbridge Fund, Knightsbridge Management, Knightsbridge Capital, the general partner of the Knightsbridge Fund, and Knightsbridge Consultants L.L.C. ("Knightsbridge Consultants"), the asset management subsidiary of Knightsbridge Management (collectively, "The Fickes and Stone Knightsbridge Interests"), as described below under the caption
       "-- Acquisition of The Fickes and Stone Knightsbridge Interests."

     - The acquisition by PennCorp from the Knightsbridge Fund and Messrs. Stone and Fickes of their respective holdings of common stock and common stock warrants of SW Financial; provided that if the Amended Proposed Settlement is approved by the Chancery Court after notice to PennCorp stockholders, Messrs. Stone and Fickes will cancel their SW Financial common stock warrants for no additional consideration. See
       "-- Acquisition of the SW Financial Controlling Interest" and
       "-- Proposed Settlement of Shareholder Litigation."

     The acquisition of The Fickes and Stone Knightsbridge Interests is being submitted to a vote of the stockholders of PennCorp pursuant to Proposal No. 5 set forth herein. The acquisition of the SW Financial Controlling Interest is being submitted to a vote of the stockholders of PennCorp pursuant to Proposal No. 6 set forth herein.

     Acquisition of The Fickes and Stone Knightsbridge Interests. Commencing in February 1996 and continuing through September 1996, the Knightsbridge Committee met eleven times (five of which were joint meetings with the Compensation Committee of the Board) to discuss possible restructuring of the PennCorp/ Knightsbridge relationship, resulting in among other things an agreement for the Company to purchase The Fickes and Stone Knightsbridge Interests and to procure a fairness opinion from Smith Barney related to the transaction. During this same time frame, the PennCorp Board met on five occasions. The members of the Knightsbridge Committee are Thomas A. Player, Bruce W. Schnitzer, Maurice W. Slayton, Kenneth Roman and David C. Smith. Each of the members of the Knightsbridge Committee attended all eleven meetings, except Mr. Roman who attended eight of the meetings, Mr. Smith who attended ten of the meetings and Mr. Schnitzer who attended ten of the meetings. All Board members attended the five Board meetings, except for Mr. Greenberg who attended four of the meetings, Mr. Schnitzer who attended four of the meetings and Mr. McCormick who attended three of the meetings. Representatives of Smith Barney and Weil, Gotshal & Manges LLP, legal counsel to the Company, attended some of the meetings. The material items discussed at these meetings were as follows: For the meetings through May 23, 1996, the PennCorp Board discussed and developed the Knightsbridge restructuring plan, the components of which are described above. In addition to determining the price to be paid for The Fickes and Stone Knightsbridge Interests, the directors also determined that the payment of the consideration for The Fickes and Stone Knightsbridge Interests would be subject to reduction for damages awarded to the Company in the event of breaches by Messrs. Fickes or Stone of the non-competition covenants contained in their employment contracts, and determined that the payment of the consideration would be accelerated in the event of a change of control (as defined). For the meetings from June 1996 through September 1996, the PennCorp Board determined to engage Smith Barney to render its fairness opinion on the amount and form of consideration to be paid for The Fickes and Stone Knightsbridge Interests, and determined that the assumptions and factors to be used by Smith Barney, which are described below, were appropriate. The PennCorp Board also requested that Smith Barney bring down its fairness opinion to the date of the proxy solicitation.

     The negotiations on the price to be paid for The Fickes and Stone Knightsbridge Interests involved a discussion between Messrs. Stone and Fickes and the PennCorp Board as to whether the price should reflect the performance of investments then held by the Knightsbridge Fund and should take into account the potential performance of future investments that might be made by the Knightsbridge Fund. Although Messrs. Fickes and Stone felt that there was potentially substantial value stemming from the performance of future investments that might be made by the Knightsbridge Fund and which should be reflected in the price, it was agreed not to use such potential value in calculating the purchase price. The PennCorp Board agreed to pay Messrs. Stone and Fickes $10,000,000 in the form of PennCorp Common Stock for The Fickes and Stone Knightsbridge Interests based on the PennCorp Board's preliminary conclusion (subject to confirmation by Smith Barney) that $10,000,000 approximated the present value of the future fee income to be expected from the ownership of the Knightsbridge entities (excluding any assumptions about the performance of investments then held by the Knightsbridge Fund or about the performance of future investments that might be made by the Knightsbridge Fund). In June 1996, Smith Barney advised the PennCorp Board, on a preliminary basis and subject to further investigation, that it appeared that the $10,000,000 purchase price was fair from a financial point of view. The PennCorp Board and Messrs. Stone and Fickes agreed that, consistent with their objectives of ensuring that the interests of Messrs. Stone and Fickes are fully aligned with PennCorp stockholders, that the consideration for the acquisition of The Fickes and Stone Knightsbridge Interests should be in the form of PennCorp Common Stock and that the transfer of the shares to Messrs. Stone and Fickes should be generally deferred until April 15, 2001. Based on the closing price of the PennCorp Common Stock on the NYSE on April 15, 1996, the date of the initial agreement between the PennCorp Board and Messrs. Stone and Fickes on the terms of the acquisition of The Fickes and Stone Knightsbridge Interests, the parties agreed that Messrs. Stone and Fickes would receive 346,320 shares of PennCorp Common Stock (or 173,160 shares each) for their interests in the Knightsbridge entities. Since the delivery of the PennCorp

Common Stock is deferred for five years, the PennCorp Board agreed during this period to make cash payments to Messrs. Stone and Fickes approximating the interest that PennCorp would pay if a $10,000,000 promissory note had been issued to Messrs. Stone and Fickes. Following the consummation of the Knightsbridge restructuring, Messrs. Stone and Fickes will have no further economic interests in investments made by the Knightsbridge Fund after April 15, 1996.

     Based on the foregoing, PennCorp proposes to acquire The Fickes and Stone Knightsbridge Interests in exchange for PennCorp's agreement to make annual cash payments, currently estimated to be $330,000 to each of Messrs. Stone and Fickes commencing on the date of consummation of the purchase of The Fickes and Stone Knightsbridge Interests and on each April 15 thereafter, commencing April 15, 1998 and ending on April 15, 2001 and to deliver to each of Messrs. Stone and Fickes on April 15, 2001, 173,160 shares of PennCorp Common Stock (subject to adjustment for stock splits, reverse stock splits and similar transactions). The total number of shares to be delivered has been calculated by dividing $5,000,000 (the value agreed to by the PennCorp Board and each of Messrs. Stone and Fickes for the sale of their respective portions of The Fickes and Stone Knightsbridge Interests) by $28.875 per share, the closing price of the PennCorp Common Stock on the NYSE on April 15, 1996, the date on which the Knightsbridge Committee and Messrs. Stone and Fickes reached agreement on the general terms of the acquisition of The Fickes and Stone Knightsbridge Interests and the effective date of the Fickes and Stone employment agreements. The actual amount of the annual payment will be based on a theoretical rate of interest equal to the IRS's mid-term rate at the time of the consummation of the acquisition of The Fickes and Stone Knightsbridge Interests on a notional amount of $5,000,000. In addition, Messrs. Stone and Fickes (i) will retain their right to receive, under the circumstances specified in the Knightsbridge Fund's limited partnership agreement, their portion of the general partner's 20% share of the profits earned by the limited partners of the Knightsbridge Fund on the fund's $23,000,000 investment in SW Financial and on the Knightsbridge Fund's $1,000,000 investment in Portsmouth Financial Group, Inc. ("Portsmouth"), which owns a viatical settlement company and which was the Knightsbridge Fund's only other investment as of April 15, 1996, the effective date of the Knightsbridge restructuring plan, (ii) will withdraw the balance in their capital accounts in Knightsbridge Management as of December 31, 1995 and, in addition, will receive at the closing of the acquisition an amount in cash of approximately $135,000 in the aggregate, which equals their share of Knightsbridge Management's net distributable income from January 1, 1996 through April 15, 1996 and (iii) will retain their common equity interests in Portsmouth, which were originally purchased for approximately $2,150,000 as part of their co-investment requirement as members of the general partner of the Knightsbridge Fund. SW Financial has agreed, subject to required regulatory approvals, if any, and negotiation of definitive documentation and receipt of advice with respect to appropriate market terms, to make up to a $10,000,000 preferred equity investment in Portsmouth. As part of the Amended Proposed Settlement, Messrs. Stone and Fickes have agreed that if there is a definitive agreement entered into during the twelve months ending November 25, 1998 for the sale of Portsmouth, they will pay over to PennCorp any consideration which they receive upon such sale with respect to their personal investment in Portsmouth in excess of $3,450,000 in the aggregate (115% of $3,000,000, which amount was originally intended to be paid by Portsmouth to repurchase the investment in Portsmouth of Messrs. Stone and Fickes).

     By acquiring The Fickes and Stone Knightsbridge Interests, PennCorp will receive the entire annual management fee paid by the limited partners of the Knightsbridge Fund (presently approximately $1,400,000 per year, subject to certain offsets), transactional fees on investments made by the Knightsbridge Fund and all the fees for oversight and investment management services provided to businesses in which the Knightsbridge Fund invests. In addition, PennCorp will acquire control of the general partner of the Knightsbridge Fund and, therefore, will control all future investment decisions by that fund. The PennCorp Board believes that control of the Knightsbridge Fund will be an asset to PennCorp because it will provide management with an additional source of available capital and the flexibility to diversify its risk in making strategic investments in, and/or acquisitions of, life insurance and related companies that do not necessarily complement the core strengths of PennCorp. As the general partner of the Knightsbridge Fund, PennCorp will co-invest, in addition to its 16.3% limited partnership investment, $5,000,000 per transaction. Accordingly, as the general partner of the Knightsbridge Fund, so long as the limited partners achieve at least a 15% cumulative rate of return on their invested capital in all future transactions (an increase from the 10% "hurdle" rate currently in effect for the Knightsbridge Fund), PennCorp will be entitled to 20% of all profits earned by the limited partners, in addition to any profits earned on the general partner's 1% capital investment and PennCorp's co-investments.

     THE COMPANY HAS OBTAINED ALL REQUIRED CONSENTS AND APPROVALS, OTHER THAN STOCKHOLDER APPROVAL, NECESSARY TO CONSUMMATE THE ACQUISITION OF THE FICKES AND STONE KNIGHTSBRIDGE INTERESTS. IF THE ACQUISITION OF THE FICKES AND STONE KNIGHTSBRIDGE INTERESTS IS NOT CONSUMMATED, THEN THE EMPLOYMENT AGREEMENTS ENTERED INTO BY MESSRS. STONE AND FICKES IN JUNE 1996 IN CONNECTION WITH THE KNIGHTSBRIDGE RESTRUCTURING PLAN WILL TERMINATE AND ALL BENEFITS RECEIVED, INCLUDING THE STOCK OPTIONS GRANTED TO MESSRS. STONE AND FICKES UNDER THE STOCK PLAN, WILL BE RESCINDED AND MESSRS. STONE AND FICKES AND THE KNIGHTSBRIDGE COMMITTEE WILL RECONVENE THEIR NEGOTIATIONS ON THE DEFINITIVE TERMS OF THE KNIGHTSBRIDGE RELATIONSHIP.

     Opinion of Financial Advisor -- Knightsbridge. The PennCorp Board has engaged Smith Barney as its financial advisor and to render its opinion whether the consideration to be paid by PennCorp for The Fickes and Stone Knightsbridge Interests is fair, from a financial point of view, to PennCorp and its stockholders (other than Messrs. Stone and Fickes). In the past, Smith Barney has provided significant investment banking and financial advisory services to PennCorp and its affiliates, for which it has received customary compensation. In addition, Smith Barney acted as a financial advisor to SW Financial in its acquisition of Southwestern Life and Union Bankers in December 1995. PennCorp anticipates that Smith Barney will continue to provide investment banking and financial advisory services to it in the future. Smith Barney received a fee from PennCorp in the amount of $250,000 plus out-of-pocket expenses including attorney's fees, for providing financial advice and analyzing the fairness, from a financial point of view, to PennCorp and its stockholders (other than Messrs. Stone and Fickes) of the consideration to be paid for The Fickes and Stone Knightsbridge Interests, which fee was not dependent upon Smith Barney's conclusions regarding the fairness of that transaction.

     Smith Barney was selected by the PennCorp Board as its financial advisor based upon Smith Barney's experience, expertise and familiarity with PennCorp and the Knightsbridge Fund, Knightsbridge Management, Knightsbridge Capital and Knightsbridge Consultants (collectively, the "Knightsbridge Entities") and their respective businesses. The consideration to be paid by PennCorp for The Fickes and Stone Knightsbridge Interests was determined through negotiations between the PennCorp Board and Messrs. Stone and Fickes.

     Smith Barney is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. In the ordinary course of its business, Smith Barney and its affiliates may actively trade the debt and/or equity securities of PennCorp for their own account and for the accounts of customers and, accordingly, may at any one time hold a long or short term position in such securities.

     On September 19, 1996, Smith Barney delivered orally and in writing its opinion that, as of April 15, 1996, the consideration determined to be paid by PennCorp to acquire The Fickes and Stone Knightsbridge Interests was fair to PennCorp and its stockholders (other than Messrs. Stone and Fickes) from a financial point of view. Smith Barney has reaffirmed in writing its fairness opinion as of the date of this Proxy Statement. In so doing, Smith Barney confirmed the appropriateness of its reliance on the analyses used to render its September 19, 1996 opinion by reviewing the assumptions upon which such analyses were based and the factors considered in connection therewith.

     THE FULL TEXT OF SMITH BARNEY'S SEPTEMBER 19, 1996 WRITTEN OPINION AND ITS WRITTEN AFFIRMATION THEREOF, WHICH SETS FORTH THE ASSUMPTIONS MADE, THE MATTERS CONSIDERED, THE SCOPE OF LIMITATIONS ON THE REVIEW UNDERTAKEN AND THE PROCEDURES FOLLOWED BY SMITH BARNEY IN RENDERING SUCH OPINION ARE ATTACHED AS ANNEX A TO THIS PROXY STATEMENT AND ARE INCORPORATED HEREIN BY REFERENCE. STOCKHOLDERS OF PENNCORP ARE URGED TO, AND SHOULD, READ THE SMITH BARNEY OPINION CAREFULLY AND IN ITS ENTIRETY. SMITH BARNEY'S OPINION IS ADDRESSED TO THE BOARD OF DIRECTORS AND ADDRESSES ONLY THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, TO PENNCORP AND ITS STOCKHOLDERS (OTHER THAN MESSRS. STONE AND FICKES) OF THE CONSIDERATION TO BE PAID BY PENNCORP FOR THE FICKES AND STONE KNIGHTSBRIDGE INTERESTS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY PENNCORP STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE ANNUAL MEETING. THE SUMMARY OF THE SMITH BARNEY OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

     In arriving at its opinion, Smith Barney, among other things, spoke with senior executives of PennCorp to discuss the business, operations and other prospects of the Knightsbridge Entities and examined certain business, legal and financial information relating to such entities provided to it by PennCorp and Messrs. Stone and Fickes. The Smith Barney opinion is necessarily based upon economic, market and other conditions as in effect on, and the information available to it as of, September 19, 1996, the date of the opinion.

     In rendering its opinion, Smith Barney assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise discussed with it. With respect to financial forecasts and other information provided to or otherwise discussed with it, Smith Barney assumed that such forecasts and other information were reasonably prepared and were based upon and reflected the best currently available estimates and judgments of the management of PennCorp, including Messrs. Stone and Fickes, as to the expected future financial performance of the Knightsbridge Entities and certain other entities.

     In addition, Smith Barney assumed, without independent analysis and with the permission of the PennCorp Board, the fairness to PennCorp and its stockholders of the transactions and events described in the Proxy Statement under the heading "-- The PennCorp/Knightsbridge Relationship." In addition, Smith Barney assumed, with the permission of the PennCorp Board, (i) the retention of the right to acquire UC Life by the Knightsbridge Fund (the "UC Life Investment") as well as the related management and other transaction fees that would have been payable to Knightsbridge Management and Knightsbridge Consultants as a result of such acquisition, (ii) that the employment agreements between PennCorp and each of Messrs. Stone and Fickes described herein are on fair and reasonable terms and (iii) the retention by Knightsbridge Management and Knightsbridge Consultants of their pro rata portion of the management fees and other fees associated with the Knightsbridge Fund's investment in SW Financial.

     The following is a brief summary of the analysis performed by Smith Barney and reviewed with the PennCorp Board on September 19, 1996:

     Discounted Cash Flow Analysis. Smith Barney's analysis of The Fickes and Stone Knightsbridge Interests consisted of an analysis of the present value (as of April 15, 1996) of future fees and income to Messrs. Stone and Fickes through their interests in the Knightsbridge Entities. This analysis was based on the information provided Smith Barney by PennCorp and Messrs. Stone and Fickes and the assumption that the Knightsbridge Fund would make no new investments and that the investments held by it as of April 15, 1996 would continue to be held by it until December 31, 2004 (the initial termination date of the Knightsbridge
Fund).

     The stream of future fees and income to Messrs. Stone and Fickes through their interests in the Knightsbridge Entities include, among other things, annual management fees payable to Knightsbridge Management and the general partner profits payable to Knightsbridge Capital. See "-- The
PennCorp/Knightsbridge Relationship."

     Management Fees. In calculating the annual fees payable to Knightsbridge Management, Smith Barney assumed that there would be no growth in the assets under management by Knightsbridge Management as of April 15, 1996. Smith Barney calculated that the management income payable to Knightsbridge Management (other than fees associated with the SW Financial Investment or the UC Life Investment) would be $1,380,000 (1.5% of $92,000,000) annually for the period from April 15, 1996 to June 5, 2000 and would be $460,000 (1% of $46,000,000) annually for the period from June 5, 2000 through December 31, 2004. In addition, Smith Barney calculated that the fees associated with the SW Financial Investment payable to Knightsbridge Management would be approximately $787,000 annually and the fees associated with the UC Life Investment would be approximately $1,600,000 annually. Smith Barney calculated that the total annual fees payable to Knightsbridge Management, after being offset by the interest in such fees held by PennCorp, would be approximately $2,750,000 in 1996, $1,845,000 in 1997, $2,522,000 for each of 1998 and 1999, $2,232,000 in 2000 and $2,016,000 for each of 2001-2004.

     Other Income. Smith Barney assumed that certain additional economic value would accrue to PennCorp because it would have incurred approximately $1,725,000 in order to raise an amount of capital equal to the uninvested capital of Knightsbridge Fund, based upon a 2% placement agent fee and 0.5% of other expenses.

Smith Barney did not include in its valuation an estimate of the future general partner profits to be received by Knightsbridge Capital.

     The stream of future fees and income to Messrs. Stone and Fickes through their interests in the Knightsbridge Entities were prorated for the period between April 15, 1996 and December 31, 1996 and were discounted at after-tax discount rates of between 10% and 23.0%, producing a valuation for The Fickes and Stone Knightsbridge Interests of approximately $14,499,000 to $9,997,000. In selecting the range of after-tax discount rates used in its analysis, Smith Barney chose discount rates that were both lower and higher than PennCorp's target return on invested capital of 15%, with the low end of that range (10%) approximating Smith Barney's estimate of PennCorp's weighted cost of capital.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Smith Barney considered the results of all its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Smith Barney believes that selecting a portion of Smith Barney's analysis, without considering all analyses, would create an incomplete view of the process underlying its opinion. In addition, Smith Barney may have deemed various assumptions more or less probable than other assumptions, so that ranges of valuations resulting for any particular analysis described above should not be taken to be Smith Barney's view of actual value of The Fickes and Stone Knightsbridge Interests.

     Acquisition of the SW Financial Controlling Interest. As part of the proposed Knightsbridge restructuring, the PennCorp Board began negotiating to purchase the SW Financial Controlling Interest from the Knightsbridge Fund and Messrs. Stone and Fickes. The PennCorp Board made this decision after taking into account the improvement in PennCorp's leverage ratio following its successful $165,000,000 common stock offering in February 1996, which lessened the PennCorp Board's concerns that insurance regulatory authorities and rating agencies would respond unfavorably to an increase in PennCorp's leverage ratio. Additionally, as previously announced, PennCorp is in the process of reorganizing, consolidating and integrating its insurance operations into the Career Division, Payroll Division, Financial Services Division and Individual Division. The PennCorp Board considers the acquisition of the SW Financial Controlling Interest to be an important step in enabling PennCorp to establish its Individual Division and likely integrating it with the Financial Services Division. The PennCorp Board created a special committee (the "Special Committee"), consisting of Thomas A. Player, Bruce W. Schnitzer and Maurice W. Slayton, to negotiate a purchase price for the SW Financial Controlling Interest with Messrs. Stone and Fickes, acting on behalf of the Knightsbridge Fund. The Special Committee engaged Smith Barney as its financial advisor to assist it in the valuation process. Smith Barney was selected by the Special Committee based upon Smith Barney's experience, expertise and familiarity with PennCorp and SW Financial. The Knightsbridge Fund engaged Fox-Pitt, Kelton Inc. as its financial advisor.

     Between January 1, 1997 and January 15, 1997, the Special Committee of the PennCorp Board had four meetings and several telephone conversations with representatives of Smith Barney to discuss valuations of SW Financial and to develop a purchase price to be offered to the Knightsbridge Fund and Messrs. Stone and Fickes for the SW Financial Controlling Interest. Each member of the Special Committee attended all four meetings except for Mr. Schnitzer who attended three meetings. In addition, David C. Smith and Kenneth Roman attended four and one of the Special Committee meetings, respectively. David J. Stone and Steven W. Fickes attended portions of the Special Committee meetings. Additionally the entire PennCorp Board met on January 15, 1997. Representatives of Smith Barney attended all four Special Committee meetings and representatives of Weil, Gotshal & Manges LLP attended one of the meetings. The material items discussed at these meetings related to the assumptions used in Smith Barney's valuations, including assumptions related to the leverage ratio for SW Financial, the cost of refinancing SW Financial's debt, and the exercise of Messrs. Stone's and Fickes' warrants in SW Financial. Discussions also included selection of comparable public companies for Smith Barney's analysis and selection of precedent transactions in the life insurance business segments, including prior PennCorp acquisitions, that were deemed comparable to the purchase of the SW Financial Controlling Interest. The various valuation methodologies discussed by Smith Barney with the Special Committee are discussed in detail below under the caption "-- Opinion of Financial Advisor -- SW Financial Controlling Interest." The Special Committee of the PennCorp Board, working in conjunction with Smith Barney, developed ranges of implied values for the SW Financial Controlling Interest. The lowest value for all of these ranges was $34,700,000 and the highest value was $90,700,000.

     On January 14, 1997 and January 15, 1997, meetings were held between Messrs. Stone and Fickes and the Special Committee and, at times, the PennCorp Board at which the parties negotiated the definitive purchase price for the SW Financial Controlling Interest. Based on the advice of Smith Barney and after negotiations with Messrs. Stone and Fickes on behalf of the Knightsbridge Fund, the PennCorp Board authorized PennCorp to acquire the SW Financial Controlling Interest, together with any and all existing rights to future fees or other income which could have been derived from SW Financial or its subsidiaries, from the Knightsbridge Fund and Messrs. Stone and Fickes for approximately $69,537,000 in cash. However, under the terms of the January 1997 agreement, the parties agreed that if the Original Proposed Settlement (as defined) were approved, Messrs. Stone and Fickes would cancel their SW Financial common stock warrants for no additional consideration, which would have enabled PennCorp to purchase the SW Financial Controlling Interest for $67,500,000 (the "Original Agreement").

     On November 10, 1997, one of the limited partners of the Knightsbridge Fund delivered a letter to the PennCorp Board stating that it did not believe the terms of the Original Agreement continued to be appropriate given the unexpected delay in the consummation of that transaction, which had been anticipated to occur in the first quarter of 1997, and requesting an immediate reconsideration of the terms of that transaction. The members of the Knightsbridge Committee held a telephonic meeting on November 13, 1997 to discuss the letter from the Knightsbridge limited partner.

     At the November 13, 1997 meeting, David J. Stone, acting on behalf of the general partner of the Knightsbridge Fund, advised the Knightsbridge Committee that the limited partners were dissatisfied with the terms of the Original Agreement in light of the passage of time since the execution of the Original Agreement in January 1997. Mr. Stone advised the Knightsbridge Committee that he believed that one or more of the limited partners were prepared to take action to protect the appreciated value of their investment. Mr. Stone asked the Knightsbridge Committee to reconsider the terms of the Original Agreement.

     During the November 13, 1997 meeting, the Knightsbridge Committee's legal counsel advised it of the procedural and substantive issues surrounding the Company's ability to seek specific performance of the Original Agreement. After considering that advice, the Knightsbridge Committee unanimously concluded that, in light of the important historical and ongoing business relationships between the Company and the limited partners of the Knightsbridge Fund, who are among the Company's lenders and sources of possible acquisitions, in order to avoid a possible dispute that could further disrupt the Company's ability to restructure the Knightsbridge relationship and in order to consolidate the voting control and operations of SW Financial, it would be appropriate to increase the amount paid to the Knightsbridge Fund for the SW Financial Controlling Interest to compensate the limited partners for, among other things, the unexpected and substantial delay in the consummation of the purchase of the SW Financial Controlling Interest.

     On November 18, 1997, Thomas A. Player, the Chairman of the Knightsbridge Committee, together with legal counsel to the Company met with three of the limited partners of the Knightsbridge Fund and with their counsel. Mr. Fickes also attended the meeting on behalf of the general partner. The limited partners who attended the meeting stated their view that the terms of the Original Agreement were no longer fair and equitable, and that they were considering action to protect the appreciated value of their investment in SW Financial. Legal counsel for the limited partners attending the meeting expressed the view that the Knightsbridge Fund should be compensated for the delay between the originally anticipated closing at the end of the first quarter of 1997, and that they should be further protected against a resale of SW Financial, or its constituent parts, for a substantial premium. Mr. Player conveyed the Knightsbridge Committee's proposal that the Company would pay interest on the original purchase price from March 31, 1997. The original proposal did not contemplate any "price protection" in the event of a subsequent resale of SW Financial (in whole or in part). The limited partners advised Mr. Player that they could not support the Knightsbridge Committee's proposal, and that any proposal had to include a price protection feature.

     The Chairman of the Knightsbridge Committee and the Company's counsel reported the results of this meeting to the members of the Knightsbridge Committee on November 19, 1997. The Knightsbridge

Committee unanimously concluded that it was in the best interests of PennCorp's shareholders for it to seek to resolve the possible dispute with the limited partners. On November 25, 1997, after two additional meetings of the Knightsbridge Committee and after several exchanges of proposals between the Knightsbridge Committee and the Knightsbridge Fund, and after consultation with the Company's legal and financial advisors, the Knightsbridge Committee, the Knightsbridge Fund and Messrs. Stone and Fickes agreed in principle on revised terms for the purchase of the SW Financial Controlling Interest.

     Under the revised terms for the SW Financial Controlling Interest, the parties have agreed that if the Amended Proposed Settlement (which takes into account the terms of the revised transaction) is approved, Messrs. Stone and Fickes will cancel their SW Financial common stock warrants for no consideration and will give up their right to receive any increased consideration for their $7,000,000 personal investment in SW Financial and the Company will acquire the SW Financial Controlling Interest from the Knightsbridge Fund and Messrs. Stone and Fickes for approximately $73,777,000 in cash (not including expenses) (the "Base Purchase Price"), plus interest thereon at the rate of 13% per annum from March 1, 1998 through the closing date. In addition, if, during the 12 months ending November 25, 1998, the Company enters into a definitive agreement to sell SW Financial (directly or in connection with a sale of the Company or its assets substantially as a whole), or its constituent parts, the Company will pay the holders of the SW Financial Controlling Interest, including Messrs. Stone and Fickes, a one-time "price protection" payment under the circumstances described below.

     However, if the Amended Proposed Settlement is not approved, Messrs. Stone and Fickes will retain their SW Financial warrants and will receive their portion of the increased consideration for the SW Financial Controlling Interest and the Company will purchase the SW Financial Controlling Interest for approximately $77,444,000 (the "Revised Base Purchase Price"), plus interest thereon at the rate of 13% per annum from January 1, 1998 through the closing date. In addition, if, during the 12 months ending November 25, 1998, the Company enters into a definitive agreement to sell SW Financial (directly or in connection with a sale of the Company or its assets substantially as a whole), or its constituent parts, the Company will pay the holders of the SW Financial Controlling Interest, including Messrs. Stone and Fickes, a one-time "price protection" payment under the circumstances described below.

     If during the 12 months ending November 25, 1998 the Company enters into a definitive agreement to sell SW Financial as a whole, the amount to be paid to the holders of the SW Financial Controlling Interest (including Messrs. Stone and Fickes) for the purchase price protection right will be calculated based upon amounts received by the Company for its SW Financial common stock in excess of $298,718,000, which is approximately 115% of $259,755,000 (the equity value of SW Financial implied by the Base Purchase Price), multiplied by 31.10% if the Amended Proposed Settlement is approved or multiplied by 32.79% if the Amended Proposed Settlement is not approved. If during the 12 months ending November 25, 1998 the Company enters into a definitive agreement to sell constituent parts of SW Financial, the holders of the SW Financial, Controlling Interest will receive 31.10% of the proceeds in excess of 115% of the portion of the Base Purchase Price allocable to the constituent part being sold if the Amended Proposed Settlement is approved or 32.79% of the proceeds in excess of 115% of the portion of the implied equity value of SW Financial allocable to the constituent part being sold if the Amended Proposed Settlement is not approved. The allocation of the implied equity value of SW Financial to the constituent parts of SW Financial is currently being negotiated by PennCorp and representatives of the Knightsbridge Fund. If during the 12 months ending November 25, 1998 the Company enters into a definitive agreement to sell SW Financial in connection with a sale of the Company, the amount to be paid to the holders of the SW Financial Controlling Interest (including Messrs. Stone and Fickes) for the purchase price protection right will be calculated based upon the product of (i)
(x) 2,092,023 ($67,500,000, the purchase price of the SW Financial Controlling Interest if the Original Proposed Settlement had been approved, divided by $32.25, the price of the PennCorp Common Stock at March 31, 1997, the time the consummation of the purchase of the SW Financial Controlling Interest had been anticipated to occur) if the Amended Proposed Settlement is approved or (y) 2,156,186 ($69,537,000, the purchase price of the SW Financial Controlling Interest if the Original Proposed Settlement had not been approved, divided by $32.25) if the Amended Proposed Settlement is not approved, and (ii) the per share consideration for the sale of the Company in excess of $37.09, which represents 115% of $32.25, less

(iii)(x) $6,277,000 (which represents the difference between the Base Purchase Price and the purchase price of the SW Financial Controlling Interest had the Original Proposed Settlement been approved) if the Amended Proposed Settlement is approved or (y) $7,907,000 (which represents the difference between the Revised Base Purchase Price and the purchase price of the SW Financial Controlling Interest had the Original Proposed Settlement been approved) if the Amended Proposed Settlement is not approved.

     If the Amended Proposed Settlement is approved, Messrs. Stone and Fickes will share $20,369,000 (or approximately 27.6%) of the Base Purchase Price, and will receive their proportionate share of any interest paid on the Base Purchase Price plus any payment made in respect of the purchase price protection right. Of their $20,369,000 portion of the Base Purchase Price, approximately $12,880,000 will be paid to them by the Company in respect of their $7,000,000 personal investment in SW Financial (representing the same amount they would have received under the Original Agreement, had the Original Proposed Settlement been approved) and approximately $7,489,000 will be paid to them by the Knightsbridge Fund in accordance with its agreement of limited partnership. If the Amended Proposed Settlement is not approved, Messrs. Stone and Fickes will share $24,775,000 (or approximately 32.0%) of the Revised Base Purchase Price, and will receive their proportionate share of any interest paid on the Revised Base Purchase Price and of any payment made in respect of the purchase price protection right. Of their $24,775,000 portion of the Revised Base Purchase Price, approximately $17,471,000 will be paid to them by the Company in respect of their $7,000,000 personal investment in SW Financial (including their SW Financial warrants) and approximately $7,305,000 will be paid to them by the Knightsbridge Fund in accordance with its agreement of limited partnership. From these amounts, Messrs. Stone and Fickes will pay Mr. Greenberg $728,765 if the Amended Proposed Settlement is approved and $732,392 if the Amended Proposed Settlement is not approved.

     In deciding to recommend the revised terms for the purchase of the SW Financial Controlling Interest, the Knightsbridge Committee took into account the following factors:

     - Their belief that a consolidation of the voting control and unified operations of SW Financial would be beneficial to ultimate stockholder value and flexibility of operations.

     - The substantial delay in consummating the purchase of the SW Financial Controlling Interest, which the Knightsbridge Committee believes the limited partners of the Knightsbridge Fund reasonably anticipated would have occurred by March 31, 1997.

     - The fact that three of the limited partners had expressed a willingness to take action to protect the appreciated value of their investment in SW Financial.

     - The advice of legal counsel to the Company to the effect that litigation to enforce the Original Agreement had certain risks and, therefore, there could be no absolute assurance that the Company would prevail.

     - Their belief that it is not in the best interests of the Company and its shareholders to sue to enforce the Original Agreement in light of (i) the further delay that would result in the Company's ability to consummate the Knightsbridge restructuring plan, (ii) the important business relationships between the Company and the limited partners of the Knightsbridge Fund, who have been among the Company's bank lenders for the past seven years and who have been among the Company's leading sources of possible acquisition transactions and (iii) the substantial fees and expenses the Company would incur in any lawsuit to enforce the Original Agreement.

     - The fact that the increased cash purchase price for the SW Financial Controlling Interest equalled the proportionate interest of the Knightsbridge Fund and Messrs. Stone and Fickes in SW Financial's 1997 estimated net income.

     - The fact that PennCorp will control the decision whether and when to sell SW Financial (in whole or in part) and that the purchase price protection right would not become operative unless PennCorp realized a 15% gain on its investment in SW Financial.

     - The fact that Smith Barney had advised the Knightsbridge Committee that, after taking into account the revised terms for the acquisition of the SW Financial Controlling Interest, it could reaffirm its opinion that the consummation of that transaction is fair to the Company and its stockholders from a financial point of view.

     After taking the foregoing matters into account, and after considering the fact that the parties have agreed in principle to amend the Original Proposed Settlement to take into account the revised terms of the purchase of the SW Financial Controlling Interest, the PennCorp Board (Messrs. Stone, Fickes and Greenberg abstaining) approved the revised terms for the purchase of the SW Financial Controlling Interest on December 1, 1997.

     The Company has obtained all consents and approvals, other than stockholder approval (and, depending on the Company's leverage ratio on the date of purchase, a possible bank waiver), necessary to consummate the acquisition of the SW Financial Controlling Interest.

     Opinion of Financial Advisor -- SW Financial Controlling Interest. On January 15, 1997, Smith Barney delivered orally its opinion (and subsequently confirmed in writing on January 22, 1997) that the consideration originally proposed to be paid by PennCorp for the SW Financial Controlling Interest was fair to PennCorp and its stockholders (other than Messrs. Stone and Fickes) from a financial point of view. Taking into account the revised terms for the purchase of the SW Financial Controlling Interest, as described above, Smith Barney has reaffirmed its fairness opinion as of the date of this Proxy Statement and, in so doing, reviewed the analyses used to render its January 22, 1997 opinion, the assumptions upon which such analyses were based, and the factors considered in connection therewith.

     THE FULL TEXT OF SMITH BARNEY'S JANUARY 22, 1997 WRITTEN OPINION AND ITS WRITTEN AFFIRMATIVE THEREOF, WHICH SETS FORTH THE ASSUMPTIONS MADE, THE MATTERS CONSIDERED, THE SCOPE OF LIMITATIONS ON THE REVIEW UNDERTAKEN AND THE PROCEDURES FOLLOWED BY SMITH BARNEY IN RENDERING SUCH OPINION ARE ATTACHED AS ANNEX B TO THIS PROXY STATEMENT AND ARE INCORPORATED HEREIN BY REFERENCE. STOCKHOLDERS OF PENNCORP ARE URGED TO, AND SHOULD, READ THE SMITH BARNEY OPINION CAREFULLY AND IN ITS ENTIRETY. SMITH BARNEY'S OPINION IS ADDRESSED TO THE PENNCORP BOARD AND ADDRESSES ONLY THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, TO PENNCORP AND ITS STOCKHOLDERS (OTHER THAN MESSRS. STONE AND FICKES) OF THE CONSIDERATION TO BE PAID BY PENNCORP FOR THE SW FINANCIAL CONTROLLING INTEREST AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY PENNCORP STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE ANNUAL MEETING. THE SUMMARY OF THE SMITH BARNEY OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

     In arriving at its opinion, Smith Barney, among other things, spoke with Messrs. Stone and Fickes and other senior executives of the Company and of SW Financial to discuss various matters with respect to the business, operations and other prospects of SW Financial and examined certain business, legal and financial information relating to SW Financial, as well as certain financial forecasts and other data for SW Financial provided to it by SW Financial, PennCorp and Messrs. Stone and Fickes. Smith Barney also analyzed certain financial, stock market and other publicly available information relating to other companies whose operations it considered relevant in evaluating the operations of SW Financial. Smith Barney also considered such other financial, economic and market criteria as it deemed necessary in arriving at its opinion. The Smith Barney opinion is necessarily based upon economic, market and other conditions as in effect on, and the information available to it as of, the date of the opinion.

     In rendering its opinion, Smith Barney assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or furnished to it or otherwise discussed with it. With respect to financial forecasts and other information provided to or otherwise discussed with it, Smith Barney assumed that such forecasts and other information were reasonably prepared and were based upon and reflected the best currently available estimates and judgments of the management of SW Financial and PennCorp, including Messrs. Stone and Fickes, as to the expected future financial performance of SW Financial and certain other entities.

     In addition, Smith Barney assumed, without independent analysis and with the permission of the PennCorp Board, the fairness to PennCorp and its stockholders of the transactions and events described in this

Proxy Statement under the heading "-- The PennCorp/Knightsbridge
Relationship -- The SW Financial Investment."

     The following is a brief summary of the analysis performed by Smith Barney and reviewed with the PennCorp Board on January 15, 1997:

     Comparable Public Company Analysis. Using publicly available information, Smith Barney compared selected historical stock, financial and operating ratios for SW Financial with corresponding data and ratios of a selected group of similar publicly traded companies. These companies were selected by Smith Barney from the universe of possible companies based upon Smith Barney's views as to the comparability of financial and operating characteristics of these companies to SW Financial. Smith Barney made comparisons with the following companies:
ALLIED Life Financial Corporation, American Heritage Life Investment Corporation, Kansas City Life Insurance Company, Protective Life Corporation, Security-Connecticut Corporation and USLIFE Corporation (the "Comparable Companies").

     Public Market Multiples. As part of its analysis, Smith Barney compared the market price per share as a multiple of (i) First Call earnings estimates for 1996, (ii) First Call earnings estimates for 1997 and (iii) expected book value (excluding effects of Statement of Financial Accounting Standard No. 115 ("FAS 115")) as of December 31, 1996. An analysis of the multiples for the Comparable Companies yielded (i) multiples of the current market price per share to First Call expected earnings estimates for 1996 of 9.7x to 13.5x with a median of 10.9x, (ii) multiples of the current market price per share to First Call expected earnings for 1997 of 8.9x to 12.0x with a median of 10.0x and (iii) multiples of the current market price per common share to estimated book value per share at December 31, 1996 (excluding FAS 115) of .87x to 2.02x with a median of 1.12x. Applying (i) multiples of 9.7x to 13.5x to expected earnings for 1996, (ii) multiples of 8.9x to 12.0x to expected earnings for 1997 and
(iii) multiples of .87x to 2.02x to estimated book value at December 31, 1996, Smith Barney calculated ranges of implied values for the SW Financial Controlling Interest of $63.6 million to $90.7 million, $61.8 million to $85.7 million, and $34.7 million to $90.0 million, respectively.

     Price to Book vs. ROE Analysis. Smith Barney also compared the relationship between price to estimated December 31, 1996 book value multiples and projected 1997 returns on equity of SW Financial and the Comparable Companies (the "ROE Analysis"). Based upon the relationships between price to estimated book value multiples and projected 1997 returns on equity for the Comparable Companies and SW Financial's projected 1997 return on equity, the implied multiple of SW Financial's estimated book value at December 31, 1996 was used to determine an implied equity value for SW Financial. Such analysis was based upon three capital structures: (i) the existing SW Financial capital structure of 57.7% debt and preferred stock to total capitalization, (ii) an adjusted capital structure of 30% debt and preferred stock to total capitalization and (iii) an adjusted capital structure of 25% debt and preferred stock to total capitalization. Applying the ROE Analysis assuming the three capital structures described above, Smith Barney calculated ranges of implied values for the SW Financial Controlling Interest of $80.6 million to $80.8 million, $68.7 million to $69.1 million, and $63.7 million to $64.1 million, respectively.

     No company utilized in the Comparable Companies analysis as a comparison is identical to SW Financial. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning financial and operating characteristics of SW Financial and other factors that could affect the public trading value of the Comparable Companies or company to which it is being compared. Mathematical analysis (such as determining the average or the median) is not itself a meaningful method of using comparable public company data.

     Precedent Analysis. Using publicly available information, Smith Barney performed an analysis of 17 precedent transactions in the life insurance business segments (the "Relevant Transactions") that Smith Barney deemed comparable to the purchase of the SW Financial Controlling Interest in order to calculate a valuation range. The Relevant Transactions, which included two then-pending transactions, consisted of the following transactions: Washington National Corporation/PennCorp Financial Group, Inc., American Life Holding Corp./Conesco, Inc., Bankers Life Holding Corp./Conesco, Inc., Consumer Benefit Life (Willis Corroon)/Gerling Global U.S., Golden American Life/Equitable Life Ins. Co. of Iowa, Life Partners Group,

Inc./Conesco, Inc., Life Insurance Company of Virginia/GE Capital Corp., Independent Insurance Group/American General Corp., Alexander Hamilton Life/Jefferson-Pilot Corp., Laurentian Capital/American Annuity Group, John Deere Life/Life Re Corporation, Victory Life Insurance/Americo Life Inc., Lamar Financial Group Inc./Life Partners Group Inc., Integon Life Corp./PennCorp Financial Group, Inc., USLICO/NWNL, and Harcourt General Inc./GE Capital Corp. Such analysis indicated that the Relevant Transactions aggregate equity consideration as a multiple of (i) last 12 months net operating income ranged from 4.2x to 16.4x with an average of 10.8x, (ii) GAAP book value ranged from
 .76x to 1.94x with an average of 1.11x and (iii) an analysis of statutory surplus. This analysis resulted in an average implied valuation range of $24.1 million to $108.3 million.

     In connection with the reaffirmation of its opinion as of the date of this Proxy Statement, Smith Barney again spoke with Messrs. Stone and Fickes and other senior executives of the Company to discuss various matters with respect to the business, operations and prospects of SW Financial and examined updated financial information and financial forecasts for SW Financial provided to it by SW Financial, PennCorp and Messrs. Stone and Fickes.

     In rendering the reaffirmation of its opinion, Smith Barney again analyzed certain financial, stock market and other publicly available information relating to companies whose operations it considered relevant in evaluating the operations of SW Financial (the "Updated Comparable Company Analysis") and, in addition to the precedent analysis described above, performed an analysis of more recent precedent transactions in the life insurance business segments that Smith Barney considered comparable to the purchase of the SW Financial Controlling Interest (the "Updated Precedent Analysis").

     For the Updated Comparable Company Analysis, Smith Barney made comparisons to the following companies: ALLIED Life Financial Corporation, American Heritage Life Investment Corporation, Kansas City Life Insurance Company, Protective Life Corporation, FBL Financial Group, Inc. and Life USA Holdings, Inc. Security-Connecticut Corporation and USLIFE Corporation, which were included among the Comparable Companies described above, were acquired in transactions that were announced subsequent to January 22, 1997.

     For the Updated Precedent Analysis, Smith Barney reviewed its analysis of sixteen of the seventeen precedent transactions described above (the Washington National Corporation/PennCorp Financial Group, Inc. transaction was not consummated) and performed an analysis of the following twelve additional transactions: Home Beneficial Corporation/American General Corporation, USLIFE Corporation/American General Corporation, Chubb Life Insurance Company of America/Jefferson-Pilot Corporation, Security-Connecticut Corporation/ReliaStar Financial Corporation, Westcoast Life Insurance Co./Protective Life Insurance Co., Colonial Penn and Providential Life Insurance/Conseco, Inc., Reliable Life Insurance Co./ Unitrin, Inc., Delta Life/AmerUS Life Holdings, Inc., Security First Group/Metropolitan Life Insurance Company, WM Life Insurance Co./SAFECO Life Insurance Co., AmVestors Financial Corp./AmerUS Life Holdings, Inc., and Washington National Corporation/Conseco, Inc.

     Smith Barney reviewed its Updated Comparable Company Analysis, including its analysis of public market multiples and its price to book vs. ROE analysis, and its Updated Precedent Analysis with the PennCorp Board on December 1, 1997.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Smith Barney considered the results of all its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Smith Barney believes that selecting a portion of Smith Barney's analysis, without considering all analyses, would create an incomplete view of the process underlying its opinion. In addition, Smith Barney may have deemed various assumptions more or less probable than other assumptions, so that ranges of valuations resulting for any particular analysis described above should not be taken to be Smith Barney's view of actual value of the SW Financial Controlling Interest. Smith Barney received a fee of $250,000 plus out-of-pocket expenses including attorney's fees for analyzing the fairness, from a financial point of view, of that transaction, which fee was not dependent upon Smith Barney's conclusions regarding the fairness of that transaction. In the ordinary course of its business, Smith Barney and its affiliates may actively trade the equity and/or debt securities of

PennCorp for their own account or for the account of customers and, accordingly, may at any time hold a long or short position in such securities.

     Proposed Settlement of Shareholder Litigation. As discussed above, on January 11 and January 25, 1996, shareholder derivative suits relating to the SW Financial Investment were initiated against the Company and the members of the PennCorp Board. The defendants in the Tozour case have filed a motion seeking its dismissal on the ground that the plaintiff failed to comply with the requirements of Delaware law before instituting a derivative suit, and intend to defend the lawsuit vigorously. Because the defendants have not been served with the Miller complaint, no action has been taken in that case, although the defendants would also defend it vigorously. The defendants believe, however, that it would not be in the best interests of PennCorp and its shareholders to expend considerable management and director time and to incur substantial expenses to litigate these actions. Consequently, PennCorp's legal advisors have met or spoken by telephone with the plaintiffs' counsel on several occasions to discuss the terms of a potential settlement. The shareholder derivative suits were a factor considered by the PennCorp Board in its decision to restructure the PennCorp/Knightsbridge relationship and to acquire The Fickes and Stone Knightsbridge Interests and the SW Financial Controlling Interest.

     The defendants and the plaintiffs' counsel entered into a stipulation of settlement on March 28, 1997 (the "Original Proposed Settlement"). The Original Proposed Settlement consisted of the following principal elements: (i) Messrs. Stone and Fickes will cancel the 335,564 SW Financial common stock warrants they hold for no consideration enabling PennCorp to purchase the SW Financial Controlling Interest for $67,500,000, reducing the price to be paid by PennCorp for the SW Financial Controlling Interest by approximately $2,037,000, (ii) the PennCorp Board will proceed with the purchase of The Fickes and Stone Knightsbridge Interests, having received a fairness opinion of a nationally recognized investment banking firm with respect to the price to be paid for The Fickes and Stone Knightsbridge Interests, (iii) the PennCorp Board will proceed with the acquisition of the SW Financial Controlling Interest, having received a fairness opinion of a nationally recognized investment banking firm with respect to the price to be paid for the SW Financial Controlling Interest, (iv) the PennCorp Board will submit the purchases of The Fickes and Stone Knightsbridge Interests and the SW Financial Controlling Interest to a shareholder vote of a majority of the PennCorp stockholders present at a meeting and entitled to vote, and stockholders must approve both transactions, (v) Messrs. Stone and Fickes will abstain from voting on the proposals to approve the purchase of The Fickes and Stone Knightsbridge Interests and the SW Financial Controlling Interest, and
(vi) the plaintiffs' counsel will be entitled to conduct confirmatory discovery.

     On December 1, 1997, the defendants and the plaintiffs' counsel agreed in principle to amend the Original Proposed Settlement (as so amended, the "Amended Proposed Settlement"). The terms of the Amended Proposed Settlement are identical to the terms of the Original Proposed Settlement, except that the Amended Proposed Settlement provides that the Company will acquire the SW Financial Controlling Interest for $73,777,000, reducing the price to be paid by PennCorp for the SW Financial Controlling Interest by $3,667,000 taking into account the cancellation of the SW Financial warrants held by Messrs. Stone and Fickes and the fact that Messrs. Stone and Fickes will not participate in the increased consideration (other than interest thereon after March 1, 1998 and the possible price protection right) for the SW Financial Controlling Interest to the extent it relates to their $7,000,000 personal investment in SW Financial. In addition, pursuant to the Amended Proposed Settlement, the Company will only pay interest on the Base Purchase Price if the acquisition of the SW Financial Controlling Interest does not occur by March 1, 1998 (as opposed to January 1, 1998, as originally required by the Knightsbridge Fund). The Amended Proposed Settlement also requires Messrs. Stone and Fickes to grant PennCorp a price protection right in the event of a sale of their Portsmouth investment as described in "-- Acquisition of The Fickes and Stone Knightsbridge Interests."

     The Amended Proposed Settlement is subject to approval by the Chancery Court after notice to PennCorp stockholders. As discussed above, Messrs. Stone and Fickes have agreed that, if the Amended Proposed Settlement is approved by the Chancery Court, they will cancel their SW Financial common stock warrants and they will not participate in the increased consideration (other than interest thereon after March 1, 1998 and the possible price protection right) for the SW Financial Controlling Interest to the extent it relates to their $7,000,000 personal investment in SW Financial, which together will reduce the price to be paid by PennCorp for the SW Financial Controlling Interest by approximately $3,667,000. Because the Knightsbridge restructuring will have the effect of substantially eliminating potential future conflicts of interest between Messrs. Stone and Fickes and PennCorp, and because the Amended Proposed Settlement will have the effect of reducing the price to be paid for the SW Financial Controlling Interest and will obviate the need to expend considerable management and director time to litigate the actions, the PennCorp Board has determined that the Amended Proposed Settlement is in the best interests of PennCorp and its shareholders and confers a substantial economic benefit on PennCorp. Accordingly, the PennCorp Board has authorized the payment to plaintiffs' counsel of legal fees of $785,000 and documented expenses not to exceed $50,000 in connection with the lawsuits and the related settlement negotiations, if the Amended Proposed Settlement is approved by the Delaware Chancery Court after notice to PennCorp stockholders.

     IF PENNCORP STOCKHOLDERS APPROVE THE PURCHASE OF THE FICKES AND STONE KNIGHTSBRIDGE INTERESTS AND THE SW FINANCIAL CONTROLLING INTEREST ON THE TERMS CONTAINED HEREIN, PENNCORP INTENDS TO CONSUMMATE THOSE TRANSACTIONS, WHETHER OR NOT THE AMENDED PROPOSED SETTLEMENT IS APPROVED. HOWEVER, IF PENNCORP STOCKHOLDERS DO NOT APPROVE BOTH OF THOSE TRANSACTIONS, THERE WILL NOT BE A SETTLEMENT OF THE SHAREHOLDER DERIVATIVE LITIGATION ON THE TERMS DISCUSSED HEREIN AND MESSRS. STONE AND FICKES AND THE KNIGHTSBRIDGE COMMITTEE WILL RECONVENE THEIR NEGOTIATIONS ON THE DEFINITIVE TERMS OF THE KNIGHTSBRIDGE RELATIONSHIP. THE AMENDED PROPOSED SETTLEMENT IS CONDITIONED UPON, AMONG OTHER THINGS, PENNCORP STOCKHOLDER APPROVAL OF THE PURCHASE BY PENNCORP OF THE FICKES AND STONE KNIGHTSBRIDGE INTERESTS AND THE SW FINANCIAL CONTROLLING INTEREST AND COURT APPROVAL AFTER NOTICE TO PENNCORP STOCKHOLDERS.

OTHER RELATIONSHIPS

     Maurice W. Slayton, a director of the Company, is the Chairman of the Board, President and Chief Executive Officer of Conning & Company ("Conning") and President of Conning Corporation, the parent of Conning. Conning provides portfolio management and related services for a portion of the investment assets of the Company's insurance subsidiaries. In 1996, Conning earned aggregate fees, including reimbursement of actual out-of-pocket expenses, in the approximate amount of $895,000 for investment management services.

               SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following selected unaudited pro forma financial information (the "Selected Pro Forma Financial Information") has been prepared to illustrate the pro forma effects of (i) the sale of 5,131,300 shares of PennCorp Common Stock in February 1996 and the use of the proceeds therefrom, (ii) PennCorp's acquisition of UC Life on July 24, 1996, including the financing thereof, (iii) the sale of 2,875,000 shares of PennCorp $3.50 Series II Convertible Preferred Stock in August 1996 and the use of the proceeds therefrom, (iv) the March 14, 1997, redemption of the Series B Redeemable Preferred Stock, (v) consolidation of the results of operations and financial position of SW Financial due to the acquisition of the SW Financial Controlling Interest by PennCorp, including the financing thereof, and (vi) the acquisition of The Fickes and Stone Knightsbridge Interests, including the financing thereof.

     In August 1997, the Company announced it would likely be restating its financial statements for each of the years in the three year period ended December 31, 1996, the three month period ended March 31, 1997, and the three and six month periods ended June 30, 1997. Additional information regarding the effects of the restatement is available on PennCorp's Form 8-K filed on November 14, 1997 and incorporated herein by reference.

     The pro forma statements of operations for the year ended December 31, 1996, and for the nine month period ended September 30, 1997, give effect to the foregoing transactions as though each had occurred on January 1, 1996. The pro forma balance sheet as of September 30, 1997, give effect to the acquisition of the SW Financial Controlling Interest, including the financing thereof, and the acquisition of The Fickes and Stone Knightsbridge Interests, as though each transaction had occurred as of September 30, 1997. The proposed investment in Portsmouth and the impact of any additional consideration, in the form of an interest component, should the acquisition of the SW Financial Controlling Interest not occur by March 1, 1998, have not been included in the Selected Pro Forma Financial Information as their financial impact would not be material to the Company.

     The acquisitions of the SW Financial Controlling Interest and The Fickes and Stone Knightsbridge Interests will be accounted for using the purchase method of accounting. The total purchase price of the acquisitions will be allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values as of the consummation dates. The allocation of the aggregate purchase price reflected in the Selected Pro Forma Financial Information is preliminary and based upon assumed dates of January 1, 1996, and September 30, 1997, for the Pro Forma Statements of Operations and the Pro Forma Balance Sheet, respectively. The final allocation of the purchase price is contingent upon determination of the fair values of the acquired assets and liabilities; however, that allocation is not expected to differ materially from the preliminary allocation.

     There are two significant types of pro forma transactions, "Pro Forma A", those transactions previously consummated, and "Pro Forma B", those transactions which will be presented for common shareholder consideration at the Annual Meeting. These pro forma transactions are defined as follows:

          PRO FORMA A: The information appearing under this caption gives pro forma effect to the transactions described in clauses (i), (ii), (iii) and
     (iv) in the first paragraph above for the year ended December 31, 1996, and
     (iv) for the nine month period ended September 30, 1997 (collectively, the "Consummated Acquisitions/Transactions").

          PRO FORMA B: The information appearing under this caption gives pro forma effect to the Consummated Acquisitions/Transactions, together with the transactions described in clauses (v) and (vi) above (collectively, the "Proposed Acquisitions/Transactions").

     The Selected Pro Forma Financial Information is not necessarily indicative of either future results of operations or the results that might have occurred had the above-described transactions been consummated on the indicated dates. The Selected Pro Forma Financial Information should be read in conjunction with the historical financial statements and related notes of PennCorp, UC Life and SW Financial incorporated by reference in the Proxy Statement of which this Selected Pro Forma Financial Information is a part.

                       PRO FORMA STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 1996
              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                 CONSUMMATED ACQUISITIONS/TRANSACTIONS
                                     ---------------------------------------------------------------------------------------------
                                           HISTORICAL                              ADJUSTMENTS
                                     -----------------------   ---------------------------------------------------
                                                                              1996 CONVERTIBLE
                                                                              PREFERRED STOCK       RETIREMENT OF
                                                                   1996        INSURANCE AND          SERIES B
                                       PENNCORP                COMMON STOCK       UC LIFE            REDEEMABLE
                                     (AS RESTATED)   UC LIFE    INSURANCE       ACQUISITION        PREFERRED STOCK     PRO FORMA A
                                     -------------   -------   ------------   ----------------     ---------------     -----------
OPERATING INFORMATION:
 Revenues:
   Policy revenues.................    $348,090      $5,153                                                             $353,243
   Net investment income...........     210,734      66,421                                                              277,155
   Other income....................      22,666          52                                                               22,718
   Net gains (losses) from the sale
    of investments.................       1,257      (1,592)                                                                (335)
                                       --------      -------                                                            --------
      Total revenues...............     582,747      70,034                                                              652,781
                                       --------      -------                                                            --------
 Benefits and expenses:
   Claims incurred.................     188,727      48,786                                                              237,513
   Change in liability for future
    policy benefits and other
    policy benefits................      83,184        (385)                                                              82,799
   Amortization:
    Present value of insurance in
      force and deferred policy
      acquisition costs............      56,470       9,699                        (4,054)(3),(4)                         62,115
    Costs in excess of net assets
      acquired.....................       8,648          --                           833(5a)                              9,481
   Underwriting and other
    administrative expenses........     116,560       9,753                        (2,046)(6)                            124,267
   Interest and amortization of
    deferred debt issuance costs...      18,579          --       (1,827)(7a)       1,171(7b)           1,029(7c)         18,952
                                       --------      -------                                                            --------
      Total benefits and
       expenses....................     472,168      67,853                                                              535,127
                                       --------      -------                                                            --------
 Income before income taxes,
   undistributed earnings in
   unconsolidated affiliates,
   discontinued operations and
   extraordinary charge............     110,579       2,181                                                              117,654
      Income tax expense...........      40,957         769          639(8)         2,492(8)             (360)(8)         44,497
                                       --------      -------                                                            --------
 Net income before undistributed
   earnings in unconsolidated
   affiliates and extraordinary
   charge..........................      69,622       1,412                                                               73,157
      Undistributed earnings in
       unconsolidated affiliates...      21,037          --                                                               21,037
                                       --------      -------                                                            --------
 Net income before extraordinary
   charge..........................      90,659       1,412                                                               94,194
      Preferred stock dividend
       requirements................      14,646          --                         6,036(10)          (1,382)(7c)        19,300
                                       --------      -------                                                            --------
 Net income applicable to common
   stock before extraordinary
   charge..........................    $ 76,013      $1,412                                                             $ 74,894
                                       ========      =======                                                            ========
PER SHARE INFORMATION:
 Net income applicable to common
   stock before extraordinary
   charge..........................    $   2.67                                                                         $   2.63
                                       ========                                                                         ========
 Fully diluted net income
   applicable to common stock
   before extraordinary charge.....    $   2.49                                                                         $   2.63
                                       ========                                                                         ========
 Weighted average primary shares
   outstanding (in thousands)......      28,462                                                                           28,462
                                       ========                                                                         ========
 Weighted average fully diluted
   shares outstanding (in
   thousands)......................      35,229                                                                           35,229
                                       ========                                                                         ========

                                                            PROPOSED ACQUISITIONS/TRANSACTIONS
                                     ---------------------------------------------------------------------------------
                                               HISTORICAL                       ADJUSTMENTS
                                     ------------------------------   --------------------------------
                                                                                        ACQUISITION OF
                                                                                          THE FICKES
                                                                                          AND STONE
                                      SW FINANCIAL    KNIGHTSBRIDGE   SW FINANCIAL      KNIGHTSBRIDGE
                                     (AS RESTATED)     MANAGEMENT     CONSOLIDATION       INTERESTS        PRO FORMA B
                                     --------------   -------------   -------------     --------------     -----------
OPERATING INFORMATION:
 Revenues:
   Policy revenues.................     $196,912         $   --                                             $550,155
   Net investment income...........      128,692             --            (2,754)(1)          730(2)        403,823
   Other income....................       27,439         10,146                             (8,920)(2)        51,383
   Net gains (losses) from the sale
    of investments.................          516             --                                                  181
                                        --------         ------                                             --------
      Total revenues...............      353,559         10,146                                            1,005,542
                                        --------         ------                                             --------
 Benefits and expenses:
   Claims incurred.................      211,460             --                                              448,973
   Change in liability for future
    policy benefits and other
    policy benefits................      (13,616)            --                                               69,183
   Amortization:
    Present value of insurance in
      force and deferred policy
      acquisition costs............       23,392             --                                               85,507
    Costs in excess of net assets
      acquired.....................        4,130             --             1,483(5b)        1,429(5c)        16,523
   Underwriting and other
    administrative expenses........       65,110          9,581                             (5,642)(2)       193,316
   Interest and amortization of
    deferred debt issuance costs...       14,052             --             2,468(7d)          658(7e)        36,130
                                        --------         ------                                             --------
      Total benefits and
       expenses....................      304,528          9,581                                              849,632
                                        --------         ------                                             --------
 Income before income taxes,
   undistributed earnings in
   unconsolidated affiliates,
   discontinued operations and
   extraordinary charge............       49,031            565                                              155,910
      Income tax expense...........       18,149             --            (1,172)(8)       (1,122)(8)        60,352
                                        --------         ------                                             --------
 Net income before undistributed
   earnings in unconsolidated
   affiliates and extraordinary
   charge..........................       30,882            565                                               95,558
      Undistributed earnings in
       unconsolidated affiliates...           --             --           (21,037)(9)                             --
                                        --------         ------                                             --------
 Net income before extraordinary
   charge..........................       30,882            565                                               95,558
      Preferred stock dividend
       requirements................        2,754             --            (2,754)(1)                         19,300
                                        --------         ------                                             --------
 Net income applicable to common
   stock before extraordinary
   charge..........................     $ 28,128         $  565                                             $ 76,258
                                        ========         ======                                             ========
PER SHARE INFORMATION:
 Net income applicable to common
   stock before extraordinary
   charge..........................                                                                         $   2.68
                                                                                                            ========
 Fully diluted net income
   applicable to common stock
   before extraordinary charge.....                                                                         $   2.63
                                                                                                            ========
 Weighted average primary shares
   outstanding (in thousands)......                                                                           28,462
                                                                                                            ========
 Weighted average fully diluted
   shares outstanding (in
   thousands)......................                                                                           35,575
                                                                                                            ========

  See accompanying Notes to Selected Unaudited Pro Forma Financial Information

                       PRO FORMA STATEMENT OF OPERATIONS
                                  (UNAUDITED)

               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997
              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                               CONSUMMATED TRANSACTION
                                     --------------------------------------------
                                     HISTORICAL      ADJUSTMENTS
                                     ----------    ---------------

                                                    RETIREMENT OF
                                                      SERIES B
                                                     REDEEMABLE
                                      PENNCORP     PREFERRED STOCK    PRO FORMA A
                                     ----------    ---------------    -----------
OPERATING INFORMATION:

 Revenues:
   Policy revenues.................   $263,356                         $263,356
   Net investment income...........    206,256                          206,256
   Other income....................     20,313                           20,313
   Net gains from sale of
     investments...................     14,767                           14,767
                                      --------                         --------
       Total revenues..............    504,692                          504,692
                                      --------                         --------
 Benefits and expenses:
   Claims incurred.................    146,238                          146,238
   Change in liability for future
     policy benefits and other
     policy benefits...............     78,823                           78,823
   Amortization:
     Present value of insurance in
       force and deferred policy
       acquisition costs...........     64,298                           64,298
     Costs in excess of net assets
       acquired....................      7,460                            7,460
   Underwriting and other
     administrative expenses.......    101,058                          101,058
   Interest and amortization of
     deferred debt issuance
     costs.........................     15,719            206(7c)        15,925
   Restructuring charge............     19,071                           19,071
                                      --------                         --------
       Total benefits and
        expenses...................    432,667                          432,873
                                      --------                         --------
 Income before income taxes,
   undistributed earnings in
   unconsolidated affiliate and
   extraordinary charge............     72,025                           71,819
       Income tax expense..........     26,783            (72)(8)        26,711
                                      --------                         --------
 Net income before undistributed
   earnings in unconsolidated
   affiliates and extraordinary
   charge..........................     45,242                           45,108
       Undistributed earnings in
        unconsolidated
        affiliates.................     16,158                           16,158
                                      --------                         --------
 Net income before extraordinary
   charge..........................     61,400                           61,266
       Preferred stock dividend
        requirements...............     14,685            (17)(7c)       14,668
                                      --------                         --------
 Net income applicable to common
   stock before extraordinary
   charge..........................   $ 46,715                         $ 46,598
                                      ========                         ========
PER SHARE INFORMATION(11):
 Net income applicable to common
   stock before extraordinary
   charge..........................   $   1.61                         $   1.61
                                      ========                         ========
 Fully diluted net income
   applicable to common stock
   before extraordinary
   charge..........................   $   1.57                         $   1.57
                                      ========                         ========
 Weighted average primary shares
   outstanding (in thousands)......     28,954                           28,954
                                      ========                         ========
 Weighted average fully diluted
   shares outstanding (in
   thousands)......................     38,161                           38,161
                                      ========                         ========

                                                            PROPOSED ACQUISITIONS/TRANSACTIONS
                                     ---------------------------------------------------------------------------------
                                              HISTORICAL                         ADJUSTMENTS
                                     -----------------------------    ---------------------------------
                                                                                         ACQUISITION OF
                                                                                           THE FICKES
                                                                                           AND STONE
                                                     KNIGHTSBRIDGE    SW FINANCIAL       KNIGHTSBRIDGE
                                     SW FINANCIAL     MANAGEMENT      CONSOLIDATION        INTERESTS       PRO FORMA B
                                     ------------    -------------    -------------      --------------    -----------
OPERATING INFORMATION:
 Revenues:
   Policy revenues.................      $110,419       $    --                                             $373,775
   Net investment income...........       95,202             --           (2,664)(1)(7d)      1,735(2)       300,529
   Other income....................       12,889         16,982                              (8,165)(2)       42,019
   Net gains from sale of
     investments...................        1,797             --                                               16,564
                                         --------       -------                                             --------
       Total revenues..............      220,307         16,982                                              732,887
                                         --------       -------                                             --------
 Benefits and expenses:
   Claims incurred.................      156,145             --                                              302,383
   Change in liability for future
     policy benefits and other
     policy benefits...............      (30,875)            --                                               47,948
   Amortization:
     Present value of insurance in
       force and deferred policy
       acquisition costs...........       15,296             --                                               79,594
     Costs in excess of net assets
       acquired....................        3,095             --            1,112(5b)          1,071(5c)       12,738
   Underwriting and other
     administrative expenses.......       29,578         15,508                              (6,430)(2)      139,714
   Interest and amortization of
     deferred debt issuance
     costs.........................       10,332             --            1,628(7d)            494(7e)       28,379
   Restructuring charge............           --             --                                               19,071
                                         --------       -------                                             --------
       Total benefits and
        expenses...................      183,571         15,508                                              629,827
                                         --------       -------                                             --------
 Income before income taxes,
   undistributed earnings in
   unconsolidated affiliate and
   extraordinary charge............       36,736          1,474                                              103,060
       Income tax expense..........       13,786             --           (1,460)(8)           (173)(8)       38,864
                                         --------       -------                                             --------
 Net income before undistributed
   earnings in unconsolidated
   affiliates and extraordinary
   charge..........................       22,950          1,474                                               64,196
       Undistributed earnings in
        unconsolidated
        affiliates.................           --             --          (16,158)(9)                              --
                                         --------       -------                                             --------
 Net income before extraordinary
   charge..........................       22,950          1,474                                               64,196
       Preferred stock dividend
        requirements...............        2,234             --           (2,234)(1)                          14,668
                                         --------       -------                                             --------
 Net income applicable to common
   stock before extraordinary
   charge..........................      $20,716        $ 1,474                                             $ 49,528
                                         ========       =======                                             ========
PER SHARE INFORMATION(11):
 Net income applicable to common
   stock before extraordinary
   charge..........................                                                                         $   1.71
                                                                                                            ========
 Fully diluted net income
   applicable to common stock
   before extraordinary
   charge..........................                                                                         $   1.62
                                                                                                            ========
 Weighted average primary shares
   outstanding (in thousands)......                                                                           28,954
                                                                                                            ========
 Weighted average fully diluted
   shares outstanding (in
   thousands)......................                                                                           38,507
                                                                                                            ========

  See accompanying Notes to Selected Unaudited Pro Forma Financial Information

                            PRO FORMA BALANCE SHEET
                                  (UNAUDITED)

                            AS OF SEPTEMBER 30, 1997
              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                 PROPOSED ACQUISITIONS/TRANSACTIONS
                                          --------------------------------------------------------------------------------
                                                   HISTORICAL                       ADJUSTMENTS
                                          -----------------------------   --------------------------------
                                                                                            ACQUISITION OF
                                                                                              THE FICKES
                                                                                              AND STONE
                                                                          SW FINANCIAL      KNIGHTSBRIDGE
                                            PENNCORP      SW FINANCIAL    CONSOLIDATION       INTERESTS        PRO FORMA B
                                          -------------   -------------   -------------     --------------     -----------
Invested assets.........................   $3,649,958      $1,644,119         (40,000)(9)                      $5,254,077
Insurance assets........................      634,760         107,159                                             741,919
Other assets............................      534,945         404,819        (137,678)(9)       10,000(5c)        812,086
                                           ----------      ----------                                          ----------
        Total assets....................   $4,819,663      $2,156,097                                          $6,808,082
                                           ==========      ==========                                          ==========

Insurance liabilities...................   $3,353,135      $1,689,481                                          $5,042,616
Long-term debt..........................      349,902         154,750          36,000(9)        10,000(5c)        550,652
Other liabilities.......................      226,429          98,188                                             324,617
Redeemable preferred stock..............       19,430          36,112         (36,112)(9)                          19,430
Convertible preferred stock.............      249,670              --                                             249,670
Common shareholders' equity.............      621,097         177,566        (177,566)(9)                         621,097
                                           ----------      ----------                                          ----------
        Total liabilities and
          shareholders' equity..........   $4,819,663      $2,156,097                                          $6,808,082
                                           ==========      ==========                                          ==========

 See Accompanying Notes to Selected Unaudited Pro Forma Financial Information.

NOTES TO SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION

 (1) For the year ended December 31, 1996 and the nine month period ended September 30, 1997, PennCorp's investment income includes $2.8 million and $2.2 million, respectively, of preferred stock dividends, related to PennCorp's preferred stock investment in SW Financial, which is eliminated as part of the pro forma adjustments for the acquisition of the SW Financial Controlling Interest.

 (2) As a result of the acquisition of The Fickes and Stone Knightsbridge Interests, PennCorp will consolidate the results of operations of Knightsbridge Management, the management and investment advisory company of Knightsbridge.

      Certain intercompany transactions are eliminated as a result of such consolidation. For the year ended December 31, 1996, amounts eliminated as a result of the consolidation include: (i) transaction fee related to the UC Life acquisition, $2.5 million (ii) management fees paid by UC Life, SW Financial and PennCorp aggregating $4.7 million and (iii) investment advisory fees paid by SW Financial and UC Life aggregating $1.7 million. Investment advisory fees in excess of advisory expenses amounting to $730,000 have been reclassified to net investment income.

      For the nine month period ended September 30, 1997, amounts eliminated as a result of the consolidation include: (i) management fees paid by UC Life, SW Financial and PennCorp aggregating $3.8 million and (ii) investment advisory fees paid by SW Financial and UC Life aggregating $4.4 million. Investment advisory fees in excess of advisory expense amounting to $1.7 million have been reclassified to net investment income.

 (3) Present value of insurance in force -- Each acquisition or merger has been accounted for as a purchase transaction and as part of the purchase accounting adjustments PennCorp establishes an asset for the present value of the insurance in force as of the date of each such transaction based upon the present value of future premiums or the emergence of gross profits utilizing PennCorp's purchase accounting actuarial lapse and interest rate assumptions.

      As part of the pro forma purchase accounting adjustments for the UC Life acquisition, PennCorp established a present value of insurance in force asset of $69.1 million. This asset is determined based upon the present value of future gross profits for the business acquired using appropriate actuarial assumptions established by PennCorp and discounting such profits at a risk rate of return of 20.0 percent. On a pro forma basis, the first five years' expected amortization, based upon an average accretion rate of 5.4% and an estimated remaining life (amortization period) of 30 years, of the present value of insurance in force related to the UC Life acquisition as if such asset had been established on January 1, 1996, would be as follows:

                                               GROSS        INTEREST      EXPECTED
                                            AMORTIZATION    ACCRETED    AMORTIZATION
                                            ------------    --------    ------------
1996......................................     14,462        3,767         10,695
1997......................................     12,071        3,171          8,900
1998......................................     10,703        2,677          8,026
1999......................................      9,288        2,227          7,061
2000......................................      7,799        1,844          5,955

      Amortization of present value of insurance in force since the date of acquisition, included in the Company's historical financial statements, aggregated $5.1 million resulting in additional amortization of $5.6 million for the period January 1, 1996, to July 23, 1996.

 (4) Deferred policy acquisition costs -- As described in Note 3 above, PennCorp establishes a present value of insurance in force asset which approximates the discounted value of anticipated profits of the business in force as of the acquisition or merger date. As a result of establishing such an asset, the historical amount for deferred policy acquisition costs is eliminated.

      Subsequent to the date of the acquisition or merger, deferred policy acquisition costs are established and amortized for new business issuance costs. Differences in historical and pro forma amortization of deferred policy acquisition costs result from the different accounting bases, including the establishment of the present value of insurance in force asset.

      On a pro forma basis, based upon the annualization of UC Life's actual amortization for the period from July 24, 1996, to December 31, 1996, the amortization of deferred policy acquisition costs for UC Life for the period from January 1, 1996, through July 23, 1996, are estimated to be $10,000, resulting in a $9.7 million decrease for such period.

 (5) Costs in excess of net assets acquired -- PennCorp establishes an asset for costs in excess of net assets acquired to the extent that the consideration for an acquisition or merger exceeds the value of the net assets acquired. It is PennCorp's policy to amortize such costs on a straight line basis over durations ranging from 7 to 30 years in which the weighted average period is approximately twenty years.

 (5a) The aggregate purchase price for UC Life was approximately $110.1 million (including expenses incurred of $9.7 million and earnings through the date of consummation of the UC Life acquisition of $3.6 million). The fair value of the net assets acquired amounted to $81.5 million resulting in costs in excess of net assets acquired of $28.6 million which are amortized over a period of 20 years. On a pro forma basis, for the period from January 1, 1996, through July 23, 1996, the amortization of costs in excess of net assets acquired would be $833,000.

 (5b) Assuming an acquisition date of January 1, 1996, the aggregate purchase price for SW Financial, constituting the initial investment and the acquisition of the SW Financial Controlling Interest, was approximately $202.4 million (including estimated expenses incurred of $8.7 million). The estimated fair value of the net assets acquired amounted to $157.9 million resulting in additional costs in excess of net assets acquired of $44.5 million which are amortized over a period of 30 years. On a pro forma basis, for the year ended December 31, 1996 and the nine month period ended September 30, 1997, the additional amortization of costs in excess of net assets acquired would be $1.5 million and $1.1 million, respectively.

      Assuming a September 30, 1997 acquisition date, the estimated fair value of net assets acquired would be $177.6 million and PennCorp's investment would be $210.0 million resulting in $32.4 million of costs in excess of net assets acquired.

 (5c) Subject to the satisfaction of certain conditions, PennCorp has agreed to acquire The Fickes and Stone Knightsbridge Interests in exchange for PennCorp's agreement to make annual cash payments to each of Messrs. Stone and Fickes on each April 15, commencing on closing, and ending on April 15, 2001, and to deliver to each of Messrs. Stone and Fickes on April 15, 2001, 173,160 shares, 346,320 total shares, of PennCorp Common Stock (subject to adjustment for stock splits, reverse stock splits, stock dividends, spin offs, and similar transactions). The total number of shares to be delivered to each of Messrs. Stone and Fickes, has been calculated by dividing $5.0 million (the value agreed to by the PennCorp Board and each of Messrs. Stone and Fickes for the sale of their respective portions of The Fickes and Stone Knightsbridge Interests) by $28.875 per share, the closing price of the PennCorp Common Stock on the NYSE on April 15, 1996, the date on which the Knightsbridge Committee and Messrs. Stone and Fickes reached agreement on the general terms of the acquisition of The Fickes and Stone Knightsbridge Interests and the effective date of the Fickes and Stone employment agreements. The new employment agreements with Messrs. Fickes and Stone do not result in a material difference from historical amounts of compensation.

      As a result of the distribution of its partnership interests prior to the acquisition by PennCorp, the net assets acquired will be negligible resulting in costs in excess of net assets acquired of approximately $10.0 million. The costs in excess of net assets acquired will be amortized over the remaining life of the limited partnership, or approximately 7 years, resulting in pro forma amortization of $1.4 million and $1.1 million for the year ended December 31, 1996, and the nine month period ended September 30, 1997, respectively.

 (6) On a pro forma basis, the costs associated with UC Life's service agreement with its former parent, UC Financial, have been eliminated as such agreement was canceled as of the closing date. PennCorp, with its current cost structure, is able to perform any such similar services required by UC Life without an incremental increase in overhead expenses. Fees charged to UC Life under the service agreement amounted to $2.0 million for the period from January 1, 1996, through July 23, 1996.

 (7) Interest and amortization of deferred debt issuance costs -- In conjunction with each of PennCorp's acquisitions or mergers, PennCorp has utilized internally generated funds as well as various forms of financing. In addition, proceeds from various offerings were utilized to repay amounts outstanding under certain credit agreements.

 (7a) Of the $156.8 million net proceeds of the February 1996 Common Stock offering, PennCorp utilized $137.0 million to repay amounts outstanding under certain of PennCorp's credit facilities and to pay approximately $10.0 million to ICH in lieu of issuing an equivalent value of Common Stock as part of the SW Financial Investment. The repayments of amounts outstanding under certain credit facilities would have resulted in a reduction in interest and related debt costs of $1.8 million for the year ended December 31, 1996 which represents the interest expense incurred from January 1, 1996, through the March 6, 1996, repayment date.

 (7b) PennCorp's revolving credit borrowings increased by $32.2 million as a result of the UC Life acquisition. The pro forma interest costs associated with such incremental borrowings, assuming an interest rate of 6.5% which approximates the Company's borrowing rate as of the acquisition date, would have been $1.2 million for the period from January 1, 1996, through July 23, 1996.

 (7c) As part of the consideration for the acquisition of Integon Life, PennCorp issued 127,500 shares of Series B Preferred Stock. On March 14, 1997, PennCorp redeemed such shares for an aggregate consideration of $14.7 million, which was funded through borrowings under its revolving credit facility. On a pro forma basis, dividends on the Series B Preferred Stock would have decreased by $1.4 million and $17,000, respectively, for the year ended December 31, 1996, and the period from January 1, 1997, to March 14, 1997, and interest expense, assuming an interest rate of 7.0%, would have increased by $1.0 million and $206,000, respectively, for the year ended December 31, 1996, and the period from January 1, 1997, to March 14, 1997.

 (7d) SW Financial incurred approximately $160.0 million of indebtedness as part of the acquisition of Southwestern Life and Union Bankers. The Company has entered into a $450.0 million revolving credit facility (the "facility") which will be utilized to finance the cash portion of the SW Financial transactions. The facility has variable interest rate requirements, currently 7.0%, based upon the Company's applicable credit ratings, as determined by independent rating agencies, and matures in five years. In addition, the facility requires the refinancing of the currently outstanding indebtedness at SW Financial resulting in a pro forma reduction in interest costs of $2.9 million and $1.9 million, respectively for the year ended December 31, 1996 and the nine month period ended September 30, 1997. On August 5, 1997, the Company acquired $40.0 million of SW Financial subordinated debt in anticipation of the acquisition of the SW Financial Controlling Interest. The Company recorded interest income and SW Financial reported interest costs aggregating $430,000 for the period from August 5, 1997, to September 30, 1997. Such amounts have been eliminated for purposes of these pro forma financial statements. The Company anticipates utilizing funds under the revolving credit facility to fund the $76.0 million (including expenses) purchase price for the acquisition of the controlling interest in SW Financial. Pro forma interest costs associated with such borrowing, assuming an interest rate of 7.0%, amounted to $5.3 million and $4.0 million for the year ended December 31, 1996, and the nine month period ended September 30, 1997, respectively, resulting in a net increase of $2.5 million and $1.6 million, respectively.

      In connection with the refinancing of the currently outstanding indebtedness of SW Financial upon consummation of the acquisition of the SW Financial Controlling Interest, PennCorp anticipates realizing an after-tax extraordinary charge of approximately $2.7 million related to the write-off of the SW Financial deferred financing costs.

 (7e) As described in Note (5c) above, the PennCorp agreement for the acquisition of The Fickes and Stone Knightsbridge Interests includes annual payments based on a rate of interest equal to the IRS's mid-term rate at the time of the consummation of the acquisition, estimated to be 6.6% on April 15, 1996, on a notional amount of $10.0 million. Interest costs on a pro forma basis for the year ended

      December 31, 1996 and the nine month period ended September 30, 1997, would be $658,000 and $494,000, respectively.

 (8) Income taxes -- Amounts shown represent the tax effects of the foregoing adjustments calculated based upon PennCorp's effective tax rates for the periods presented.

 (9) For the year ended December 31, 1996 and the nine month period ended September 30, 1997, PennCorp's equity in the undistributed earnings of SW Financial aggregated $21.0 million and $16.2 million, respectively, which are eliminated on a pro forma basis.

      As a result of the acquisition of the SW Financial Controlling Interest for an estimated $76.0 million (including expenses), PennCorp will consolidate the financial position and results of operations of SW Financial. As noted in (7d) above, PennCorp will utilize borrowings under its revolving credit facility to finance the acquisition. As a result of the consolidation, assuming an acquisition date as of September 30, 1997, PennCorp's investment in SW Financial's common and preferred stock, aggregating $170.1 million and its interest in $40.0 million of subordinated indebtedness purchased on August 5, 1997, will be eliminated. In addition, as noted in (5b) above, costs in excess of net assets acquired, aggregating $32.4 million, will be realized as a result of the purchase of the SW Financial Controlling Interest.

(10) Assuming the issuance of the Series II $3.50 Convertible Preferred Stock on January 1, 1996 pro forma dividends would be $10.1 million, which would be $6.0 million greater than amounts reported, for the year ended December 31, 1996.

(11) The table on the following page reconciles the historical and pro forma operating and per share information, including transaction costs and restructuring charges, to historical and pro forma operating and per share information, excluding transaction costs and restructuring charges, for the nine month period ending September 30, 1997:

OPERATING AND PER SHARE INFORMATION RECONCILIATION

The reconciliation of historical and pro forma operating and per share information, including transaction costs and restructuring charges, to historical and pro forma operating and per share information, excluding restructuring charges, is as follows:

                                        NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997
                                     ------------------------------------------------
                                                                          HISTORICAL
                                                                           PENNCORP
                                      HISTORICAL                         ------------
                                       PENNCORP     TRANSACTION COSTS/
                                     ------------     RESTRUCTURING      AS REPORTED
                                     AS REPORTED         CHARGES            (NET)
                                     ------------   ------------------   ------------
OPERATING INFORMATION:
                                       --------                            --------
 Total revenues....................    $504,692                            $504,692
                                       --------                            --------
 Benefit and expenses:
   Other benefits and expenses.....     312,538                             312,538
   Underwriting and other
    administrative expenses........     101,058          (10,110)            90,948
   Restructuring charge............      19,071          (19,071)                --
                                       --------                            --------
      Total benefits and
        expenses...................     432,667                             403,486
                                       --------                            --------
 Income before income taxes,
   undistributed earnings in
   unconsolidated affiliates and
   extraordinary charge............      72,025                             101,206
      Income tax expense...........      26,783           10,213             36,996
                                       --------                            --------
 Net income before undistributed
   earnings in unconsolidated
   affiliates and extraordinary
   charge..........................      45,242                              64,210
      Undistributed earnings in
        unconsolidated
        affiliates.................      16,158                              16,158
                                       --------                            --------
 Net income before extraordinary
   charge..........................      61,400                              80,368
      Preferred stock dividend
        requirements...............      14,685                              14,685
                                       --------                            --------
 Net income applicable to common
   stock before extraordinary
   charge..........................    $ 46,715                            $ 65,683
                                       ========                            ========
PER SHARE INFORMATION:
 Net income applicable to common
   stock before extraordinary
   charge..........................    $   1.61                            $   2.27
                                       ========                            ========
 Fully diluted net income
   applicable to common stock
   before extraordinary charge.....    $   1.57                            $   2.07
                                       ========                            ========
 Weighted average primary share
   outstanding (in thousands)......      28,954                              28,954
                                       ========                            ========
 Weighted average fully diluted
   shares outstanding (in
   thousands)......................      38,161                              38,161
                                       ========                            ========

                                        NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997
                                     ------------------------------------------------

                                                                         PRO FORMA B
                                                                         ------------
                                     PRO FORMA B    TRANSACTION COSTS/
                                     ------------     RESTRUCTURING      AS REPORTED
                                     AS REPORTED         CHARGES            (NET)
                                     ------------   ------------------   ------------
OPERATING INFORMATION:
                                       --------                            --------
 Total revenues....................    $732,887                            $732,887
                                       --------                            --------
 Benefit and expenses:
   Other benefits and expenses.....     471,042                             471,042
   Underwriting and other
    administrative expenses........     139,714          (10,110)           129,604
   Restructuring charge............      19,071          (19,071)                --
                                       --------                            --------
      Total benefits and
        expenses...................     629,827                             600,646
                                       --------                            --------
 Income before income taxes,
   undistributed earnings in
   unconsolidated affiliates and
   extraordinary charge............     103,060                             132,241
      Income tax expense...........      38,864           10,213             49,077
                                       --------                            --------
 Net income before undistributed
   earnings in unconsolidated
   affiliates and extraordinary
   charge..........................      64,196                              83,164
      Undistributed earnings in
        unconsolidated
        affiliates.................          --                                  --
                                       --------                            --------
 Net income before extraordinary
   charge..........................      64,196                              83,164
      Preferred stock dividend
        requirements...............      14,668                              14,668
                                       --------                            --------
 Net income applicable to common
   stock before extraordinary
   charge..........................    $ 49,528                            $ 68,496
                                       ========                            ========
PER SHARE INFORMATION:
 Net income applicable to common
   stock before extraordinary
   charge..........................    $   1.71                            $   2.37
                                       ========                            ========
 Fully diluted net income
   applicable to common stock
   before extraordinary charge.....    $   1.62                            $   2.11
                                       ========                            ========
 Weighted average primary share
   outstanding (in thousands)......      28,954                              28,954
                                       ========                            ========
 Weighted average fully diluted
   shares outstanding (in
   thousands)......................      38,507                              38,507
                                       ========                            ========

                       SUPPLEMENTAL PRO FORMA INFORMATION

The following is a summary of the summary balance sheet adjusting journal entries, for all proposed acquisitions/transactions as of September 30, 1997:

                                                               DEBIT       CREDIT
                                                              --------    --------
  SW FINANCIAL CONSOLIDATION
  Other assets -- costs in excess of net assets acquired (SW
     Financial).............................................  $ 32,442    $     --(9)
  Long-term debt (SW Financial).............................    40,000          --(9)
  Redeemable preferred stock (SW Financial).................    36,112          --(9)
  Common shareholders' equity (SW Financial)................   177,566          --(9)
       Invested assets -- fixed maturities available for
        sale (PennCorp).....................................        --      40,000(9)
       Other assets -- investments in unconsolidated
        affiliates (PennCorp)...............................        --     170,120(9)
       Long-term debt (PennCorp)............................        --      76,000(9)
                                                              --------    --------
                                                              $286,120    $286,120
                                                              ========    ========
  ACQUISITION OF THE FICKES AND STONE KNIGHTSBRIDGE
     INTERESTS
  Other assets -- costs in excess of net assets acquired
     (Knightsbridge Management LLC).........................  $ 10,000    $     --(5c)
       Long-term debt (PennCorp)............................        --      10,000(5c)
                                                              --------    --------
                                                              $ 10,000    $ 10,000
                                                              ========    ========

WEIGHTED AVERAGE COMMON SHARES USED IN COMPUTING EARNINGS PER SHARE (FOR THE YEAR ENDED DECEMBER 31, 1996)

                                                              PRIMARY    FULLY-DILUTED
                                                              SHARES         SHARES
                                                              -------    --------------
                                                                   (IN THOUSANDS)
Shares outstanding at the beginning of the period...........  22,880         22,880
Incremental shares applicable to:
  Treasury shares/Options/Warrants..........................   1,138          1,138
  $3.375 Convertible Preferred Stock (2,300,000 shares *
     ($50.00/$22.60)).......................................      --          5,088
  $3.50 Series II Convertible Preferred Stock (2,875,000
     shares * ($50.00/$34.90))..............................      --          1,679
  Stock issuance on March 6, 1996...........................   4,232          4,232
  UC Life acquisition convertible debentures (483,839
     shares)................................................     212            212
                                                              ------         ------
                                                              28,462         35,229
  Acquisition of The Fickes and Stone Knightsbridge
     Interests..............................................      --            346
                                                              ------         ------
Pro forma weighted average shares outstanding for the year
  ended December 31, 1996...................................  28,462         35,575
                                                              ======         ======

WEIGHTED AVERAGE COMMON SHARES USED IN COMPUTING EARNINGS PER SHARE (FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997)

                                                              PRIMARY    FULLY-DILUTED
                                                              SHARES         SHARES
                                                              -------    --------------
                                                                   (IN THOUSANDS)
Shares outstanding at the beginning of the period...........  28,648         28,648
Incremental shares applicable to:
  Treasury shares/Options/Warrants..........................     306            306
  $3.375 Convertible Preferred Stock (2,300,000 shares *
     ($50.00/$22.60)).......................................      --          5,088
  $3.50 Series II Convertible Preferred Stock (2,875,000
     shares * ($50.00/$34.90))..............................      --          4,119
                                                              ------         ------
                                                              28,954         38,161
  Acquisition of The Fickes and Stone Knightsbridge
     Interests..............................................      --            346
                                                              ------         ------
Pro forma weighted average shares outstanding for the nine
  month period ended September 30, 1997.....................  28,954         38,507
                                                              ======         ======

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

BACKGROUND

     During 1996, Messrs. Stone and Fickes, the Company's two senior officers, began discussions with the PennCorp Board on a means of consolidating their outside business interests, including the Knightsbridge Fund, under PennCorp. Subsequently, Messrs. Stone and Fickes, the members of the Knightsbridge Committee and the Compensation Committee of the PennCorp Board of Directors (the "Compensation Committee") developed a plan to enable PennCorp to manage the Knightsbridge Fund and to provide Messrs. Stone and Fickes with a compensation program that offers them compensation opportunities with economic interests aligned with stockholders generally and that provides incentives for each to make a long-term, full-time commitment to PennCorp. One of the components of the Knightsbridge restructuring plan was the adoption of compensation arrangements pursuant to which Messrs. Stone and Fickes have entered into five-year employment agreements with PennCorp.

1996 SENIOR EXECUTIVE COMPENSATION

     Each of Messrs. Stone and Fickes were compensated in 1996 pursuant to the terms of their employment agreements. The continuation of those employment agreements is contingent upon the consummation of the purchase by PennCorp of The Fickes and Stone Knightsbridge Interests. The employment agreements contain a three-part compensation program consisting of base salary, an annual incentive bonus opportunity and stock option awards.

     Base Salary. Effective as of April 15, 1996, each of Messrs. Stone and Fickes began receiving an annual base salary of $750,000, which represents approximately the 67th percentile for the average of the 1995 salaries paid to the top two executives at the comparison companies selected by the Compensation Committee's compensation consultant. The Compensation Committee selected the 67th percentile based on its belief that Messrs. Stone and Fickes are critical to the Company's continuing success and should receive above average compensation. The Compensation Committee will review Messrs. Stone's and Fickes' annual base salaries each year to determine whether an increase is appropriate based on competitive industry practices.

     Annual Bonus Opportunity. Messrs. Stone and Fickes participate in the Company's 1996 Senior Executive Annual Incentive Award Plan (the "Incentive Plan"), pursuant to which each is eligible to receive an annual cash bonus if the Company meets or exceeds pre-established performance goals, which for 1996 were based on a targeted growth rate in annual compounded earnings per share (calculated on a fully-diluted basis without regard to investment gains or losses) ("EPS"). The target bonus amount for a 1996 EPS increase of 15% over 1995 EPS was set at $800,000, which reflected the 67th percentile for the average of the 1995 bonuses for the two most senior executives at the comparison companies selected by the Compensation Committee's compensation consultant. Based on 1996 results, each of Messrs. Stone and Fickes were awarded $860,000 under the Incentive Plan.

     Stock Option Awards. In connection with their new employment agreements, each of Messrs. Stone and Fickes received a grant of options to purchase up to 559,000 shares of Common Stock under the Stock Plan. Of those options, (i) 250,000 options have an exercise price of $28.875 per share (fair market value based on the closing price of the Common Stock on the New York Stock Exchange ("NYSE") on April 15, 1996, the effective date of their employment agreements),
(ii) 103,000 options have an exercise price of $31.762 per share (110% of fair market value as of April 15, 1996), (iii) 103,000 options have an exercise price of $34.939 per share (121% of fair market value as of April 15, 1996) and (iv) 103,000 options have an exercise price of $38.404 per share (133% of fair market value as of April 15, 1996). All such options vest in four equal annual installments on each April 15, beginning April 15, 1997, and expire on April 15, 2001. William M. Mercer, Incorporated, the Company's compensation consultant, reported to the Compensation Committee that these awards each had an aggregate grant date present value (using a Black-Scholes valuation model) of $4.7 million, which represented the 75th percentile for the average grant date present value of stock option awards made in 1995 to the two most senior executives of the comparison companies evaluated by the compensation consultant. The Compensation Committee's decision to recommend options at the 75th percentile reflected the Committee's focus on developing a compensation program that gives more weight to long-term performance than to short-term success.

     Compensation Philosophy. The employment agreements for Messrs. Stone and Fickes reflect the Compensation Committee's philosophy to identify with the interests of stockholders and promote and support the Company's entrepreneurial and acquisition-oriented character by providing the opportunity for senior management to earn significant compensation if significant value is created for stockholders. Because of the Company's focus on profitable growth, the Compensation Committee believes that executive officers should share in the risks and rewards experienced by, and therefore share the perspectives of, stockholders. Accordingly, the members of the Compensation Committee believe that those executives most able to affect changes in stockholder value should receive compensation weighted toward incentives, such as stock options, that offer the opportunity for significant economic gain based on the performance of the Company's stock over a several year horizon, balanced with appropriate base salary and annual bonus opportunities, which reward short-term performance.

     Section 162(m). It is the Company's policy to take all reasonable steps to obtain the maximum deduction available for compensation paid to its executives. To qualify for the exemption from the limitation on the deductibility of certain executive compensation contained in Section 162(m) of the Internal Revenue Code of 1986, as amended, the Company solicited and obtained stockholder approval at the 1996 Annual Meeting for the adoption of the Stock Plan and the award to Mr. Fickes of a warrant to purchase 60,000 shares of Common Stock.

Compensation Committee:

Kenneth Roman, Chairman
Bruce W. Schnitzer
David C. Smith
Allan D. Greenberg*

* Mr. Greenberg recused himself from proceedings related to Messrs. Stone's and Fickes' employment agreements and the Knightsbridge restructuring plan.

                            STOCK PERFORMANCE GRAPH

        MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)              S&P 500           S&P LIFE           PENNCORP
12/31/92                                       104.79             114.27             115.00
12/31/93                                       115.26             115.70             131.11
12/31/94                                       116.50              95.53              87.91
12/31/95                                       160.51             137.25             198.10
12/31/96                                       197.31             167.92             243.23

     The above graph compares the performance of the Company's Common Stock with that of the S&P 500 Composite Index and the S&P Life Insurance Index over a measurement period beginning on October 30, 1992 (the date the Company's Common Stock began trading on the NYSE). Total stockholder return is calculated using the change in the stock price or index levels from the beginning of the measurement period, adjusted for the reinvestment of dividends on a quarterly basis. The comparison of total return on investment assumes that $100 was invested on October 30, 1992 in each of the Company, the S&P 500 Composite Index, and the S&P Life Insurance Index, with the latter two investments weighted on the basis of market capitalization.

                             EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal years ended December 31, 1994, 1995 and 1996, the cash compensation as well as certain other compensation paid to or earned by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") for those years.

                                                                  LONG-TERM COMPENSATION
                                       ANNUAL COMPENSATION       -------------------------
                                    --------------------------    RESTRICTED    SECURITIES    ALL OTHER
        NAME AND PRINCIPAL                 SALARY      BONUS        STOCK       UNDERLYING   COMPENSATION
             POSITION               YEAR     ($)        ($)      AWARDS($)(6)   OPTIONS(#)      ($)(8)
        ------------------          ----   -------   ---------   ------------   ----------   ------------
David J. Stone --                   1996   687,495     860,000          --       559,000        11,869
  Chairman of the Board             1995   408,340   1,150,000          --            --        11,784
  and Chief Executive               1994   500,000     100,000          --            --        11,802
  Officer(1)
Steven W. Fickes --                 1996   687,495     860,000          --       559,000        11,869
  President and Chief               1995   408,340   1,000,000          --        60,000        11,784
  Financial Officer(2)              1994   500,000     150,000          --            --        11,802
Scott D. Silverman --               1996   187,500     150,000          --        50,000        55,725
  Senior Vice President,            1995   118,750     230,000          --            --         9,133
  General Counsel and               1994   115,000      45,000      16,250(7)      5,000         8,007
  Secretary(3)
Michael J. Prager --                1996   187,500     150,000          --        50,000        11,869
  Senior Vice President             1995   150,000     180,000          --            --       265,153
  and Senior Financial Officer(4)
James P. McDermott --               1996   187,500     150,000          --        50,000        11,869
  Senior Vice President(5)          1995   150,000     150,000          --            --        11,784

---------------

(1) All compensation shown in the table for 1996 was paid pursuant to Mr. Stone's Employment Agreement. See "-- Employment Agreements".

(2) All compensation shown in the table for 1996 was paid pursuant to Mr. Fickes' Employment Agreement. See "-- Employment Agreements".

(3) Mr. Silverman became an executive officer of the Company in January 1994.

(4) Mr. Prager became an executive officer of the Company in September 1995. The table above reflects all of Mr. Prager's 1995 compensation.

(5) Mr. McDermott became an executive officer of the Company in September 1995. The table above reflects all of Mr. McDermott's 1995 compensation.

(6) The only Named Executive Officers who held restricted stock at the end of 1996 were Messrs. Silverman, McDermott and Prager, who each held 250 shares with a value, as of December 31, 1996, of $9,000. Those shares vested on April 1, 1997.

(7) Represents the fair market value, based on the closing price of the Common Stock on the NYSE on March 31, 1994 (the last trading day immediately prior to the date of grant), of 1,000 shares of Common Stock granted to Mr. Silverman as part of his bonus for 1993.

(8) Except as noted below, represents (a) matching and (b) profit sharing contributions made to the Company's 401(k) retirement and profit sharing plan for 1996. (Mr. Stone: $4,750 and $7,119, respectively; Mr. Fickes:
    $4,750 and $7,119, respectively; Mr. Silverman: $2,816 and $7,119, respectively; Mr. Prager: $4,750 and $7,119, respectively; Mr. McDermott $4,750 and $7,119, respectively.) In the case of Mr. Prager, the amount reflected for 1995 also includes reimbursement of relocation expenses of $253,369. In the case of Mr. Silverman, the amount reflected for 1996 also includes reimbursement of relocation expenses of $45,790.

     The following table shows options and warrants granted to the Named Executive Officers during the fiscal year ended December 31, 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                      INDIVIDUAL GRANTS
                                 -----------------------------------------------------------
                                    NUMBER OF         % OF TOTAL
                                   SECURITIES          OPTIONS
                                   UNDERLYING         GRANTED TO      EXERCISE                   GRANT DATE
                                 OPTIONS GRANTED      EMPLOYEES        PRICE      EXPIRATION    PRESENT VALUE
             NAME                      (#)          IN FISCAL YEAR     ($/SH)        DATE          ($)(3)
             ----                ---------------    --------------    --------    ----------    -------------
David J. Stone(1)..............      250,000             17.88         28.875      04/15/01      2,463,750(4)
                                     103,000              7.37         31.762      04/15/01        906,091(4)
                                     103,000              7.37         34.939      04/15/01        800,516(4)
                                     103,000              7.37         38.404      04/15/01        700,297(4)
Steven W. Fickes(1)............      250,000             17.88         28.875      04/15/01      2,463,750(4)
                                     103,000              7.37         31.762      04/15/01        906,091(4)
                                     103,000              7.37         34.939      04/15/01        800,516(4)
                                     103,000              7.37         38.404      04/15/01        700,297(4)
Scott D. Silverman(2)..........       25,000              1.79         30.000      07/12/01        254,775(5)
                                       8,333             0.596         31.762      07/12/01         79,297(5)
                                       8,333             0.596         34.939      07/12/01         70,114(5)
                                       8,334             0.596         38.404      07/12/01         61,372(5)
Michael J. Prager(2)...........       25,000              1.79         30.000      07/12/01        254,775(5)
                                       8,333             0.596         31.762      07/12/01         79,297(5)
                                       8,333             0.596         34.939      07/12/01         70,114(5)
                                       8,334             0.596         38.404      07/12/01         61,372(5)
James P. McDermott(2)..........       25,000              1.79         30.000      07/12/01        254,775(5)
                                       8,333             0.596         31.762      07/12/01         79,297(5)
                                       8,333             0.596         34.939      07/12/01         70,114(5)
                                       8,334             0.596         38.404      07/12/01         61,372(5)

---------------

(1) Represents option grants to Messrs. Stone and Fickes under the Stock Plan pursuant to the terms of their Employment Agreements. Of these options, (i) 250,000 options have an exercise price of $28.875 per share (fair market value based on the closing price of the Common Stock on the NYSE on April 15, 1996, the effective date of Messrs. Stone's and Fickes' Employment Agreements), (ii) 103,000 options have an exercise price of $31.762 per share (110% of fair market value as of April 15, 1996), (iii) 103,000 options have an exercise price of $34.939 per share (121% of fair market value as of April 15, 1996), and (iv) 103,000 options have an exercise price of $38.404 per share (133% of fair market value as of April 15, 1996). Twenty-five percent of each option grant shall vest on each April 15th, commencing April 15, 1997 and all such options, unless previously exercised, will expire on April 15, 2001. The options automatically vest upon a "change of control" (as defined). In addition, these option grants will be rescinded if stockholders do not approve the purchase of The Fickes and Stone Knightsbridge Interests at the Annual Meeting pursuant to their terms. For a discussion of the other terms of the options, see "-- Employment Agreements".

(2) Represents option grants under the terms of the Stock Plan. Of these options, (i) 25,000 options have an exercise price of $30 per share (fair market value based on the closing price of the Common Stock on the NYSE on July 12, 1996, the date of grant), (ii) 8,333 options have an exercise price of $31.762 per share (106% of the fair market value as of July 12, 1996),
    (iii) 8,333 options have an exercise price of $34.939 per share (116% of fair market value as of July 12, 1996), and (iv) 8,334 options have an exercise price of $38.404 per share (128% of fair market value as of July 12, 1996). Twenty-five percent of each option grant shall vest on each July 12th, commencing July 12, 1997 and all such options, unless previously exercised, will expire on July 12, 2001. The options automatically vest upon a "change of control." In the event of the death, or termination of a participant's employment by the Company other than for "cause", all unexercisable stock options held as of the date of the death or termination of employment shall become immediately exercisable and all exercisable options shall remain exercisable until: (i) ninety-days following the participant's death or termination of employment, or (ii) the date the option expires, whichever is earlier. In the event of the termination of a participant's employment for "cause", all exercisable and unexercisable stock options shall be forfeited.

(3) Based on the Black-Scholes option pricing model adapted for use in valuing stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. Assumptions used in calculating grant date present value under the Black-Scholes model include stock price volatility at grant date, risk-free rate of return at grant date, annual dividend yield at grant date, option term from grant date and closing stock price at grant date. See Notes 4 and 5 below.

(4) The following assumptions were used to calculate the Grant Date Present Value using the Black-Scholes option pricing model: stock price volatility at grant date of 30.12%; risk-free rate of return at grant date of 5%; annual dividend yield of 0.64%; term of five years from grant date; and closing stock price at grant date of $28.875 per share.

(5) The following assumptions were used to calculate the Grant Date Present Value using the Black-Scholes option pricing model: stock price volatility at grant date of 29.14%; risk-free rate of return at grant date of 5.29%; annual dividend yield of 0.64%; term of five years from grant date; and closing stock price at grant date of $30 per share.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES (1)

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                               SHARES                      OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                              ACQUIRED      VALUE            YEAR-END (#)             FISCAL YEAR-END ($)(3)
                             ON EXERCISE   REALIZED   ---------------------------   ---------------------------
                                 (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                             -----------   --------   -----------   -------------   -----------   -------------
David J. Stone.............        --           --      225,000        559,000       4,477,500      2,327,047
Steven W. Fickes...........        --           --      240,000        604,000       4,777,500      3,227,047
Scott D. Silverman.........        --           --        2,500         60,000          76,500        400,682
Michael J. Prager..........        --           --       12,500         50,000         382,500        194,157
James P. McDermott.........     1,683       31,657(2)     6,459         54,358         134,864        286,459

---------------

(1) None of the Named Executive Officers exercised any stock options or warrants during 1996 other than Mr. McDermott.

(2) Based on the average of the quoted high and low sale prices of the Common Stock ($33.93 per share) on December 30, 1996, as reported by the NYSE.

(3) Based on the closing price of the Common Stock of $36.00 per share on December 31, 1996, as reported by the NYSE.

EMPLOYMENT AGREEMENTS

     In June 1996, but effective as of April 15, 1996, each of Messrs. Stone and Fickes entered into a five-year employment agreement with the Company. The continuation of these employment agreements is contingent upon the consummation of the acquisition of The Fickes and Stone Knightsbridge Interests. See "CERTAIN TRANSACTIONS -- The Knightsbridge Restructuring Plan and Related Litigation Settlement." These agreements reflect a three-part compensation program:

     Base Salary -- $750,000 per year (subject to annual review for possible increase).

     Annual Incentive Bonus -- Base minimum annual target bonus opportunity of $800,000 per year if the Company meets or exceeds pre-established performance goals, which for 1996 was based on a targeted growth rate in annual compounded earnings per share of 15%.

     Initial Stock Option Awards

          (i) 250,000 options with an exercise price of $28.875 per share;

          (ii) 103,000 options with an exercise price of $31.762 per share;

          (iii) 103,000 options with an exercise price of $34.939 per share; and

          (iv) 103,000 options with an exercise price of $38.404 per share.

All the initial options granted in accordance with the employment agreements will vest and become exercisable, except as otherwise described in this paragraph, in four equal installments on each April 15, commencing April 15, 1997, and will expire on April 15, 2001. In the event of the death or disability (as defined) of the executive, all unexercisable options immediately will vest and become exercisable and all the vested and unexercisable options held by the executive on the date of death or termination of employment will remain exercisable until the end of the option term or the end of the one-year period following such death or the termination of employment, whichever is earlier. In the event of the termination of the executive's employment by the Company without "cause", by the executive for "good reason" or by the Company or the executive following a "change of control" (in each case, as defined), all unexercisable options immediately will vest and become exercisable and all vested and unexercisable options held by the executive on the date of the termination of employment will remain exercisable until the end of the option term. In the event of the termination of employment by the Company for "cause", the executive will forfeit all previously unexercised and unexercisable stock options granted pursuant to the employment agreement. In the event of a termination of employment by the executive other than for "good reason", all vested and exercisable options held by the executive on the date of such termination of employment will remain exercisable until the earlier of the end of the option term or the end of the six-month period following the termination of employment. The foregoing discussion addresses the consequences of termination of employment with respect only to the options initially granted under the employment agreement. In addition, due to a clerical error in calculating the initial option exercise price as of April 15, 1996, the foregoing options were incorrectly reported as having option exercise prices of $29.50, $32.45, $35.695, and $39.325, respectively.

     The employment agreements for Messrs. Stone and Fickes also provide that if employment is terminated due to death, the executive's estate will receive any annual salary or similar amounts (but not bonus) earned but not paid prior to the date of death, plus any additional death benefits provided under the Company's other benefit plans and programs. In the event of the termination of employment due to disability, in addition to any other benefits provided under the Company's otherwise applicable plans and programs and the right to continue to participate in the Company's employee benefit plans until reaching age 65, the executive will receive (i) any salary or similar amounts (not bonus) earned but not paid prior to the date of termination of employment, plus (ii) in periodic installments until the last day of the month in which the employee reaches age 65, an annual amount equal to 60% of the executive's base salary in effect on the date of the termination of employment, less the amount of any disability benefits (other than those attributable to the executive's contributions) provided under the Company's disability plan, plus (iii) a pro rated bonus for the year in which termination of employment occurs based on an amount equal to the product of the average percentage of the executive's base salary paid to the executive as an incentive bonus for the two calendar years immediately preceding the termination of employment. In the event of termination of employment without cause or for good reason, in addition to continuing to participate in the employee benefit plans of the Company until the earlier of the end of the period for which payments are made under the agreement or the date the executive receives equivalent coverage and benefits from a subsequent employer, the executive will receive (i) any salary or similar amounts (but not bonus) earned but not paid prior to the date of termination of employment, plus
(ii) a lump sum payment equal to the executive's base salary, at the annualized rate in effect on the date of termination of employment, for the longer of the end of the term of the employment agreement or 24 months (unless termination of employment follows a change in control, such amount to be discounted using a discount rate based on the applicable long-term federal rate published by the Internal Revenue Service (the "IRS") for the month in which termination of employment occurs), plus (iii) an amount equal to the same percentage of the executive's base salary as the average of the annual incentive bonuses paid to the executive for the two calendar years immediately preceding the date of termination of employment was as a percentage of base salary in each such year. In the event of a termination of employment following a change of control, the executive will receive the same benefits as for termination without cause, or if the executive resigns without good reason, the executive will be entitled to receive only base salary and similar amounts (but not bonus) earned but not paid prior to the termination of employment.

     The employment agreements also provide that Messrs. Stone and Fickes will not engage in any "competitive activity" (as defined) during the term of the agreements or, in the event of a voluntary termination of employment by the executive, for a six-month period following the termination of employment. In addition, during the term of the agreements or, in the event of a voluntary termination of employment by the executive, for a one-year period following the termination of employment, the executive will not, directly or indirectly, solicit, negotiate with or enter into discussions with the shareholders or representatives of any business with which the Company has engaged in discussions to acquire, merge, or enter into a joint venture during the 12-month period immediately preceding the date of the termination of employment. Moreover, the executive will agree not to solicit (i) the Company's employees for 18 months following the termination of employment and (ii) the Company's agents, brokers or policyholders for 36 months following the termination of employment.

     Upon approval by the Company's shareholders of the purchase by the Company of The Fickes and Stone Knightsbridge Interests and the SW Financial Controlling Interest, Messrs. Stone and Fickes have agreed to modify their employment agreements to provide that they shall not directly or indirectly engage in any Fund Competitive Activity (as that term will be defined in the modified employment agreement) during (i) the term of employment, (ii) in the event of a voluntary termination of employment prior to the date on which the aggregate Investments (as defined in the Knightsbridge Fund Partnership Agreement) made by the Knightsbridge Fund in Portfolio Companies (as defined in the Knightsbridge Fund Partnership Agreement) equals or exceeds $92 million (the Fully Invested Date"), the one-year period following the date of the executive's termination of employment, or (iii) in the event of a voluntary termination of employment on or after the Fully Invested Date, the nine-month period following the Fully Invested Date or the six-month period following the date of the executive's termination of employment, whichever is longer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Messrs. Roman, Schnitzer, Smith and Greenberg. Mr. Greenberg became a member of the Compensation Committee on September 21, 1995. In 1996, ADG Insurance Advisors, Inc., of which Mr. Greenberg is Chairman, earned aggregate consulting fees, including reimbursement of actual out-of-pocket expenses, of $250,000 for services in connection with the Company's acquisition, reinsurance and other activities. Mr. Greenberg formerly owned a 5% interest in Knightsbridge Capital. Messrs. Stone and Fickes have purchased Mr. Greenberg's interest in Knightsbridge Capital in connection with the restructuring of the relationships between the Company and the Knightsbridge Fund.

     Bruce W. Schnitzer, a director of the Company, is a managing member of Wand Partners L.L.C. ("Wand Partners"), a private investment firm. Two limited partnerships controlled by Wand Partners invested an aggregate of $28,000,000 in the common stock of ACO Brokerage Holdings Corporation as part of the Acordia transaction. Wand Partners received aggregate commitment and financial advisory fees of approximately $2,000,000 from ACO Brokerage Holdings Corporation in connection with that transaction. In addition, the Company is a limited partner in a partnership controlled by Wand Partners (the "Wand Fund"), and invested (through one of its subsidiaries) $2,000,000 in ACO Brokerage Holdings Corporation through the Wand Fund. The general partner of the Wand Fund is entitled to receive 20% of the profits earned by its limited partners, including the Company, on their investment in ACO Brokerage Holdings Corporation, after they have been repaid their capital contributions to the partnership, assuming a 9% preferred rate of return has been achieved on their capital. The Wand Fund has agreed to offer the Company's $2,000,000 limited partnership interest in ACO Brokerage Holdings Corporation to its other limited partners, so that the Company's common stock investment in ACO Brokerage Holdings Corporation will be limited to its $5,000,000 co-investment. In the event that the Company consummates the acquisition of The Fickes and Stone Knightsbridge Interests, the Company will assume a "promote" agreement between Messrs. Stone and Fickes and Wand Partners pursuant to which Wand Partners will be entitled to receive 20% of the profits earned with respect to $2,000,000 of the $5,000,000 co-investment. For further information regarding the Acordia Transaction, see "-- The PennCorp/Knightsbridge Relationship -- Transactions Involving the Knightsbridge Fund and PennCorp -- The Acordia Transaction."

     As of the date hereof, the Company has invested a total of $6,800,000 in transactions sponsored by Wand Partners (including the $2,000,000 investment in ACO Brokerage Holdings Corporation). The Company has committed to invest up to an additional $13,000,000 in future transactions sponsored by Wand Partners. In addition, the Company has purchased approximately $7,500,000 in limited partnership interests in other limited partnerships controlled by Wand Partners. The Company accrued fees of approximately $163,645 to Wand Partners for 1996 and $150,447 for the period from January 1, 1997 through August 28, 1997. As of August 29, 1997, the Company's annual commitment fee obligation to Wand Partners was approximately $396,000 per annum, subject to offset under certain circumstances.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     Except as otherwise noted below, the following table sets forth, as of November 1, 1997, the ownership of the outstanding shares of Common Stock held by persons known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, by all directors of the Company, by the Named Executive Officers, and by the executive officers and directors of the Company as a group, and the percentage of the Common Stock represented thereby. Except as otherwise noted below, the Company believes that each director, Named Executive Officer, executive officer and over 5% stockholder shown below has sole voting and sole investment power with respect to all shares beneficially owned by them.

                                          AMOUNT AND NATURE OF
  NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP    PERCENT OF CLASS
  ------------------------------------    --------------------    ----------------
The Mutuelles AXA(1)
  100-101 Terrasse Boieldieu............       3,873,149                13.8
  92042 Paris La Defense France
Merrill Lynch & Co., Inc.(2)
  World Financial Center, North Tower...       2,132,600                 7.6
  250 Vesey Street
  New York, New York 10281

                                          AMOUNT AND NATURE OF
        NAME OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP    PERCENT OF CLASS
        ------------------------          --------------------    ----------------
Steven W. Fickes(3).....................         564,444                 2.0
Allan D. Greenberg(4)...................         403,753                 1.4
William M. McCormick(5).................         858,129                 3.1
James P. McDermott(6)...................          41,666                   *
Thomas A. Player(7).....................           9,128                   *
Michael J. Prager(8)....................          47,559                   *
Kenneth Roman(9)........................          10,460                   *
Bruce W. Schnitzer(10)..................          45,203                   *
Scott D. Silverman(11)..................          42,551                   *
Maurice W. Slayton(12)..................           7,383                   *
David C. Smith(13)......................          10,460                   *
David J. Stone(14)......................       1,139,420                 4.1
All directors and executive officers as
  a group(15)...........................       3,225,280                11.5

------------------------

 *  Represents less than 1%.

 (1) The Mutuelles AXA (consisting of AXA Assurances I.A.R.D. Mutuelle; AXA Assurances Vie Mutuelle; Alpha Assurances Vie Mutuelle; and AXA Courtage Assurance Mutuelle (formerly known as Uni Europe Assurance Mutuelle), as a group) and AXA-UAP parent holding company for AXA Equity & Law PLC (U.K.). Each of the Mutuelles AXA and AXA-UAP, disclaim beneficial ownership of the shares shown above. The principal business office of (i) Alpha Assurances Vie Mutuelle is 100- 101 Terrasse Boieldieu 92042 Paris La Defense France;
     (ii) AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle is 21, rue de Chateaudun 75009 Paris France; (iii) AXA Courtage Assurance Mutuelle is 26, rue Louis le Grand 75002 Paris France; and (iv) AXA-UAP is 23, avenue Matignon 75008 Paris France. The Equitable Companies Incorporated is a parent holding company for The Equitable Life Assurance Society of the United States, an insurance company, a registered investment adviser and broker-dealer, Alliance Capital Management L.P., a registered investment adviser, Donaldson, Lufkin & Jenrette Securities Corporation, a registered investment adviser and broker-dealer and Wood, Struthers & Winthrop Management Corporation, a registered investment adviser. The principal business office of The Equitable Companies Incorporated is 787 Seventh Avenue, New York, New York 10019. Each of the foregoing subsidiaries of The Equitable Companies Incorporated operates under independent management and makes independent decisions. As of September 30, 1997, based on information supplied to the Company by the Mutuelles AXA, AXA-UAP and The Equitable Companies Incorporated, (i) AXA Equity and Law PLC had sole voting and dispositive power over 150,700 shares of Common Stock; (ii) The Equitable Life Assurance Society of the United States had sole voting power over 21,000 shares of Common Stock, sole dispositive power over 75,300 shares and shared power to vote 54,300 shares of Common Stock (iii) Alliance Capital Management, L.P. had sole voting power over 3,087,508 shares of Common Stock, shared power to vote and dispose of 2,207 shares and sole dispositive power over 3,486,080 shares of Common Stock including 114,471 shares of Common Stock issuable upon the conversion of the Company's $3.375 Convertible Preferred Stock; (iv) Donaldson, Lufkin & Jenrette Securities Corporation had sole voting and dispositive power over 22,120 shares of Common Stock and shared dispositive power over 62,442 shares, including 22,562 shares issuable upon the conversion of the Company's $3.375 Convertible Preferred Stock; and (v) Wood, Struthers & Winthrop Management Corporation had sole voting power over 37,000 shares of Common Stock and sole dispositive power over 71,000 shares of Common Stock. The shares held by Alliance Capital Management, L.P. and Wood, Struthers & Winthrop Management Corp. were acquired solely for investment purposes on behalf of client discretionary investment advisory accounts. The shares held by AXA Equity & Law PLC, The Equitable Life Assurance Society of the United States and Donaldson, Lufkin & Jenrette Securities Corporation were acquired solely for investment purposes.

 (2) The following information was provided by Merrill Lynch Asset Management L.P., d/b/a Merrill Lynch Asset Management ("MLAM"): MLAM is an investment advisor registered under the Investment Advisors Act of 1940. The position reported in the table above is aggregately held by certain investment companies and private accounts for which MLAM acts as an investment advisor. MLAM is a wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."). As a result of such affiliation, ML&Co. may be deemed to share with MLAM investment discretion and voting authority with respect to such holdings. As of September 30, 1997, based on information provided by ML&Co., (i) ML&Co. may be deemed to share voting and dispositive power over 2,132,600 shares of Common Stock and (ii) MLAM has sole voting power and shared dispositive power over 2,132,600 shares of Common Stock. The principal business office of ML&Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281, and the principal business office of MLAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

 (3) Consists of (i) 202,226 shares of Common Stock owned of record by Mr. Fickes, (ii) 178,634 shares of restricted Common Stock, which replaces presently exercisable Management Warrants to purchase 285,000 shares of Common Stock, (iii) 139,750 shares of Common Stock that may be purchased pursuant to presently exercisable stock options awarded to Mr. Fickes pursuant to his Employment Agreement effective April 15, 1996, (the continuation of the Employment Agreement is contingent upon the consummation of the acquisition of The Fickes and Stone Knightsbridge Interests), (iv) 43,106 shares of Common Stock held of record by Mr. Fickes' wife and (v) 728 shares of Common Stock held of record by Mr. Fickes' children. Mr. Fickes disclaims beneficial ownership of Common Stock not held of record by him.

 (4) Consists of (i) 168,753 shares of Common Stock owned of record by Mr. Greenberg, (ii) 225,000 shares of Common Stock that may be purchased pursuant to a presently exercisable Management Warrant and (iii) 10,000 shares of Common Stock owned of record by a trust for the benefit of Mr. Greenberg's minor children over which Mr. Greenberg's wife has sole voting power. Mr. Greenberg disclaims beneficial ownership of Common Stock not held of record by him.

 (5) Consists of (i) 570,760 shares of Common Stock subject to a presently exercisable warrant held by a living trust of which Mr. McCormick is the sole beneficiary and trustee (the "McCormick Living Trust"), (ii) 225,000 shares of Common Stock that may be purchased pursuant to a presently exercisable Management Warrant, (iii) 10,000 shares of Common Stock owned by Mr. McCormick, (iv) 31,967 shares of Common Stock held by the McCormick Living Trust, (v) 5,550 shares of Common Stock held of record by Mr. McCormick's minor children over which Mr. McCormick has voting power, (vi) 10,000 shares of Common Stock owned of record by an irrevocable trust for the benefit of Mr. McCormick's minor children and over which Mr. McCormick has no voting or investment control and (vii) 4,852 shares of Common Stock owned by Mr. McCormick's wife. Other than the shares of Common Stock held by Mr. McCormick's minor children over which Mr. McCormick has voting control and the warrants and shares of Common Stock owned by Mr. McCormick and by the McCormick Living Trust, Mr. McCormick disclaims beneficial ownership of Common Stock not held of record by him.

 (6) Consists of (i) 21,933 shares of Common Stock owned of record by Mr. McDermott, (ii) 7,233 shares of restricted Common Stock, which replaces exercisable employee stock options awarded to Mr. McDermott on November 17, 1992, and June 14, 1993 and (iii) 12,500 shares of Common Stock subject to a presently exercisable stock option.

 (7) Consists of (i) 6,128 shares of Common Stock owned of record by Mr. Player and (ii) 3,000 shares of Common Stock that may be purchased pursuant to a presently exercisable Management Warrant.

 (8) Consists of (i) 22,050 shares of Common Stock owned of record by Mr. Prager, (ii) 13,009 shares of restricted Common Stock, which replaces an exercisable employee stock option awarded to Mr. Prager on April 3, 1992 and (iii) 12,500 shares of Common Stock subject to a presently exercisable stock option.

 (9) Consists of (i) 7,460 shares of Common Stock owned of record by Mr. Roman and (ii) 3,000 shares of Common Stock that may be purchased pursuant to a presently exercisable Management Warrant.

(10) Consists of (i) 23,497 shares of Common Stock owned of record by Mr. Schnitzer, (ii) 18,706 shares owned of record by Magical Corporation, of which Mr. Schnitzer is the sole owner and (iii) 3,000 shares of Common Stock that may be purchased pursuant to a presently exercisable Management Warrant.

(11) Consists of (i) 23,500 shares of Common Stock owned of record by Mr. Silverman, (ii) 6,551 shares of restricted Common Stock, which replaces employee stock options awarded to Mr. Silverman in 1993 and 1994 and (iii) 12,500 shares of Common Stock subject to a presently exercisable stock option.

(12) Consists of (i) 4,383 shares of Common Stock owned of record by Mr. Slayton and (ii) 3,000 shares of Common Stock that may be purchased pursuant to a presently exercisable Management Warrant.

(13) Consists of 7,460 shares of Common Stock owned of record by Mr. Smith and
     (ii) 3,000 shares of Common Stock that may be purchased pursuant to a presently exercisable Management Warrant.

(14) Consists of (i) 520,647 shares of Common Stock held of record by Mr. Stone,
     (ii) 140,843 shares of restricted Common Stock, which replaces a presently exercisable Management Warrant for 225,000 shares of Common Stock, (iii) 139,750 shares of Common Stock that may be purchased pursuant to presently exercisable stock options awarded to Mr. Stone pursuant to his Employment Agreement effective April 15, 1996, (the continuation of the Employment Agreement is contingent upon the consummation of the acquisition of The Fickes and Stone Knightsbridge Interests), (iv) 320,805 shares of Common Stock held of record by Mr. Stone's wife and (v) 17,375 shares of Common Stock held of record by Mr. Stone's adult children. Mr. Stone disclaims beneficial ownership of Common Stock not held of record by him.

(15) Assumes the exercise of warrants or options to purchase 1,366,510 shares of Common Stock and includes 353,344 shares of restricted Common Stock which do not (absent certain contingencies) vest until March 31, 2001. See Notes 3 to 14.

                               PROPOSAL NUMBER 1
                         ELECTION OF CLASS II DIRECTORS

     Under the Company's Certificate of Incorporation, which provides for a "classified" board of directors, three directors will be elected at the meeting as Class II directors, each to hold office for a three-year term expiring at the 2000 annual meeting of stockholders and/or until such director's successor shall be elected and qualified. See "THE PENNCORP ANNUAL MEETING -- Voting at the Annual Meeting."

     Unless authority to vote for one or more of the nominees for Class II Director is withheld, shares represented by proxies will be voted FOR the election of the nominees named below. If at the time of the meeting any of the nominees should be unwilling or unable to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute or substitutes, as the Board of Directors recommends. The Board has no reason to believe that any of the nominees will be unwilling or unavailable to serve as a director.

     The persons named below have been nominated for election as Class II directors. Each nominee presently serves as a Class II director of the Company. Also listed below are each of the currently serving Class I and Class III directors of the Company.

CLASS II DIRECTORS NOMINEES

ALLAN D. GREENBERG, Age 52
  Director

     Mr. Greenberg has served as Vice Chairman of the Board and as a director of the Company since August 1990. Mr. Greenberg also serves as Chairman of the Board of ADG Insurance Advisors Inc. ("ADG"), a private consulting firm specializing in life insurance actuarial and acquisition services. From 1981 to 1988, Mr. Greenberg was Vice President, Chief Actuary and a director of Geneve Capital Group, Inc., and from 1984 to 1988 he also served as Executive Vice President of Standard Security Life Insurance Company of New York. Mr. Greenberg is a Fellow of the Society of Actuaries, a Fellow of the Canadian Institute of Actuaries and a Member of the American Academy of Actuaries. Mr. Greenberg has more than 28 years experience in the insurance industry. ADG provides consulting services to the Company. See "EXECUTIVE COMPENSATION -- Compensation Committee Interlocks and Insider Participation."

KENNETH ROMAN, Age 67
  Director

     Mr. Roman has been a director of the Company since April 1993. From 1988 to 1989, Mr. Roman served as Chairman and Chief Executive of The Ogilvy Group and, from 1985 to 1989, as Chairman of Ogilvy & Mather Worldwide. He was Executive Vice President of American Express from 1989 to 1991. He currently serves as a Director of Compaq Computer Corporation, IBJ Schroder Bank & Trust Company, Brunswick Corporation and Coty, Inc. In addition, Mr. Roman is a Vice Chairman of The New York Botanical Garden and an Overseer of Memorial Sloan-Kettering Cancer Center.

MAURICE W. SLAYTON, Age 59
  Director

     Mr. Slayton has been a director of the Company since August 1990. He is Chairman of the Board, President and Chief Executive Officer of Conning & Company ("Conning"). Mr. Slayton has over 20 years of experience at Conning. Since joining Conning, Mr. Slayton co-founded the asset management group and has worked in and actively developed all aspects of Conning's business, including industry research, securities research, management consulting, financial advisory services, and private equity funds. Mr. Slayton also serves on the Board of Directors for Arlberg Holding Company, Inc., GAN National Insurance Company, GAN North American Insurance Company, Cox Insurance Holdings, Ltd. and MedSpan, Inc. Conning provides investment management services to certain of the Company's insurance subsidiaries. See "CERTAIN
TRANSACTIONS -- Other Relationships."

CLASS III DIRECTORS (TERM EXPIRES IN 1998)

WILLIAM M. McCORMICK, Age 57
  Director

     Mr. McCormick has served as a director of the Company since August 1990 and served as President and Chief Executive Officer of the Company from August 1990 to June 30, 1995. Prior to August 1990, Mr. McCormick served as Chairman of the Board and Chief Executive Officer of Fireman's Fund Insurance Company from 1983 to 1990. From 1975 to 1983, Mr. McCormick held various management positions with American Express Travel Related Services, Inc., American Express Company and American Express International Banking Corporation, most recently serving as President of American Express Travel Related Services, Inc. Mr. McCormick has more than 20 years experience in the insurance and financial services industries. On April 10, 1997, Mr. McCormick announced to the Company's Board of Directors that he will tender his resignation as a director of the Company effective at the Company's 1997 Annual Meeting of Stockholders.

BRUCE W. SCHNITZER, Age 53
  Director

     Mr. Schnitzer has been a director of the Company since August 1990. Since 1985, Mr. Schnitzer has served as Chairman of the Board of Wand Partners Inc. (or predecessor investment activities), a private investment firm located in New York, New York. Mr. Schnitzer also serves as a director of the following U.S. companies with publicly quoted securities: AMRESCO Inc. (a manager of real estate assets) and Nestor, Inc. (a technology company). From 1983 to 1985, Mr. Schnitzer served as President and Chief Executive Officer of Marsh & McLennan, Incorporated, an insurance brokerage firm. See "CERTAIN TRANSACTIONS -- Other Relationships."

DAVID C. SMITH, Age 56
  Director

     Mr. Smith has been a director of the Company since September 1994. Since 1993 he has been a management consultant. Mr. Smith was with KPMG Peat Marwick LLP ("Peat Marwick") from 1964 until his retirement in 1993, having served as Vice Chairman-Tax from 1987 until 1993. He also served on the Board of Directors and the Management Committee of Peat Marwick. Mr. Smith is a member of the American Institute of Certified Public Accountants. He currently serves on the Board of Governors of Citizens' Scholarship Foundation of America.

CLASS I DIRECTORS (TERM EXPIRES IN 1999)

DAVID J. STONE, Age 55
  Chairman of the Board,
  Chief Executive Officer and Director

     Mr. Stone has served as Chairman of the Board and as a director of the Company since its formation in 1989, as Chief Executive Officer since July 1, 1995, as President from July 1, 1995 until March 21, 1996 and as Chief Marketing Officer from August 1990 until May 1993. Mr. Stone also serves as Chairman of the Board and President of David J. Stone & Company, a New York based merchant banking firm specializing in leveraged acquisitions organized in 1978. Mr. Stone has more than 22 years experience in finance related business. During 1995 and 1996, Mr. Stone served, and currently serves, as a manager of Knightsbridge Capital, which is the General Partner of the Knightsbridge Fund. The Company is a 16.3% limited partner in the Knightsbridge Fund. The Company and the Knightsbridge Fund are restructuring their business relationship. See "CERTAIN TRANSACTIONS -- The Knightsbridge Restructuring Plan and Related Litigation Settlement."

STEVEN W. FICKES, Age 43
  President, Chief Financial Officer and Director

     Mr. Fickes has served as Chief Financial Officer and as a director of the Company since August 1990, as President since March 21, 1996, and as Vice Chairman of the Board from August 1990 until March 21, 1996. From 1982 to July 1988, Mr. Fickes held various positions with Tillinghast, an international actuarial consulting firm, most recently serving as the principal in charge of its Washington, D.C. office, and from July 1988 to August 1990 was President of a private consulting firm. Mr. Fickes is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries. Mr. Fickes has more than 20 years experience in the insurance industry. During 1995 and 1996, Mr. Fickes served, and currently serves, as a manager of Knightsbridge Capital. The Company and the Knightsbridge Fund are restructuring their business relationship. See "CERTAIN TRANSACTIONS -- The Knightsbridge Restructuring Plan and Related Litigation Settlement."

THOMAS A. PLAYER, Age 57
  Director

     Mr. Player has been a director of the Company since August 1990. From June 1974 to June 1995, Mr. Player served as a founding partner of Neely & Player, P.C., a law firm located in Atlanta, Georgia. In June 1995, Mr. Player became a senior partner in the law firm of Morris, Manning & Martin, an Atlanta based commercial law firm having offices in Washington, D.C. Mr. Player is the author of a paper for the Organization of Economic Cooperation and Development concerning insurer reorganization. Mr. Player has over 30 years experience in the insurance industry.

COMMITTEES OF THE BOARD

     The Board of Directors has established an Executive Committee composed of Messrs. Stone (Chairman) and Fickes; a Compensation Committee composed of Messrs. Roman (Chairman), Greenberg, Schnitzer, and Smith; an Audit Committee composed of Messrs. Smith (Chairman), Player, Schnitzer, Slayton and McCormick; a Finance Committee composed of Messrs. Fickes (Chairman), Stone and Schnitzer; a Nominating Committee composed of Messrs. Stone (Chairman), Roman, Schnitzer and Fickes; a Knightsbridge Committee composed of Messrs. Player (Chairman), Schnitzer, Slayton, Smith and Roman; and a Compliance Committee consisting of Messrs. Player (Chairman), Greenberg and Roman.

     a. The Executive Committee.

          The Executive Committee, between meetings of the PennCorp Board has all the powers and can exercise all the duties of the Board of Directors in the management of the business of the Company which may lawfully be delegated to it by the Board of Directors and that are not in conflict with specific powers conferred by the Board of Directors upon any other committees of the Board of Directors.

     b. Compensation Committee.

          The Compensation Committee is responsible for reviewing all compensation related matters requiring approval of the PennCorp Board and recommending action to be taken by the Board of Directors on such matters, including compensation (base salary, bonuses and long-term compensation) of senior management of the Company and its subsidiaries. Members of the Committee administer the Company's current stock option and warrant plans, which includes making recommendations to the Board of Directors concerning the timing of awards of options, the number of shares subject to options, the identity of recipients of options, the price at which such options are exercisable and the vesting provisions of such options. The Company has established a Stock Award and Stock Option Committee consisting of Messrs. Roman, Schnitzer and Smith to administer the Stock Plan and the Incentive Plan.

     c. Audit Committee.

          The principal functions and duties of the Audit Committee are to determine that appropriate procedures exist and are observed relating to financial reporting and disclosure to shareholders and regulatory bodies, and that required accounting practices, policies and procedures and internal control systems are in place and can be relied upon to assure the quality and accuracy of all such reports. In addition, the Audit Committee's responsibilities include the following: selecting and recommending to the Board of Directors the appointment of independent public accountants; reviewing and approving the proposed scope of and fees relating to the independent accountants' annual audit; and reviewing internal audit activity, including scope, quality of staff and interaction with independent accountants.

     d. Nominating Committee.

          The Nominating Committee is responsible for (i) reviewing the performance of all directors; (ii) nominating persons to serve as directors of the Company; and (iii) periodically reviewing the needs of the Company and seeking additional directors as may be required and justified. The Nominating Committee does not presently intend to consider nominees proposed by stockholders. Stockholders who desire to nominate directors at the 1998 annual meeting or at any special meeting called for such purpose must follow the procedures described under "CERTAIN BYLAW PROVISIONS".

     e. Finance Committee.

          The principal functions and duties of the Finance Committee are to monitor the financial affairs of the Company, including reviewing the Company's investments, evaluating current financial decisions facing management, including the adequacy of or need for capital, and assisting management in the preparation of specific recommendations on financial matters.

     f. Compliance Committee.

          The principal functions and duties of the Compliance Committee are to monitor the corporate, regulatory and field compliance affairs of the Company. This includes: (i) reviewing the adequacy of compliance staff, including quality and promptness of response to compliance issues; (ii) reviewing the adequacy and effectiveness of compliance programs and policies, and proposing changes as appropriate; (iii) analyzing and reviewing potential material compliance exposures to the corporation, and management's plans for preventative measures; (iv) reviewing existing material compliance matters, i.e., consumer complaints, litigation, etc. and analyzing actions taken by management; and (v) reviewing the Company's relationships with regulators.

     g. Knightsbridge Committee.

          In 1995, the Board of Directors created the Knightsbridge Committee to evaluate all transactions submitted to the Company by Knightsbridge. The Knightsbridge Committee's role is to determine whether a given transaction
     (i) would be accepted by, and pursued for the account of, the Company without any participation by Knightsbridge, (ii) would be accepted and pursued jointly by the Company and Knightsbridge in such proportions as the Company's Board of Directors and Knightsbridge agree or (iii) would be rejected by the Company, in which case it may be pursued by Knightsbridge for its own account. If the proposed restructuring of the Knightsbridge relationship is consummated, the Knightsbridge Committee is not expected to conduct any further business. See "PROPOSAL NUMBERS 5 AND 6 -- The PennCorp/Knightsbridge Relationship" and "CERTAIN TRANSACTIONS -- The PennCorp/Knightsbridge Relationship."

BOARD AND COMMITTEE ATTENDANCE

     The PennCorp Board met eight times during 1996. In addition, the Compensation Committee met ten times; the Audit Committee met four times; the Nominating Committee met once; the Finance Committee met three times; the Compliance Committee met three times; and the Knightsbridge Committee met eleven times. Each of the Company's directors attended at least 75% of the aggregate number of regular and special meetings of the PennCorp Board and of the committees on which they served, except for Messrs. Greenberg and McCormick, who attended 62% and 67%, respectively, of the aggregate number of regular and special meetings of the PennCorp Board and the committees on which they served.

DIRECTORS' FEES

     Directors of the Company are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board of Directors or committees thereof. In addition, each director of the Company who is not also an officer or salaried employee of the Company (a "Non-Employee Director") receives an annual fee of $25,000 and a fee of $2,000 for each meeting of the Board of Directors at which such director is present. Each Non-Employee Director who is a member of a committee of the Board of Directors also receives a fee of $1,000 for each meeting of such committee at which such director is present. Committee chairmen receive an additional annual fee of $5,000. In addition, in 1997 Mr. Player received a one-time fee of $50,000 for his work as Chairman of the Knightsbridge Committee. The annual retainer for Non-Employee Directors has been increased to $30,000 for 1997.

     In addition to the foregoing, the 1992 Senior Management Warrant Program (the "Warrant Plan") grants each Non-Employee Director (other than Messrs. Greenberg and McCormick) a ten-year warrant to purchase up to 3,000 shares of Common Stock upon his election to the Board of Directors. The exercise price of such warrants with respect to each share of underlying Common Stock will be equal to the fair market value of the Common Stock on the date of grant. Each warrant vests and becomes exercisable in three equal annual installments commencing on the first anniversary date after the date of the grant provided that the Non-Employee Director is serving as a director of the Company on such anniversary date. On November 5, 1992, each of Messrs. Schnitzer, Slayton and Player were granted warrants to purchase up to 3,000 shares of Common Stock at an exercise price of $14.19 per share. On April 1, 1993, Mr. Roman received a warrant to purchase up to 3,000 shares of Common Stock at an exercise price of $19.06 per share. On September 1, 1994, Mr. Smith received a warrant to purchase up to 3,000 shares of Common Stock at an exercise price of $15.63 per share. No further awards will be made under the Warrant Plan.

     On November 5, 1992, Mr. Greenberg received a warrant to purchase up to 225,000 shares of Common Stock under the Warrant Plan. Each of Messrs. Stone, Fickes and McCormick received identical warrants. These warrants vest in four equal annual installments commencing November 5, 1993, provided the directors continue to be officers or directors of the Company at each anniversary date. All 225,000 of the warrants granted to each of Messrs. Fickes, Stone, Greenberg and McCormick are vested. The initial exercise price for the warrants was $16.10 per share of Common Stock (representing 110% of the initial public offering price per share of Common Stock). The 225,000 warrants of Messrs. Stone and Fickes have been cancelled and replaced with 140,843 shares of restricted Common Stock and a grant of options to acquire 225,000 shares of Common Stock under the Stock Plan.

     In 1996, each of Messrs. Player, Roman, Schnitzer, Slayton and Smith were awarded 1,000 shares of Common Stock under the Stock Plan (plus cash to cover tax liabilities). The Stock Plan provides for the grant of 1,000 shares of stock to all future Non-Employee Directors elected to the Board of Directors and, in addition, provides for an annual grant of 1,000 shares of Common Stock to each then serving Non-Employee Director. If Proposal Number 2 if approved by the stockholders, however, each then serving Non-Employee Director will receive an annual option grant to purchase 7,500 shares of Common Stock in lieu of the annual stock grant. Additionally, the Stock Plan generally enables Non-Employee Directors to receive a portion of their annual fees in Common Stock. Certain directors elected to receive Common Stock in lieu of a portion of their annual fee for 1997. Certain other amendments to the Stock Plan affecting the Company's Non-Employee Directors, as described in Proposal Number 2, will be made upon approval by the Company's shareholders at the Annual Meeting.

                               PROPOSAL NUMBER 2
                APPROVAL OF CERTAIN AMENDMENTS TO THE COMPANY'S
                     1996 STOCK AWARD AND STOCK OPTION PLAN

BACKGROUND AND PURPOSE

     The PennCorp Board adopted the Stock Plan on May 23, 1996, and PennCorp's stockholders approved the adoption of the Stock Plan at the 1996 Annual Meeting of Stockholders. The purpose of the Stock Plan is to (i) provide incentives which will attract, retain and motivate key officers, employees and Non-Employee Directors whose present and potential contributions are important to the success of the Company, (ii) align the interests of key officers, employees and Non-Employee Directors with those of stockholders by providing incentives to key officers, employees and Non-Employee Directors through the ownership and performance of the Common Stock, and (iii) ensure that compensation paid under the Stock Plan (other than compensation attributable to incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended ("Code")) will be fully deductible for federal income tax purposes.

NON-EMPLOYEE DIRECTORS

     On the date the amendments to the Stock Plan set forth below are approved by stockholders, each Non-Employee Director (as defined in the Stock Plan) who does not, on the date of the Annual Meeting and of each annual meeting of the Company's stockholders that occurs thereafter, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, have or share a direct or indirect Pecuniary Interest in more than 100,000 shares of the Company's Common Stock, will automatically be granted on the date of each such annual meeting of stockholders a stock option to purchase 7,500 shares of Common Stock (the "Annual Option"). Each Annual Option shall not be exercisable for a period of 18 months after the date of the grant (which shall be deemed to be March 31, 1997 for the first such Annual Option), and the exercise price shall be the Fair Market Value or "FMV" (as defined in the Stock Plan) of the Company's Common Stock on the grant date. When each Annual Option becomes exercisable, the Non-Employee Director may either exercise the option at the exercise price (the "Exercise Election") or receive the appreciated value of the option in a restricted Stock Award for the number of shares of Common Stock determined by (a) multiplying the number of shares subject to the Annual Option by the difference between the FMV on the exercise date and the exercise price, and (b) dividing the result by 85% of FMV on the exercise date.

     In addition, each Non-Employee Director (other than Messrs. Greenberg and McCormick) who holds exercisable warrants under the Company's Warrant Plan shall have the option, in lieu of exercising the warrants, to receive the appreciated value of such warrants in a restricted Stock Award, which election must be made within 10 days after stockholder approval of the proposed amendments to the Stock Plan. The number of shares of restricted Stock to be issued shall be determined by (a) multiplying the number of exercisable warrants held by the Non-Employee Director by the difference between $32.25 (the FMV on March 31, 1997, the date the Board approved this grant) and the exercise price applicable to each such warrants, and (b) dividing the product resulting pursuant to clause
(a) by 85% of FMV on March 31, 1997. In addition each such Non-Employee Director who elects to receive the appreciated value of such warrants in a restricted Stock Award will receive an option to purchase 3,000 shares of Common Stock at the exercise price of $32.25 (the "Replacement Option"). The option shall be fully exercisable on December 31, 1998, at which time the Non-Employee Director may purchase the 3,000 shares or receive the appreciated value in a restricted Stock Award calculated in the same manner as described above with respect to the Annual Option. Restricted Stock Awards issued to Non-Employee Directors upon the exercise of an Annual Option or in exchange for an outstanding warrant or option will not vest for a period of three years from the date of the Stock Award and will be forfeited if the Non-Employee Director ceases to be a director of the Company for any reason other than as a result of a change of control or ownership of the Company, the failure to receive the required votes of the Company's stockholders approving the election of the Non-Employee Director, or the Non-Employee Director's death or Disability (as defined in the Stock Plan). Any right to receive shares of restricted Common Stock pursuant to a formula in lieu of the exercise of an option or warrant is referred to as a "Restricted Stock Election."

     Also, a Non-Employee Director who does not, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, have or share a direct or indirect Pecuniary Interest in more than 100,000 shares of the Company's Common Stock, may reduce, by up to 100 percent, the annual retainer payable for services to be rendered by him or her as a member of the Board of Directors and to receive in lieu thereof a Stock Award. Any such election must be made in writing at least six months before the services are rendered giving rise to such compensation. Such election may not be revoked or changed thereafter except as to compensation for services rendered at least six months after any such election to revoke or change is made in writing. If a Non-Employee Director so elects to receive a Stock Award by reducing his or her cash compensation as described above, the number of shares of Common Stock underlying the Stock Award will be determined by dividing (x) the amount of the cash compensation so reduced by (y) the product of (A) the fair market value of the Common Stock (determined in accordance with the Stock Plan) on the last business day of the month in which the cash compensation would have been paid in the absence of such reduction, multiplied by (B) 90 percent, and disregarding fractional shares.

OTHER CHANGES

     In addition to the foregoing changes, the Company also proposes to amend the Stock Plan to provide that the Option Committee may award recipients of restricted Stock Awards the right to receive dividends in respect of such Stock Awards, provided that any such dividends shall be paid in additional shares of restricted Common Stock and subject to the same restrictions as the restricted Stock Award.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards of options and stock to Non-Employee Directors pursuant to the amendments to the Stock Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

     Option Grants. The grant of the Annual Option, any right to make a Restricted Stock Election, or of the Replacement Option will not be a taxable event for a Non-Employee Director who receives such award.

     The Exercise Election included in the Annual Option and the Replacement Option will qualify as nonqualified stock options. In general, upon exercise of a nonqualified stock option a Non-Employee Director will be treated as having received ordinary income in an amount equal to the excess of (i) the fair market value of the shares of Common Stock received upon exercise of such option at the time of exercise over (ii) the exercise price, except with respect to shares subject to restrictions that constitute a substantial risk of forfeiture for federal income tax purposes (if any).

     When any such restrictions on shares lapse, the Non-Employee Director will recognize ordinary income in an amount equal to the excess of the fair market value of the shares as of the date the restrictions lapse over the exercise price. In the case of any shares subject to a substantial risk of forfeiture, pursuant to Section 83(b) of the Code, a Non-Employee Director may, within 30 days after the date of exercise of the option, file a written election with the Internal Revenue Service to have the excess of the fair market value of the shares on the date of exercise of the option over the exercise price included in his or her gross income at the time of such exercise (a "Section 83(b) Election").

     Stock Awards. A Non-Employee Director who receives a Stock Award pursuant to a Restricted Stock Election or who receives a Stock Award in lieu of an annual retainer (or in lieu of a dividend) will realize ordinary income at the time of such receipt equal to the excess of the fair market value of the shares subject to such Stock Award at such time over the amount, if any, paid for such shares, unless such Stock Award is subject to restrictions that constitute a substantial risk of forfeiture for federal income tax purposes. When any such restrictions lapse, the Non-Employee Director will recognize ordinary income in an amount equal to the excess of the fair market value of the shares as of the date the restrictions lapse over the amount, if any, paid for such shares. A Non-Employee Director may, within thirty days after the date of receipt of a beneficial interest in stock pursuant to a Stock Award which is subject to a substantial risk of forfeiture for federal income tax purposes, file a Section 83(b) Election with the Internal Revenue Service to have the fair market value of the shares on the date of grant over the amount, if any, paid for such shares included in his or her gross income at the time of receipt of the shares rather than on the date the substantial risk of forfeiture lapses.

     Certain Securities Laws Considerations. A Non-Employee Director should consult with his or her tax advisor as to whether the timing of income recognition is deferred for any period following the exercise of an option or the receipt of a Stock Award (i.e., the "Deferral Period") due to the operation of Section 16(b) of the Exchange Act and the rules and regulations thereunder that are related thereto. If there is a Deferral Period, absent a timely Section 83(b) Election, income recognition will be deferred until the expiration of the Deferral Period.

     The Company. In general, a deduction for federal income tax purposes will be allowed to the Company in an amount equal to the ordinary income included by the Non-Employee Director with respect to an option or a Stock Award, subject to the limitations of Sections 162 of the Code.

     The Board of Directors recommends that you vote FOR the approval of Proposal Number 2.

                               PROPOSAL NUMBER 3
                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                    TO INCREASE THE AUTHORIZED COMMON STOCK

     The PennCorp Board is submitting to its stockholders a proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000.

     As of November 24, 1997, there were 7,700,941 shares of Common Stock authorized that are treasury shares or that have not been issued or reserved for issuance upon the exercise or conversion of outstanding options, warrants and convertible securities. Except for the shares of Common Stock to be reserved for issuance to Messrs. Stone and Fickes as part of the consideration for the purchase of The Fickes and Stone Knightsbridge Interests, as of the date of this Proxy Statement, the PennCorp Board has no current plans to authorize the issuance of any newly authorized shares of Common Stock, although the PennCorp Board continually evaluates acquisition and financing opportunities as part of which the Company might authorize the issuance of additional shares of Common Stock.

     Stockholders should note that certain disadvantages may result from the authorization of additional shares of Common Stock. For example, the issuance of a significant amount of Common Stock could result in a significant dilution of the beneficial ownership and/or voting power of the holders of Common Stock. Moreover, once authorized in the Certificate of Incorporation by the vote of the holders of two-thirds of PennCorp's issued and outstanding shares of Common Stock, such shares generally may be issued by the PennCorp Board without further authorization from PennCorp's stockholders (although Delaware law would require the holders of a majority of the shares of Common Stock present in person or by proxy at a meeting called for that purpose to approve certain stock issuances and PennCorp's listing agreement with the NYSE would require approval of certain stock issuances by a majority of the votes cast on a proposal in person or by proxy, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal). Shares of Common Stock may be issued for cash, property, services rendered or cancellation of indebtedness, or any combination thereof, and at such price or prices and on such terms as the PennCorp Board determines to be reasonable under the circumstances and consistent with Delaware law. Moreover, holders of shares of Common Stock have no preemptive rights and, therefore, will not be entitled to preferential rights to purchase any additional shares of Common Stock that might be issued in the future. In addition, the proposed amendment to the Certificate of Incorporation could have an anti-takeover effect because the PennCorp Board would have the ability to issue a significant number of shares of Common Stock as a defense to an attempted takeover that the PennCorp Board considered not to be in the best interests of PennCorp and its stockholders. While the approval of the proposed amendment to the Certificate of Incorporation may have such an effect, it is not currently the intention of the PennCorp Board to issue additional shares of Common Stock for that purpose.

     The PennCorp Board has concluded that the amendment to the Certificate of Incorporation to increase the authorized Common Stock is in the best interests of stockholders and unanimously recommends that you vote FOR the approval of Proposal Number 3.

                               PROPOSAL NUMBER 4
                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
               TO REDUCE THE MINIMUM REQUIRED NUMBER OF DIRECTORS

     The PennCorp Board is submitting to its stockholders a proposal to amend the Certificate of Incorporation to reduce the minimum required number of members constituting the PennCorp Board from nine to seven.

     Section 8.1(b) of the Certificate of Incorporation currently provides that the number of directors constituting the entire PennCorp Board shall be no less than nine and no more than eleven (plus such number of directors as may be elected from time to time pursuant to the terms of any preferred stock that may be issued and outstanding from time to time). The PennCorp Board proposes to reduce the minimum required number of directors from nine to seven to provide the Company with greater flexibility in structuring its board, particularly in light of the trend toward somewhat smaller boards of directors. The PennCorp Board believes that such flexibility is important at this time because it believes that there is a limited number of qualified persons who are willing to serve as directors of public companies, and because outside directors are increasingly limiting the number of boards on which they are willing to serve. In addition, the PennCorp Board believes the Company could be managed more decisively and effectively with a smaller number of directors. Mr. McCormick, a director of the Company, has announced that he will be resigning from the PennCorp Board effective at the Annual Meeting.

     The PennCorp Board has concluded that the amendment to the Certificate of Incorporation to reduce the minimum required number of directors is in the best interests of stockholders and unanimously recommends that you vote FOR the approval of Proposal Number 4.

                            PROPOSAL NUMBERS 5 AND 6
                    THE PENNCORP/KNIGHTSBRIDGE RELATIONSHIP

     As described under "CERTAIN TRANSACTIONS -- The Knightsbridge Restructuring Plan and Proposed Litigation Settlement," the Board of Directors is submitting to stockholders a proposal for the acquisition of The Fickes and Stone Knightsbridge Interests (Proposal No. 5) and a proposal for the acquisition of the SW Financial Controlling Interest (Proposal No. 6).

     Holders of PennCorp Common Stock should note that there are certain risks associated with the decision to approve or disapprove the acquisitions of The Fickes and Stone Knightsbridge Interests and the SW Financial Controlling Interests.

     Risks Associated with Approval of the Acquisition of The Fickes and Stone Knightsbridge Interests. If PennCorp stockholders approve the acquisition of The Fickes and Stone Knightsbridge Interests, each of Messrs. Stone and Fickes will receive, on April 15, 2001, 173,160 shares of Common Stock. The Company cannot predict what the value of those shares of PennCorp Common Stock will be when issued. Based on the closing price of the Common Stock on the NYSE on November 24, 1997, the latest practicable date prior to the date of this Proxy Statement, those shares had an aggregate value of approximately $11,623,538. However, stock prices are likely to fluctuate substantially between the date hereof and April 15, 2001. In addition, upon the consummation of the acquisition of The Fickes and Stone Knightsbridge Interests, and on each April 15 thereafter continuing through April 15, 2001, each of Messrs Stone and Fickes will receive a cash payment currently estimated to be $330,000. Moreover, there can be no assurance that the Company will realize all the benefits it believes will result from the acquisition by PennCorp of The Fickes and Stone Knightsbridge Interests.

     Risks Associated with Failure to Approve the Acquisition of The Fickes and Stone Knightsbridge Interests. If PennCorp stockholders do not approve the acquisition of The Fickes and Stone Knightsbridge

Interests, the 1996 employment agreements between PennCorp and Messrs. Stone and Fickes will terminate and the PennCorp Board and Messrs. Stone and Fickes will reconvene their negotiations on the definitive terms of the PennCorp/Knightsbridge relationship and the terms of the employment of Messrs. Stone and Fickes. Possible consequences of the failure to approve the acquisition of The Fickes and Stone Knightsbridge Interests include (i) the continuation of pending shareholder derivative lawsuits against the members of the PennCorp Board (the settlement of which is contingent on stockholder approval of this transaction), which could result in significant legal expenditures and the need to expend considerable management and director time to litigate the actions, and (ii) the inability of the PennCorp Board and Messrs. Stone and Fickes to negotiate mutually satisfactory terms for the continuation of the PennCorp/Knightsbridge relationship and of the terms of employment of Messrs. Stone and Fickes.

     Risks Associated with Approval of the Purchase of the SW Financial Controlling Interest. If PennCorp stockholders approve the acquisition of the SW Financial Controlling Interest, Messrs. Stone and Fickes will share $20,369,000 (or approximately 27.6%) of the Base Purchase Price, and will receive their proportionate share of any interest paid on the Base Purchase Price plus any payment made in respect of the purchase price protection right to the extent it relates to their personal investment in SW Financial. Of their $20,369,000 portion of the Base Purchase Price, approximately $12,880,000 will be paid to them by the Company in respect of their $7,000,000 personal investment in SW Financial (representing the same amount they would have received under the Original Agreement, had the Original Proposed Settlement been approved) and approximately $7,489,000 will be paid to them by the Knightsbridge Fund in accordance with its agreement of limited partnership. If the Amended Proposed Settlement is not approved, Messrs. Stone and Fickes will share $24,775,000 (or approximately 32.0%) of the Revised Base Purchase Price, and will receive their proportionate share of any interest paid on the Revised Base Purchase Price and of any payment made in respect of the purchase price protection right. Of their $24,775,000 portion of the Revised Base Purchase Price, approximately $17,471,000 will be paid to them by the Company in respect of their $7,000,000 personal investment in SW Financial (including their SW Financial warrants) and approximately $7,305,000 will be paid to them by the Knightsbridge Fund in accordance with its agreement of limited partnership. Moreover, there can be no assurance that the Company will realize all the benefits it believes will result from the ownership by PennCorp of the controlling equity interest in SW Financial. PennCorp stockholders should also note that if they approve the purchase of the SW Financial Controlling Interest, there can be no assurance that the Amended Proposed Settlement will be approved by the Delaware Chancery Court. In that event, the purchase price paid for the SW Financial Controlling Interest will increase by $3,667,000, and Messrs. Stone and Fickes will receive a cash payment totaling $24,775,000.

     Risks Associated with Failure to Approve the Purchase of the SW Financial Controlling Interest. Possible consequences of the failure to approve the acquisition of the SW Financial Controlling Interest include (i) the continuation of pending shareholder derivative lawsuits against the members of the PennCorp Board (the settlement of which is contingent on stockholder approval of this transaction), which could result in significant legal expenditures and the need to expend considerable management and director time to litigate the actions, and (ii) the inability of the Company to implement its consolidation plans for its divisions, which depend in large part on the ability to integrate certain PennCorp operations with SW Financial's operations.

     IF PENNCORP STOCKHOLDERS APPROVE THE PURCHASE OF THE FICKES AND STONE KNIGHTSBRIDGE INTERESTS AND THE SW FINANCIAL CONTROLLING INTEREST ON THE TERMS CONTAINED HEREIN, PENNCORP INTENDS TO CONSUMMATE THOSE TRANSACTIONS, WHETHER OR NOT THE AMENDED PROPOSED SETTLEMENT IS APPROVED. HOWEVER, IF PENNCORP STOCKHOLDERS DO NOT APPROVE BOTH THOSE TRANSACTIONS, THERE WILL NOT BE A SETTLEMENT OF THE SHAREHOLDER DERIVATIVE LITIGATION ON THE TERMS DISCUSSED HEREIN, THE EMPLOYMENT AGREEMENTS OF MESSRS. STONE AND FICKES WILL EXPIRE, AND MESSRS. STONE AND FICKES AND THE KNIGHTSBRIDGE COMMITTEE WILL RECONVENE THEIR NEGOTIATIONS ON THE DEFINITIVE TERMS OF THE KNIGHTSBRIDGE RELATIONSHIP.

     The PennCorp Board (Messrs. Stone, Fickes and Greenberg abstaining) unanimously recommends that stockholders vote FOR the acquisition of The Fickes and Stone Knightsbridge Interests (Proposal No. 5).

     The PennCorp Board (Messrs. Stone, Fickes and Greenberg abstaining) unanimously recommends that stockholders vote FOR the acquisition of the SW Financial Controlling Interest (Proposal No. 6).

                               PROPOSAL NUMBER 7
                            THE ADJOURNMENT PROPOSAL

     PennCorp is submitting to its stockholders a proposal to authorize the named attorneys-in-fact to vote in favor of the adjournment of the Annual Meeting in the event that there are not sufficient votes to approve the other proposals set forth in this Proxy Statement at the time of the Annual Meeting.

     Even though a quorum is present at the Annual Meeting, it is possible that PennCorp would not have received sufficient votes to approve one or more of the election of Class II Directors, the amendments to the Stock Plan, the amendments to the Certificate of Incorporation, the purchase of The Fickes and Stone Knightsbridge Interests and/or the purchase of the SW Financial Controlling Interest. In any of those events, the relevant proposals being submitted by PennCorp could not be approved at the Annual Meeting unless it were adjourned in order to permit further solicitation of proxies.

     In order to allow the proxies that have been received by PennCorp, at the time of the Annual Meeting, to be voted for such adjournment, if necessary, PennCorp has submitted the question of adjournment under such circumstances, and only under such circumstances, to its stockholders for their consideration. A majority of the shares of Common Stock represented and voting at the Annual Meeting is required in order to approve any such adjournment. In addition, the authority to adjourn the meeting may be exercised with respect to one or more of the proposals, with the effect that certain matters may be approved at the Annual Meeting and the vote on remaining matters may be adjourned to a subsequent date to permit the solicitation of additional proxies.

     The PennCorp Board unanimously recommends that its stockholders vote their proxies in favor of the adjournment proposal so that their proxies may be used for such purpose, should it become necessary. Properly executed proxies will be voted in favor of such adjournment unless otherwise noted thereon. If it is necessary to adjourn the Annual Meeting, no notice of the time and place of the adjourned meeting is required to be given to stockholders other than an announcement of such time and place at the Annual Meeting. This adjournment proposal relates only to an adjournment occurring for purposes of soliciting additional proxies for any or all of the submitted proposals in the event that there are insufficient votes to approve such proposals at the Annual Meeting. Any other adjournment (e.g., an adjournment required because of the absence of a quorum) would be voted upon pursuant to the discretionary authority granted by the proxy.

     The PennCorp Board retains full authority to postpone the Annual Meeting prior to such meeting being convened, without the consent of any stockholder.

                                 OTHER MATTERS

     As of the date of the Proxy Statement, the PennCorp Board knows of no other business to be presented for action at the meeting or any adjournment thereof. However, if any other business is properly brought before the meeting or any adjournment thereof, the proxies solicited hereby confer discretionary authority in the persons named therein and those persons will vote or act in accordance with their best judgment with respect to such matter.

                              INDEPENDENT AUDITORS

     The PennCorp Board has selected KPMG Peat Marwick LLP ("KPMG") as the Company's auditors for the 1997 fiscal year. KPMG also served as the Company's auditors for fiscal year 1996. It is anticipated that representatives of KPMG will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to answer any appropriate questions. Although in past years the PennCorp Board has submitted the appointment of the Company's auditors to the Company's stockholders for ratification, the PennCorp Board has chosen not to do so at the Annual Meeting because of the fact that the meeting will not be held until December 31, 1997. The PennCorp Board intends to submit to stockholders at the 1998 annual meeting of stockholders the ratification of the firm of accountants chosen as the Company's auditors for the fiscal year 1998.

                            SECTION 16(a) REPORTING

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Common Stock or other equity securities of the Company, to file with the Securities and Exchange Commission initial reports of beneficial ownership (Form 3), reports of changes in beneficial ownership (Form 4) and annual statements of beneficial ownership (Form 5). Executive officers, directors and more than 10% beneficial owners are required to provide the Company with copies of all Section 16(a) reports they file. Each of the following officers failed to file a Form 5 on a timely basis to report a stock option grant in 1996:

      Charles H. Lubochinski
      Elizabeth C. Malone
      James P. McDermott
      Michael J. Prager
      Scott D. Silverman

                            CERTAIN BYLAW PROVISIONS

     The PennCorp Board has established May 21, 1998 as the date for the 1998 annual meeting of stockholders.

     The Bylaws establish an advance notice procedure with regard to business proposed to be submitted by a stockholder at any annual or special meeting of stockholders of the Company, including the nomination of candidates for election as directors. The procedure provides that a notice of proposed stockholder business must be timely given in writing to the Secretary of the Company prior to the meeting. In all cases, to be timely, notice relating to the 1998 annual meeting must be received at the principal executive office of the Company not less than 60 days nor more than 90 days before May 21, 1998.

     Notice to the Company from a stockholder who proposes to nominate a person at a meeting for election as a director must contain all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person's written consent to be named in the proxy statement as a nominee and to serve as a director if elected.

     The chairman of a meeting of stockholders may determine that a person is not nominated in accordance with the nomination procedure, in which case such person's nomination will be disregarded. If the chairman of a meeting of stockholders determines that other business was not properly brought before such meeting in accordance with the Bylaw procedures, such business will not be conducted at the meeting. Nothing in the nomination procedure or the business procedure will preclude discussion by any stockholder of any nomination or business properly made or brought before the annual or any other meeting in accordance with the above mentioned procedures.

                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder intends to have included in the Company's proxy statement relating to the 1998 annual meeting of Stockholders must be received at the Company's executive office not later than March 21, 1998. Stockholders who intend to nominate directors or to bring other business before the meeting must also comply with the procedures set forth in the Company's Bylaws, as described under "Certain Bylaw Provisions." The Company will furnish copies of the appropriate Bylaw provision upon written request to the Secretary of the Company at its principal executive office.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference into this Proxy Statement: (i) PennCorp's Annual Report on Form 10-K for the year ended December 31, 1996, as amended by Form 10-K/A (Amendments Nos. 1, 2 and 3);
(ii) PennCorp's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, as amended by a Form 10-Q/A; (iii) PennCorp's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1997, as amended by a Form 10-Q/A;
(iv) PennCorp's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997; (v) PennCorp's Current Report on Form 8-K dated November 14, 1997; and
(vi) the audited financial statements of UC Life for the years ended December 31, 1995 and 1996 included in the Annual Report on Form 10-K for the year ended December 31, 1996 of United Companies Life Insurance Company (subsequently renamed United Life & Annuity Insurance Company).

     All documents and reports filed by PennCorp with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents and reports. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document or report which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     The Company hereby undertakes to provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference in this Proxy Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Proxy Statement incorporates). The foregoing undertaking applies to all information contained in documents filed subsequent to the date on which definitive copies of this Proxy Statement are sent or given to securityholders, up to the date of responding to any such request. Requests for copies of the information incorporated by reference in this Proxy Statement should be directed to the Corporate Secretary of the Company, c/o PennCorp Financial, Inc., 3 Bethesda Metro Center, Suite 1600, Bethesda, Maryland 20814 (301-656-1777).

                                            By Order of the Board of Directors,

                                            SCOTT D. SILVERMAN
                                            Secretary

December 2, 1997

                                                                         ANNEX A

CONFIDENTIAL

                                December 2, 1997

Board of Directors
PennCorp Financial Group, Inc.
745 Fifth Avenue
New York, New York 10151

Gentlemen:

     You have requested that we reaffirm our fairness opinion referenced below.

     On September 19, 1996, we delivered to you our opinion (the "Opinion") with respect to the fairness, as of April 15, 1996, from a financial point of view, to PennCorp Financial Group, Inc. (the "Company") and its stockholders (other than David J. Stone and Steven W. Fickes) of the consideration proposed to be paid by the Company to its two most senior officers, David J. Stone and Steven
W. Fickes, pursuant to the transaction described therein. The Opinion is attached hereto as Exhibit A. Capitalized terms used herein and not otherwise defined have the meaning given in the Opinion.

     In connection with your request and with your permission, we have only undertaken to re-examine the business, legal, financial and other information stated or referenced in the Opinion upon which we based our conclusions stated therein. Further, our reaffirmation is subject to all of the assumptions stated or referenced in the Opinion. However, at your request we have examined the consideration described in the Proxy Statement, dated November 26, 1997, of the Company that is proposed to be paid by the Company pursuant to the Transaction and have determined that such consideration is substantially similar to the Consideration described in the Opinion.

     Our financial advisory services and this reaffirmation are provided for the use of the Board of Directors of the Company (or committees thereof) and do not constitute, and shall not be deemed to constitute, a recommendation to any stockholder of the Company as to how such stockholder should vote on the proposed transaction described in the Opinion. Except as otherwise required by law, this reaffirmation of Opinion may not be published or otherwise used or referred to, nor shall any public reference to Smith Barney Inc. be made, without our prior consent, it being understood we consent to the reference to this reaffirmation of Opinion in any proxy statement proposed by the Company for use by its stockholders in considering whether to vote to approve the transaction described in the Opinion.

     Based upon and subject to the foregoing, our experience as investment bankers and the information and assumptions stated in the Opinion, we hereby reaffirm to you our opinion that, as of April 15, 1996, the Consideration to be paid by the Company to Messrs. Fickes and Stone pursuant to the Transaction is fair, from a financial point of view, to the Company and its stockholders (other than Messrs. Fickes and Stone).

                                            Very truly yours,

                                            /s/ SMITH BARNEY INC.

                              EXHIBIT A TO ANNEX A

CONFIDENTIAL

                               September 19, 1996

Board of Directors
PennCorp Financial Group, Inc.
745 Fifth Avenue
New York, New York 10151

Gentlemen:

     You have requested our opinion, as of April 15, 1996, with respect to the fairness, from a financial point of view, to PennCorp Financial Group, Inc. (the "Company") and its stockholders (other than David J. Stone and Steven W. Fickes) of the consideration proposed to be paid by the Company to its two most senior officers, David J. Stone and Steven W. Fickes, pursuant to the transaction referenced below.

     As more fully described in the Company's Proxy Statement dated June 11, 1996 (the "Proxy Statement"), the Company intends to enter into an agreement with Messrs. Stone and Fickes to purchase (i) their interests in Knightsbridge Management L.L.C. ("Management"), Knightsbridge Capital L.L.C. ("Capital") and Knightsbridge Consultants L.L.C. ("Consultants") and (ii) the economic interest of Capital as the general partner of Knightsbridge Capital Fund I, L.P. (the "Knightsbridge Fund", and, together with Capital, Consultants and Management, the "Knightsbridge Entities"). The consideration for such purchases (the "Consideration") is to be a $10 million promissory note of the Company bearing interest payable in cash at a fixed rate equal to the IRS applicable mid-term federal rate for the month in which such note is issued and payable at maturity in capital stock of the Company as more fully described in the Proxy Statement. The purchase by the Company of the respective interests of Messrs. Stone and Fickes in the Knightsbridge Entities in exchange for the Consideration is referred to herein as the "Transaction."

     In connection with our opinion, we reviewed the financial terms of the Transaction and have spoken with Messrs. Stone and Fickes and other officers of the Company to discuss the business, operations and other prospects of the Knightsbridge Entities. We examined certain business, legal and financial information relating to the Knightsbridge Entities, as well as certain other data for the Knightsbridge Entities provided to us by the Company and Messrs. Stone and Fickes. In addition to the foregoing, we conducted such other analyses and examinations and considered such other financial, economic and market criteria as we deemed necessary in arriving at our opinion.

     In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise discussed with us. With respect to financial forecasts and other information provided to or otherwise discussed with us, we assumed that such forecasts and other information were reasonably prepared and were based upon and reflected the best currently available estimates and judgments of the management of the Company, including Messrs. Fickes and Stone, as to the expected future financial performance of the Knightsbridge Entities and certain other entities. We have also made certain other assumptions as we deemed necessary and appropriate.

     With your permission, we have assumed, without independent analysis, the fairness to the Company and its stockholders of the transactions and events described in the Proxy Statement under the headings "The Knightsbridge Fund" and "The Southwestern Financial Investment." This opinion also assumes (i) the retention of the right to acquire United Companies Life Insurance Company by the Knightsbridge Fund as well as the related management and other transaction fees that would have been payable to Management and Consultants as a result of such acquisition, (ii) that the employment agreements between the Company and each of Messrs. Stone and Fickes described in the Proxy Statement are on fair and reasonable terms and (iii) the retention by Management and Consultants of the management fees and other fees associated with the Knightsbridge Fund's investment in Southwestern Financial Corporation.

     We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Knightsbridge Entities. In connection with our engagement, we were not asked to (and did not) contact third parties to solicit indications of interest in a possible acquisition of the respective interests of Messrs. Stone and Fickes in the Knightsbridge Entities. We have not been asked to consider, and our opinion does not address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for the Company or any other transaction in which the Company might engage. Furthermore, we have not been asked to express, and we are not expressing, any opinion as to the fairness of the effects of the Transaction on any persons other than the Company and its stockholders (but not including Messrs. Stone and Fickes). Our opinion herein is necessarily based upon financial, stock market and other conditions and circumstances existing and disclosed to us as of the date hereof.

     Pursuant to our engagement, Smith Barney, Inc. has rendered financial advisory services to the Company in connection with the Transaction and will receive a fee (which will include the reimbursement of out-of-pocket expenses and attorney's fees) for this opinion and for such financial advisory services. In the ordinary course of our business, we may actively trade the equity and debt securities of the Company for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. Smith Barney Inc. has also provided investment banking and financial advisory services to the Company and its affiliates. In addition, Smith Barney Inc. has been engaged to render a fairness opinion with respect of the proposed purchase by the Company of the respective investments of the Knightsbridge Fund and Messrs. Stone and Fickes in Southwestern Financial Corporation.

     Our financial advisory services and this opinion are provided for the use of the Board of Directors of the Company (or committees thereof) in evaluating the Transaction and do not constitute, and shall not be deemed to constitute, a recommendation by us to any stockholder of the Company as to how such stockholder should vote on the proposed Transaction. Except as otherwise required by law, our opinion may not be published or otherwise used or referred to, nor shall any public reference to Smith Barney Inc. be made, without our prior consent, it being understood we consent to the publication of this opinion as an annex to any proxy statement proposed by the Company for use by its stockholders in considering whether to vote to approve the Transaction, however, such publication of our opinion is not intended to be, and shall not be deemed to constitute, a recommendation by us to any stockholder of the Company as to how such stockholder should vote with regard to approving the Transaction.

     Based upon and subject to the foregoing, our experience as investment bankers and other factors we deemed relevant, we are of the opinion, as of April 15, 1996, that the Consideration to be paid by the Company to Messrs. Fickes and Stone pursuant to the Transaction is fair, from a financial point of view, to the Company and its stockholders (other than Messrs. Fickes and Stone).

                                            Very truly yours,

                                            /s/ SMITH BARNEY INC.

CONFIDENTIAL

                                                                         ANNEX B

                                December 2, 1997

Board of Directors
PennCorp Financial Group, Inc.
745 Fifth Avenue
New York, New York 10151

Gentlemen:

     You have requested that we reaffirm our fairness opinion referenced below.

     On January 22, 1997, we delivered to you our written opinion (the "Opinion") with respect to the fairness from a financial point of view, to PennCorp Financial Group, Inc. (the "Company") and its stockholders (other than David J. Stone and Steven W. Fickes) of the consideration proposed to be paid by the Company to the Knightsbridge Fund and Messrs. Stone and Fickes pursuant to the transaction described therein. The Opinion (which has been revised to update references therein to the current Proxy Statement) is attached hereto as Exhibit
A. Capitalized terms used herein and not otherwise defined have the meaning given in the Opinion.

     In connection with your request and with your permission, we have undertaken to re-examine the business, legal, financial and other information stated or referenced in the Opinion upon which we based our conclusions stated therein. We have also examined certain additional business, legal and financial information, forecasts and other data, including a Memorandum of Understanding dated November 25, 1997, between the Company, the Knightsbridge Fund and Messrs. Stone and Fickes, provided to us by the Company. Our reaffirmation is subject to all of the assumptions stated or referenced in the Opinion.

     Our financial advisory services and this reaffirmation are provided for the use of the Board of Directors of the Company (or committees thereof) and do not constitute, and shall not be deemed to constitute, a recommendation to any stockholder of the Company as to how such stockholder should vote on the proposed transaction described in the Opinion. Except as otherwise required by law, this reaffirmation of Opinion may not be published or otherwise used or referred to, nor shall any public reference to Smith Barney Inc. be made, without our prior consent, it being understood we consent to the reference to this reaffirmation of Opinion in any proxy statement proposed by the Company for use by its stockholders in considering whether to vote to approve the transaction described in the Opinion.

     Based upon and subject to the foregoing, our experience as investment bankers and the information and assumptions stated in the Opinion, we hereby reaffirm to you our opinion that the payment of either the Settlement Consideration or the Non-Settlement Consideration, as adjusted pursuant to the Memorandum of Understanding, to be paid by the Company to the Knightsbridge Fund and Messrs. Stone and Fickes pursuant to the Transaction is fair, from a financial point of view, to the Company and its stockholders (other than Messrs. Fickes and Stone).

                                            Very truly yours,

                                            /s/ SMITH BARNEY INC.

                              EXHIBIT A TO ANNEX B

CONFIDENTIAL

                                January 22, 1997

Board of Directors
PennCorp Financial Group, Inc.
745 Fifth Avenue
New York, New York 10151

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, to PennCorp Financial Group, Inc. (the "Company") and its stockholders (other than David J. Stone and Steven W. Fickes) of the consideration proposed to be paid by the Company to the Knightsbridge Capital Fund I, L.P. (the "Knightsbridge Fund") and the Company's two most senior officers, David J. Stone and Steven W. Fickes, pursuant to the transaction referenced below.

     As more fully described in the Proxy Statement to which this letter is to be affixed as an Exhibit, the Company, through a wholly owned subsidiary, currently owns approximately 69% of the outstanding common stock and warrants to purchase common stock of Southwestern Financial Corporation ("SW Financial") and is proposing to enter into an agreement with the Knightsbridge Fund and Messrs. Stone and Fickes, with respect to the purchase by the Company of the investments of the Knightsbridge Fund and Messrs. Stone and Fickes in SW Financial (collectively, the "SW Financial Controlling Interests"). The consideration for such purchase is dependent upon whether the proposed settlement (the "Settlement") of the stockholder litigation filed on January 11, 1996 against the Company and each of its directors, individually, is approved by the Court of Chancery of the State of Delaware. Pursuant to the terms of the proposed Settlement, Messrs. Stone and Fickes will agree not to exercise their respective warrants to purchase common stock of SW Financial (the "Warrants"), which Warrants are otherwise proposed to be purchased by the Company. If the Settlement is approved by the Court of Chancery, the consideration to be paid by the Company for the SW Financial Controlling Interests, which will exclude the Warrants, will be $67,500,000 in cash (the "Settlement Consideration"). If the Settlement is not approved, the consideration to be paid by the Company for the SW Financial Controlling Interests, which will include the Warrants, will be $69,600,000 in cash (the "Non-Settlement Consideration"). The proposed purchase by the Company of the SW Financial Controlling Interests in exchange for either the Settlement Consideration or the Non-Settlement Consideration is referred to herein as the "Transaction".

     In connection with our opinion, we discussed with Messrs. Stone and Fickes and other officers of the Company and of SW Financial various matters with respect of the business, operations and other prospects of SW Financial. We examined certain business, legal and financial information relating to SW Financial, as well as certain financial forecasts and other data for SW Financial provided to us by SW Financial, the Company and Messrs. Stone and Fickes. We also analyzed certain financial, stock market and other publicly available information relating to other companies whose operations we considered relevant in evaluating the operations of SW Financial. In addition to the foregoing, we conducted such other analyses and examinations and considered such other financial, economic and market criteria as we deemed necessary in arriving at our opinion.

     In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise discussed with us. With respect to financial forecasts and other information provided to or otherwise discussed with us, we assumed that such forecasts and other information were reasonably prepared and were based upon and reflected the best currently available estimates and judgments of the management of SW Financial and of the Company, including Messrs. Fickes and Stone, as to the expected future financial performance of SW Financial. We have also made certain other assumptions as we deemed necessary and appropriate.

     With your permission, we have assumed, without independent analysis, the fairness to the Company and its stockholders of the transactions and events described in the Proxy Statement under the headings "CERTAIN TRANSACTIONS -- The PennCorp/Knightsbridge Relationship."

     We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of SW Financial. In connection with our engagement, we were not asked to (and did not) contact third parties to solicit indications of interest in a possible acquisition of SW Financial. In addition, we have not been asked to consider, and our opinion does not address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for the Company or any other transaction in which the Company might engage. Furthermore, we have not been asked to express, and we are not expressing, any opinion as to the fairness of the effects of the transaction on any persons other than the Company and its stockholders (but not including Messrs. Stone and Fickes). Our opinion herein is necessarily based upon financial, stock market and other conditions and circumstances existing and disclosed to us as of the date hereof.

     Pursuant to our engagement, Smith Barney Inc. has rendered financial advisory services to the Company in connection with the Transaction and will receive a fee (which will include the reimbursement of out-of-pocket expenses and attorney's fees) for this opinion and for such financial advisory services. In the ordinary course of our business, we may actively trade the equity and debt securities of the Company for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, Smith Barney Inc. has provided investment banking and financial advisory services to the Company and its affiliates, including the rendering of a fairness opinion with respect of the proposed purchase by the Company of (i) the interests of Messrs. Stone and Fickes in Knightsbridge Management L.L.C. and Knightsbridge Consultants L.L.C. and (ii) certain economic interests of Knightsbridge Capital L.L.C. as the general partner of the Knightsbridge Fund.

     Our financial advisory services and this opinion are provided for the use of the Board of Directors of the Company (or committees thereof) in evaluating the Transaction and do not constitute, and shall not be deemed to constitute, a recommendation to any stockholder of the Company as to how such stockholder should vote on the proposed Transaction. Except as otherwise required by law, our opinion may not be published or otherwise used or referred to, nor shall any public reference to Smith Barney Inc. be made, without our prior consent, it being understood we consent to the publication of this opinion as an annex to any proxy statement proposed by the Company for use by its stockholders in considering whether to vote to approve the Transaction, however, such publication of our opinion is not intended to be, and shall not be deemed to constitute, a recommendation by us to any stockholder of the Company as to how such stockholders should vote with respect to approving the Transaction.

     Based upon and subject to the foregoing, our experience as investment bankers and other factors we deemed relevant, we are of the opinion, as of the date hereof, that the payment of either the Settlement Consideration or the Non-Settlement Consideration by the Company to Knightsbridge Fund and Messrs. Stone and Fickes pursuant to the Transaction would be fair, from a financial point of view, to the Company and its stockholders (other than Messrs. Fickes and Stone).

                                            Very truly yours,

                                            /s/ SMITH BARNEY INC.

                        PENNCORP FINANCIAL GROUP, INC.


            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
       THE COMPANY FOR ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 31, 1997


The undersigned hereby constitutes and appoints Scott D. Silverman, James P. McDermott, and each of them, as their true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of PennCorp Financial Group, Inc. to be held at 3 Bethesda Metro Center, Bethesda, Maryland on Monday, December 31, 1997 and at any adjournments thereof, on all matters coming before said meeting.

Election of Directors, Nominees:            (change of address/comments)

      Allan D. Greenberg                ---------------------------------------

      Kenneth Roman                     ---------------------------------------

      Maurice Slayton                   ---------------------------------------

                                        ---------------------------------------
                                        (If you have written in the above space, please mark the corresponding box on the reverse side of this card)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE        * * * * * * * *
APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK * SEE REVERSE * ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD * SIDE *
OF DIRECTOR'S RECOMMENDATIONS.                                  * * * * * * * *

[X] Please mark your
    votes as in this
    example.

    This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors and FOR Proposals 2 through 7.

--------------------------------------------------------------------------------
     The Board of Directors recommends a vote FOR proposals 1 through 7.
--------------------------------------------------------------------------------
                                      FOR     WITHHELD

1. Election of Directors              [ ]       [ ]
   (See reverse)

For, except vote withheld from the following Nominee(s):



-----------------------------------------------------------------

                                      FOR     AGAINST    ABSTAIN
2. Approval of adoption of
   certain amendments to
   the 1996 Stock Award
   and Stock Option Plan.             [ ]       [ ]        [ ]


3. Approval of Amendment to
   Certificate of Incorporation       [ ]       [ ]        [ ]
   to Increase Authorized
   Common Stock

4. Approval of Amendment to
   Certificate of Incorporation
   to Reduce Minimum Required
   Number of Directors                [ ]       [ ]        [ ]

5. Approval of Purchase of The
   Fickes and Stone Knightsbridge
   Interests                          [ ]       [ ]        [ ]


6. Approval of Purchase of the
   SW Financial Controlling
   Interest                           [ ]       [ ]        [ ]


7. Approval of the Adjournment
   Proposal                           [ ]       [ ]        [ ]


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                                     The signer hereby revokes all proxies
                                     heretofore given by the signer to vote at said meeting or any adjournments thereof.

                                     NOTE:  Please sign exactly as name appears
                                            hereon.   Joint owners should each
                                            sign.  When signing as attorney,
                                            executor, administrator, trustee or
                                            guardian, please give full title as
                                            such.



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                                       SIGNATURE(S)                      DATE